EXHIBIT 10.21


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                                CREDIT AGREEMENT


                                      AMONG

                         STYLING TECHNOLOGY CORPORATION,
                                       AND
                   CREDIT AGRICOLE INDOSUEZ, NEW YORK BRANCH,
                                    AS AGENT,
                                       AND
                     THE LENDING INSTITUTIONS LISTED HEREIN



                          DATED AS OF DECEMBER 10, 1997




                                   $75,000,000

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

                                TABLE OF CONTENTS

SECTION 1.  Amount and Terms of Credit...................................... 1

                  1.01.  Commitments........................................ 1
                  1.02.  Minimum Amount of Each Borrowing;
                           Maximum Number of Borrowings..................... 4
                  1.03.  Notice of Borrowings............................... 5
                  1.04.  Disbursement of Funds.............................. 6
                  1.05.  Notes.............................................. 7
                  1.06.  Pro Rata Borrowings................................ 9
                  1.07.  Interest........................................... 9
                  1.08.  Capital Requirements...............................10
                  1.09.  Total Loan Commitments; Limitations on
                           Outstanding Loan Amounts.........................10
                  1.10.  Letters of Credit..................................11
                  1.11.  Conversions; Continuations.........................20
                  1.12.  Special Provisions Governing LIBOR Loans...........21
                  1.13.  Interest Periods...................................26

SECTION 2.  Commitments.....................................................27

                  2.01.  Voluntary Reduction of Commitments.................27
                  2.02.  Mandatory Adjustments of Commitments, etc..........27
                  2.03.  Commitment Commission..............................28

SECTION 3.  Payments........................................................29

                  3.01.  Voluntary Prepayments..............................29
                  3.02.  Mandatory Prepayments..............................30
                  3.03.  Method and Place of Payment........................33
                  3.04.  Net Payments.......................................34

SECTION 4.  Conditions Precedent............................................35

                  4.01.  Conditions Precedent to Initial Loans..............35
                  4.02.  Conditions Precedent to All Loans..................44
                  4.03.  Additional Conditions Precedent to
                            Acquisition Term Loans..........................46
                  4.04.  Conditions Precedent to All Letters of Credit......49

SECTION 5.  Representations, Warranties and Agreements......................49

                  5.01.  Status.............................................50
                  5.02.  Corporate Power and Authority; Business............50
                  5.03.  No Violation.......................................51
                  5.04.  Litigation.........................................51
                  5.05.  Use of Proceeds....................................51
                  5.06.  Governmental Approvals, etc........................52
                  5.07.  Investment Company Act.............................52
                  5.08.  Public Utility Holding Company Act.................53
                  5.09.  True and Complete Disclosure.......................53
                  5.10.  Transaction........................................53
                  5.11.  Financial Condition; Financial Statements;
                           Projections......................................54
                  5.12.  Security Interests.................................56
                  5.13.  Tax Returns and Payments...........................57
                  5.14.  ERISA..............................................57
                  5.15.  Subsidiaries.......................................58
                  5.16.  Patents, etc.......................................59
                  5.17.  Compliance with Laws, etc..........................59
                  5.18.  Properties.........................................60
                  5.19.  Securities.........................................60
                  5.20.  Collective Bargaining Agreements...................60
                  5.21.  Indebtedness Outstanding; Prior Liens..............60
                  5.22.  Environmental Protection...........................61
                  5.23.  Environmental Investigations.......................63

SECTION 6.  Affirmative Covenants...........................................63

                  6.01.  Information Covenants..............................63
                  6.02.  Books, Records and Inspections.....................68
                  6.03.  Maintenance of Property; Insurance.................69
                  6.04.  Payment of Taxes...................................69
                  6.05.  Corporate Franchises...............................70
                  6.06.  Compliance with Statutes, etc......................70
                  6.07.  ERISA..............................................70
                  6.08.  Performance of Obligations.........................71
                  6.09.  End of Fiscal Years; Fiscal Quarters...............71
                  6.10.  Use of Proceeds....................................71
                  6.11.  Interest Rate Protection...........................72
                  6.12.  Equal Security for Loans and Notes; No
                            Further Negative Pledges........................72
                  6.13.  Lender Meeting.....................................72
                  6.14.  Pledge of Additional Collateral....................72
                  6.15.  Security Interests.................................73
                  6.16.  Subsidiary Guarantees..............................74

                  6.17.  Environmental Events...............................74
                  6.18.  Landlord Lien Assurance............................75

SECTION 7.  Negative Covenants..............................................75

                  7.01.  Conduct of Business................................75
                  7.02.  Amendments or Waivers of Certain Documents.........75
                  7.03.  Liens..............................................76
                  7.04.  Indebtedness.......................................78
                  7.05.  Capital Expenditures...............................79
                  7.06.  Advances, Investments and Loans....................80
                  7.07.  Prepayments of Indebtedness, etc...................81
                  7.08.  Dividends, etc.....................................81
                  7.09.  Transaction with Affiliates........................82
                  7.10.  Total Interest Coverage Ratio......................82
                  7.11.  Fixed Charge Coverage Ratio........................83
                  7.12.  Leverage Ratios....................................84
                  7.13.  Minimum Consolidated EBITDA........................86
                  7.14.  Issuance of Subsidiary Stock.......................87
                  7.15.  Disposition of Assets..............................87
                  7.16.  Contingent Obligations.............................90
                  7.17.  ERISA..............................................90
                  7.18.  Merger and Consolidations..........................91
                  7.19.  Sale and LeaseBacks...............................91
                  7.20.  Sale or Discount of Receivables....................92
                  7.21.  Gena Payments......................................92

SECTION 8.  Events of Default...............................................92

                  8.01.  Payments...........................................92
                  8.02.  Representations, etc...............................92
                  8.03.  Covenants..........................................93
                  8.04.  Default Under Other Agreements.....................93
                  8.05.  Bankruptcy, etc....................................93
                  8.06.  ERISA..............................................94
                  8.07.  Security Documents.................................95
                  8.08.  Guarantees.........................................95
                  8.09.  Judgments..........................................95
                  8.10.  Ownership..........................................96

SECTION 9.  Definitions.....................................................97

SECTION 10.  The Agent......................................................128

                  10.01.  Appointment.......................................128
                  10.02.  Delegation of Duties..............................129
                  10.03.  Exculpatory Provisions............................129
                  10.04.  Reliance by the Agent.............................130
                  10.05.  Notice of Default.................................130
                  10.06.  NonReliance on Agent and Other Banks..............131
                  10.07.  Indemnification...................................131
                  10.08.  The Agent in Its Individual Capacity..............132
                  10.09.  Successor Agent...................................132
                  10.10.  Resignation by Agent..............................133

SECTION 11.  Miscellaneous..................................................133

                  11.01.  Payment of Expenses, etc..........................133
                  11.02.  Right of Setoff...................................134
                  11.03.  Notices...........................................135
                  11.04.  Benefit of Agreement..............................136
                  11.05.  No Waiver; Remedies Cumulative....................138
                  11.06.  Payments Pro Rata.................................138
                  11.07.  Calculations; Computations........................139
                  11.08.  Governing Law; Submission to Jurisdiction;
                            Venue...........................................139
                  11.09.  Counterparts......................................140
                  11.10.  Effectiveness.....................................140
                  11.11.  Headings Descriptive..............................141
                  11.12.  Amendment or Waiver...............................141
                  11.13.  Survival..........................................141
                  11.14.  Domicile of Loans.................................141
                  11.15.  Waiver of Jury Trial..............................141
                  11.16.  Independence of Covenants.........................142

Annex I   List of Banks
Annex II  Bank Addresses

Schedule 4.01(t)(i)  List of Mortgaged Real Property
Schedule 5.15        Subsidiaries
Schedule 5.19        Securities
Schedule 5.20        Schedule of Collective Bargaining Agreements
Schedule 5.21(a)     Schedule of Existing Debt
Schedule 5.21(b)     Prior Liens
Schedule 5.22        Environmental
Schedule 5.24        Certain Liens
Schedule 6.01(i)     Summary of Corporate Insurance Policies

Exhibit A1    Form of A Term Note
Exhibit A2    Form of B Term Note
Exhibit A3    Form of Acquisition Term Note
Exhibit B     Form of Revolving Note
Exhibit C1    Form of Opinion of O'Connor, Cavanagh, Anderson,
                Killingsworth & Beshears
Exhibit C2    Form of Local Counsel Opinions
Exhibit D     Form of Mortgage
Exhibit E     Form of Subsidiary Guarantee
Exhibit F1    Form of Borrower Securities Pledge Agreement
Exhibit G1    Form of Borrower Intellectual Property Security Agreement
Exhibit G2    Form of Subsidiary Intellectual Property Security Agreement
Exhibit H1    Form of Borrower General Security Agreement
Exhibit H2    Form of Subsidiary General Security Agreement
Exhibit I1    Form of Notice of Assignment
Exhibit I2    Form of Assignment and Assumption Agreement
Exhibit J     Form of Notice of Borrowing
Exhibit K     Form of Borrowing Base Certificate
Exhibit L     Form of Officers' Certificate Regarding Environmental Review
Exhibit M     Form of Officers' Solvency Certificate
Exhibit N     Form of Landlord Lien Assurance
Exhibit O     Form of Officers' Certificate Regarding Conditions Precedent

          CREDIT AGREEMENT, dated as of December 10, 1997, among STYLING TECHNOLOGY CORPORATION, a Delaware corporation (the "Borrower"), the lending institutions listed in Annex I (each a "Bank" and, collectively, the "Banks") and CREDIT AGRICOLE INDOSUEZ ("Indosuez"), as agent for the Banks (in such capacity "Agent") and as collateral agent for the Banks (in such capacity, the "Collateral Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 9 are used herein as so defined.

                             W I T N E S S E T H :

          WHEREAS, the Borrower has entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Inverness Corporation and Inverness (UK) Limited (the "Sellers"), to effect the purchase by the Borrower of certain of the assets of Inverness (the "Transaction");

          WHEREAS, the Borrower desires (i) to incur the Initial Loans from the Banks, the proceeds of which will be applied to repay outstanding Indebtedness, to finance the Transaction and to pay certain fees and expenses related thereto and (ii) to incur further Loans from the Banks, the proceeds of which will be used (a) to provide working capital for the Borrower and its Subsidiaries and for general corporate purposes and (b) with respect to the Acquisition Term Loans, to provide financing for acquisitions, subject to the conditions set forth herein;

          WHEREAS, the Guarantors, in accordance with the terms and conditions hereinafter set forth, have agreed to guarantee the obligations of the Borrower hereunder; and

          WHEREAS, the Banks are willing to make available the credit facilities provided for herein.

          NOW, THEREFORE, IT IS AGREED:
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                                      -2-

          SECTION 1. AMOUNT AND TERMS OF CREDIT.

          1.01. COMMITMENTS. Subject to and upon the terms and conditions herein set forth, each Bank severally agrees (i) in the case of any Borrowing under the A Term Loan Facility or the B Term Loan Facility, in each case, on the Closing Date, (ii) in the case of any Borrowing under the Revolving Portion, at any time and from time to time after the Closing Date and prior to the Revolving Loan Commitment Termination Date and (iii) in the case of any Borrowing under the Acquisition Portion, at any time and from time to time after the Closing Date and prior to the Acquisition Term Loan Commitment Termination Date, to make a Loan or Loans to the Borrower, which Loans shall be drawn under the Loan Facility (including the Acquisition Portion, the Revolving Portion and the Term Portion thereof), as set forth below.

               (a) Loans under the Term Portion of the Loan Facility (each a "Term Loan" and, collectively, the "Term Loans") may be made under the A Term Loan Facility (each an "A Term Loan" and, collectively, the "A Term Loans") and the B Term Loan Facility (each a "B Term Loan" and, collectively, the "B Term Loans"). Once repaid, Term Loans may not be reborrowed.

                    (i) Each A Term  Loan  under the A Term  Loan  Facility  (a)
               shall be made as a single drawing on the Closing Date in an amount not to exceed the Total A Term Loan Commitment; PROVIDED, that the full amount of the Total B Term Loan Commitment has been used on the Closing Date, (b) shall initially be made as Base Rate Loans and, 30 days after the Closing Date or such earlier time as the Agent may agree (but in no event later than completion of the syndication), at the option of the Borrower and subject to the terms hereof, thereafter may be converted into LIBOR Loans; PROVIDED that all Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type and (c) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the A Term Loan Commitment of such Bank.

                    (ii) Each B Term Loan  under  the B Term Loan  Facility  (a)
               shall be made as a single drawing on the Closing Date in an amount not to exceed the Total B Term Loan Commitment, (b) shall initially be made as Base Rate Loans and, 30 days after the Closing Date or such earlier time as the Agent may agree (but in no event later than completion of the syndication), at the option of the Borrower and subject to the terms hereof, thereafter may be converted into LIBOR Loans; PROVIDED that all Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type and (c) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the B Term Loan Commitment of such Bank.

               (b) Loans under the Revolving Portion of the Loan Facility (each a "Revolving Loan" and, collectively, the "Revolving Loans") (i) shall be made at any time and from time to time after the Closing Date and prior to the Revolving Loan Commitment Termination Date, (ii) shall initially be made as Base Rate Loans and, 30 days after the Closing Date or such earlier time as the Agent may agree (but in no event later than completion of the syndication), shall be made at the option of the Borrower either as Base Rate Loans or as LIBOR Loans; PROVIDED that all Revolving Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed for any Bank at any time outstanding the Revolving Loan Commitment of such Bank at such time and (v) shall not in any case be made if the aggregate principal amount of Revolving Loans then outstanding, after giving effect to the Revolving Loan requested by the relevant Notice of Borrowing, plus the then outstanding Letters of Credit Usage, after giving effect to the issuance of all Letters of Credit subject to outstanding requests for issuance, would exceed the lesser of the Borrowing Base as shown in the Borrowing Base Certificate that was last required to be delivered pursuant to Section
          6.01 or the Total Revolving Loan Commitment then in effect.

               (c) Loans under the Acquisition Portion of the Loan Facility (each an "Acquisition Term Loan") (i) shall be made to the Borrower after the Closing Date and prior to the Acquisition Term Loan Commitment Termination Date (the date of each such Borrowing of an Acquisition Term Loan, an "Acquisition Term Loan Closing Date") to effect acquisitions, (ii) shall initially be made as Base Rate Loans and, 30 days after the Closing Date or such earlier time as the Agent may agree (but in no event later than completion of the syndication), shall be made at the option of the Borrower either as Base Rate Loans or as LIBOR Loans, (iii) shall not exceed for any Bank at any time outstanding the Acquisition Term Loan Commitment of such Bank at such time, and (iv) shall not be made pursuant to a particular Notice of Borrowing if the aggregate principal amount of Acquisition Term Loans made since the Closing Date, after giving effect to the Acquisition Term Loan requested by such Notice of Borrowing, would exceed the Total Acquisition Term Loan Commitment.

               (d) At any Acquisition Term Loan Closing Date, Acquisition Term Loans made by the Borrower on such date shall automatically convert into Term Loans (each such conversion, a "Conversion Event"). Such Acquisition Term Loans shall be added to the Total A Term Loan Commitment and A Term Loans and the Total B Term Loan Commitment and B Term Loans, respectively, in an amount equal to the product of (a) the Acquisition Term Loans made on such date and (b) a fraction, the numerator of which is the outstanding principal amount of such A Term Loans or B Term Loans, as the case may be, immediately before such Conversion Event and the denominator of which is the outstanding principal amount of Term Loans immediately before such Conversion Event. Upon conversion, such Acquisition Term Loans shall be henceforth considered A Term Loans and B Term Loans, as the case may be.

               (e) Upon any Conversion Event, the Scheduled A Term Loans Principal Payments and the Scheduled B Term Loans Principal Payments shall be increased by adding to each Principal Payment Date the product of (a) the amount of such Acquisition Term Loans converted to A Term Loans or B Term Loans, as the case may be, pursuant to such Conversion Event and (b) a fraction, the numerator of which is equal to the amount of such Scheduled A Term Loans Principal Payment or Scheduled B Term Loans Principal Payment, as the case may be, then remaining on each Principal Payment Date, and the denominator of which is the amount of all Scheduled A Term Loans Principal Payments and Scheduled B Term Loans Principal Payments, as the case may be, remaining before such Conversion Event.

          1.02. MINIMUM AMOUNT OF EACH BORROWING; MAXIMUM NUMBER OF BORROWINGS. The minimum aggregate principal amount of a Borrowing of Loans shall be the Minimum Borrowing Amount and, if greater, shall be in integral multiples of $100,000; PROVIDED, HOWEVER, that the Borrowing of the A Term Loan portion and the B Term Loan portion of the Initial Loans shall be in an aggregate principal amount of $25,000,000 and $25,000,000, respectively; PROVIDED, FURTHER, HOWEVER, that the Banks' Acquisition Term Loan Commitment shall terminate, on a PRO RATA basis for each Bank, with respect to any portion of the Total Acquisition Term Loan Commitments not utilized by the Borrower prior to the Acquisition Term Loan Commitment Termination Date. The minimum aggregate principal amount of a Borrowing of Revolving Loans shall be the Minimum Borrowing Amount (other than a Borrowing of Base Rate Loans such that the total amount of Revolving Loans to be outstanding after giving effect to such Borrowing shall be equal to the Total Revolving Commitment) and, if greater, shall be in integral multiples of $100,000. More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than eight Borrowings of LIBOR Loans.

          1.03. NOTICE OF BORROWINGS. Whenever the Borrower desires that the Banks make the Initial Loans, an Authorized Officer of the Borrower shall give the Agent at the Agent's Office prior to Noon (New York time) at least two Business Days' prior written notice (or telephone notice promptly confirmed in writing) of such Borrowing. Whenever the Borrower desires that the Banks make Base Rate Loans under the Revolving Portion or the Acquisition Portion of the Loan Facility after the Closing Date an Authorized Officer of the Borrower shall give the Agent at the Agent's Office prior to Noon (New York time) on the proposed date of such Borrowing prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing of Base Rate Loans.
Whenever the Borrower desires that the Banks make LIBOR Loans under the Revolving Portion or the Acquisition Portion of the Loan Facility it shall give the Agent at the Agent's Office prior to 10:00 A.M. (New York time) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing of LIBOR Loans. Each such notice, which shall be substantially in the form of EXHIBIT J hereto (each a "Notice of Borrowing"), shall be irrevocable, shall be deemed a representation by the Borrower that all conditions precedent to such Borrowing have been satisfied and shall specify (i) whether such Borrowing is to be made from the A Term Loan Facility, the B Term Loan Facility, the Acquisition Term Loan Facility or the

Revolving Loan Facility, (ii) the aggregate principal amount in Dollars of the Loans to be made pursuant to such Borrowing, all of which shall be specified in such manner as is necessary to comply with all limitations on Term Loans, Acquisition Term Loans and Revolving Loans outstanding hereunder, including without limitation, in the case of the Revolving Loans availability under the Borrowing Base, and (iii) the date of Borrowing (which shall be a Business Day). The Agent shall as promptly as practicable give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

          1.04. DISBURSEMENT OF FUNDS. (a) No later than 3:00 P.M. (New York time) on the date specified in each Notice of Borrowing, each Bank will make available to the Agent in New York its PRO RATA portion of each Borrowing requested to be made on such date in the manner provided below.

          (b) Each Bank shall make available all amounts it is to fund under any Borrowing on or after the Closing Date in immediately available funds to the Agent to the account specified therefor by the Agent or if no account is so specified at the Agent's Office and the Agent will make such funds available to the Borrower by depositing to the account specified therefor by the Borrower or if no account is so specified to its account at the Agent's Office the aggregate of the amounts so made available in the type of funds received. Unless the Agent shall have been notified by any Bank prior to the date of any such Borrowing that such Bank does not intend to make available to the Agent its portion of the Borrowing or Borrowings to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Borrowing, and the Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank and the Agent has made such corresponding amount available to the Borrower, the Agent shall be entitled to recover such amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such amount is recovered by the Agent, at a rate PER ANNUM equal to (x) if paid by such Bank, the Federal Funds Rate or (y) if paid by the Borrower (and/or one or more other Credit Parties), the then applicable rate of interest, calculated in accordance with Section 1.07, for the respective Loans. The Agent shall also be entitled to recover from any Bank an amount equal to any other losses incurred by the Agent as a result of the failure of such Bank to provide such amount as provided in this Agreement.

          (c) Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower or any other Credit Party may have against any Bank as a result of any default by such Bank hereunder.

          1.05. NOTES. (a) The Borrower's obligation to pay the principal of and interest on all the Loans made to it by each Bank shall be evidenced: (i) if A Term Loans, by a promissory note (each, an "A Term Note" and, collectively, the "A Term Notes") duly executed and delivered by the Borrower, substantially in the form of EXHIBIT A1 hereto, each with blanks appropriately completed in conformity herewith; (ii) if B Term Loans, by a promissory note (each, a "B Term Note" and, collectively, the "B Term Notes") duly executed and delivered by the Borrower, substantially in the form of EXHIBIT A2 hereto, each with blanks appropriately completed in conformity herewith; (iii) if Acquisition Term Loans, by a promissory note (each, an "Acquisition Term Note" and, collectively, the "Acquisition Term Notes") duly executed and delivered by the Borrower, substantially in the form of Exhibit A3 hereto; and (iv) if Revolving Loans, by a promissory note (each, a "Revolving Note" and, collectively, the "Revolving Notes") duly executed and delivered by the Borrower substantially in the form of EXHIBIT B hereto, with blanks appropriately completed in conformity herewith.

          (b) The A Term Note of the Borrower issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Effective Date, (iii) be in a stated principal amount equal to the A Term Loan Commitment of such Bank and be payable in the aggregate principal amount of the A Term Loans evidenced thereby, (iv) mature, with respect to each Loan evidenced thereby, on the Final A Term Loan Maturity Date, (v) be subject to mandatory prepayment as provided in Section 3.02, (vi) bear interest as provided in the appropriate clause of Section 1.07 in respect of the Base Rate Loans and the LIBOR Loans, as the case may be, evidenced thereby and (vii) be entitled to the benefits of this Agreement and the other applicable Credit Documents.

          (c) The B Term Note of the Borrower issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Effective Date, (iii) be in a stated principal amount equal to the B Term Loan Commitment of such Bank and be payable in the aggregate principal amount of the B Term Loans evidenced thereby, (iv) mature, with respect to each Loan evidenced thereby, on the Final B Term Loan Maturity Date, (v) be subject to mandatory prepayment as provided in Section 3.02, (vi) bear interest as provided in the appropriate clause of Section 1.07 in respect of the Base Rate Loans and the LIBOR Loans, as the case may be, evidenced thereby and (vii) be entitled to the benefits of this Agreement and the other applicable Credit Documents.

          (d) The Acquisition Term Note of the Borrower issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Effective Date, (iii) be in a stated principal amount equal to the Acquisition Term Loan Commitment of such Bank and be payable in the aggregate principal amount of the Acquisition Term Loan evidenced thereby, (iv) be subject to conversion into an A Term Note and a B Term Note upon a Conversion Event pursuant to Section 1.01(d), at which time, at the option of such Bank, the Borrower shall issue new A Term Notes and new B Term Notes to each such Bank holding Acquisition Term Loan Commitments, in an amount equal to such Acquisition Term Loans so converted, and shall issue a new Acquisition Term Note to such Bank reflecting the decrease in such Bank's Acquisition Term Loan Commitment and such Bank shall return the replaced A Term Note, B Term Note and Acquisition Term Note to the Borrower, and (v) be entitled to the benefits of this Agreement and the other applicable Credit Documents.

          (e) The Revolving Note of the Borrower issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Effective Date, (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the aggregate principal amount of the Revolving Loans evidenced thereby, (iv) mature, with respect to each Loan evidenced thereby, on the Revolving Loan Maturity Date, (v) be subject to mandatory prepayment as provided in Section 3.02, (vi) bear interest as provided in the appropriate clause of Section 1.07 in respect of the Base Rate Loans and LIBOR Loans, as the case may be, evidenced thereby and (vii) be entitled to the benefits of this Agreement and the other applicable Credit Documents.

          (f) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's or any Credit Party's obligations hereunder or under the other applicable Credit Documents in respect of such Loans.

          1.06. PRO RATA BORROWINGS. All Borrowings under this Agreement shall be loaned by the Banks PRO RATA on the basis of their A Term Loan Commitments, B Term Loan Commitments, Acquisition Term Loan Commitments or Revolving Loan Commitments, as the case may be. No Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

          1.07. INTEREST. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) (or unless sooner converted into a LIBOR
Loan) at a rate PER ANNUM which shall at all times be equal to the sum of (i) the Base Rate in effect from time to time and (ii) the applicable Interest Margin.

          (b) The unpaid principal amount of each LIBOR Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) (or unless sooner converted to a Base Rate Loan) at a rate PER ANNUM equal to the sum of (i) the relevant LIBOR Rate and (ii) the applicable Interest Margin.

          (c) The unpaid principal amount of each Loan, upon the occurrence and during the continuance of an Event of Default, overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall bear interest at a rate PER ANNUM equal to 2% plus the rate (including any applicable margin) in effect from time to time.

          (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each March, June, September and December beginning December 31, 1997; (ii) in respect of each LIBOR Loan, in arrears on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at threemonth intervals after the first date of such Interest Period; and (iii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Notwithstanding the foregoing, interest payable at the rate provided in Section 1.07(c) shall be payable on demand.

          (e) All computations of interest hereunder shall be made in accordance with Section 11.07(b).

          (f) The Agent, upon determining the interest rate for any Borrowing of LIBOR Loans for any Interest Period, shall promptly notify the Borrower and the Banks thereof. Such determination shall, absent manifest error, be final, conclusive and binding upon all parties hereto.

          1.08. CAPITAL REQUIREMENTS. If any Bank shall have determined that the adoption or effectiveness after the Effective Date of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or such Bank's parent with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (including in each case any such change proposed or published prior to the date hereof but taking effect thereafter), has or would have the effect of reducing the rate of return on such Bank's or such Bank's parent's capital or assets as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such Bank's parent could have achieved but for such adoption, effectiveness or change or as a consequence of an increase in the amount of capital required to be maintained by such Bank (including in each case, without limitation, with respect to any Bank's Commitment or any Loan), then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such Bank's parent, as the case may be, for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.08, will give written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts.

          1.09. TOTAL LOAN COMMITMENTS; LIMITATIONS ON OUTSTANDING LOAN AMOUNTS. The original amount of the (i) Total Commitments is $75,000,000, (ii) Total A Term Loan Commitment is $25,000,000, (iii) Total B Term Loan Commitment is $25,000,000, (iv) Total Acquisition Term Loan Commitment is $12,500,000 and (v) Total Revolving Loan Commitment is $12,500,000, including up to $5,000,000 of Letters of Credit. Anything contained in this Agreement to the contrary notwithstanding, (a) in no event shall the sum of the aggregate principal amount of all Term Loans, Acquisition Term Loans and Revolving Loans of any Bank at any time exceed such Bank's portion of the Total Commitments, (b) in no event shall the sum of the aggregate principal amount of all Term Loans, Acquisition Term Loans and Revolving Loans from all Banks at any time exceed the Total Commitments and (c) in no event shall the Total Utilization of Revolving Loan Commitments and Letters of Credit Usage exceed the lesser of the Total Revolving Loan Commitments or the Borrowing Base.

          1.10. LETTERS OF CREDIT.

          (a) LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth herein and in the other Credit Documents, in addition to requesting that the Banks make Revolving Loans pursuant to Section 1.03, the Borrower may request, in accordance with the provisions of this Section 1.10, that one or more Issuing Banks issue Letters of Credit for the account of the Borrower; PROVIDED that (i) the Borrower shall not request that any Bank issue any Letter of Credit and a Bank shall not issue any Letter of Credit, if after giving effect to such issuance the sum of (A) the Letters of Credit Usage on the date of such issuance, after giving effect to the issuance of all Letters of Credit subject to outstanding requests for issuance of a Letter of Credit, plus
(B) the aggregate principal amount of Revolving Loans then outstanding, after giving effect to the making of all Revolving Loans then requested by all outstanding but unfunded Notices of Borrowing, would exceed the lesser of the Borrowing Base as would be shown in the Borrowing Base Certificate that was last required to be delivered pursuant to Section 6.01 or the Total Revolving Loan Commitment then in effect, (ii) in no event shall any Issuing Bank issue (A) any Letter of Credit having an expiration date later than thirty (30) Business Days prior to the Revolving Loan Maturity Date, after giving effect to any possible renewal of such Letter of Credit pursuant to the proviso to the following clause
(ii)(B), (B) subject to the foregoing clause (ii)(A), any Letter of Credit having an expiration date more than one year after its date of issuance; PROVIDED that, subject to the foregoing clause (ii)(A), this clause (B) shall not prevent any Issuing Bank from issuing a Letter of Credit containing a provision to the effect that such Letter of Credit will automatically be renewed annually for a period not to exceed one year, so long as such renewable Letter of Credit provides that it shall not at any time be renewed for an additional year if (I) the Borrower notifies the Issuing Bank in writing one Business Day prior to the applicable renewal date that the Borrower elects to allow the Letter of Credit to expire without being renewed, or (II) the Issuing Bank or the Required Banks notify the Borrower in writing, PRIOR to the date set forth in such Letter of Credit as the date by which the beneficiary thereof is to be notified whether such Letter of Credit is to be renewed, that such Letter of Credit shall not be so renewed, in which case such Letter of Credit shall not be so renewed, (C) any Letter of Credit the initial stated amount of which is less than $5,000, or (D) any Letter of Credit (I) which is governed by laws other than the laws of the State of New York, without regard to the principles of conflicts of laws, or (II) as to which the beneficiary is not required, by acceptance of the Letter of Credit, to be subject to the exclusive jurisdiction of any competent state or federal court in the State of New York with regard to such Letter of Credit and (iii) the Borrower shall not request that any Issuing Bank issue and no Issuing Bank shall issue any Letter of Credit if, after giving effect to such issuance and the issuance of all other requested Letters of Credit, the then outstanding Letters of Credit Usage in respect of all Letters of Credit would exceed $5,000,000. The issuance of any Letter of Credit in accordance with the provisions of this Section 1.10 shall be given effect in the calculation of the aggregate principal amount of Revolving Loans outstanding and the Letters of Credit Usage and shall require the satisfaction of each condition set forth in Sections 4.01, 4.02 and 4.04.

          Immediately upon the issuance of each Letter of Credit in compliance with this Agreement, each Bank other than the Issuing Bank or Banks shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Bank a participation (such participation of each Bank in each Letter of Credit being hereinafter referred to as its "Letter of Credit Participation") in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's
PRO RATA share (determined on the basis of such Bank's Revolving Loan Commitment) of the maximum amount which is or at any time may become available to be drawn thereunder.

          Each Letter of Credit may provide that the Issuing Bank may (but shall not be required to) pay the beneficiary thereof upon the occurrence of an Event of Default and the acceleration of the maturity of the Revolving Loans or, if payment is not then due to the beneficiary, provide for the deposit of funds in an account to secure payment to the beneficiary and that any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the Issuing Bank for distribution to the Banks (or, if all Obligations shall have been paid in full, to the Borrower) if no payment to the beneficiary has been made and the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by an Issuing Bank as provided in this paragraph shall be treated for all purposes of this Agreement as a drawing duly honored by such Issuing Bank under the related Letter of Credit.

          (b) REQUEST FOR ISSUANCE. Whenever the Borrower desires the issuance of a Letter of Credit, it shall deliver to the Agent a request for issuance of a Letter of Credit no later than Noon (New York time) at least three Business Days, or such shorter period as may be agreed to by any Issuing Bank in any particular instance, in advance of the proposed date of issuance. The request for issuance with respect to any Letter of Credit shall specify (i) the proposed date of issuance (which shall be a business day under the laws of the jurisdiction of the Issuing Bank) of such Letter of Credit, (ii) the face amount of such Letter of Credit, (iii) the expiration date of such Letter of Credit and
(iv) the name and address of the beneficiary of such Letter of Credit. As soon as practicable after delivery of such request for issuance of a Letter of Credit, the Issuing Bank for such Letter of Credit shall be determined as provided in Section 1.10(c). Prior to the date of issuance, the Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which, if presented by such beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Bank to make payment under the Letter of Credit; PROVIDED that the Issuing Bank, in its sole judgment, may require changes in any such documents and certificates; and PROVIDED, FURTHER, that no Letter of Credit shall require payment against a conforming draft to be made thereunder earlier than Noon in the time zone of the Issuing Bank on the Business Day (which shall be a business day under the laws of the jurisdiction of the Issuing Bank) next succeeding the Business Day (which shall be a Business Day under the laws of the jurisdiction of the Issuing Bank) that such draft is presented. In determining whether to pay under any Letter of Credit, the Issuing Bank shall be responsible only to determine that the documents and certificates required to be delivered under that Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit. Promptly after receipt of a request for issuance of a Letter of Credit and the determination of the Issuing Bank thereof, the Agent shall notify each Bank of the proposed issuance, the identity of the Issuing Bank and the amount of each other Bank's respective participation therein, determined in accordance with
Section 1.10(a).

          (c) DETERMINATION OF ISSUING BANK.

          (1) Upon  receipt by the Agent of a request for  issuance  pursuant to
Section 1.10(b) with respect to a Letter of Credit, in the event the Agent elects to issue such Letter of Credit, the Agent shall so notify the Borrower, and the Agent shall be the Issuing Bank with respect thereto. In the event that the Agent, in its sole discretion, elects not to issue such Letter of Credit, the Agent shall promptly so notify the Borrower, and the Borrower may request any other Bank to issue such Letter of Credit. Each such Bank so requested to issue such Letter of Credit shall promptly notify the Borrower and the Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Bank that so elects to issue such Letter of Credit shall be the Issuing Bank with respect thereto. In the event that each other Bank elects not to issue such Letter of Credit, the Agent agrees to issue such Letter of Credit and to be the Issuing Bank with respect thereto. No Issuing Bank shall issue any Letter of Credit denominated in a currency other than Dollars.

          (2) Each Issuing Bank that elects to issue a Letter of Credit shall promptly give written notice to the Agent and each other Bank of the information required under Section 1.10(b)(i)(iv) relating to the Letter of Credit.

          (d) PAYMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT. In the event of any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Bank shall notify the Borrower and the Agent on or before the date on which such Issuing Bank intends to honor such drawing, and the Borrower shall reimburse such Issuing Bank on the day on which such drawing is honored in an amount in same day funds equal to the amount of such drawing; PROVIDED that, anything contained in this Agreement to the contrary notwithstanding, (i) unless the Borrower shall have notified the Agent and such Issuing Bank prior to Noon (New York time) on the Business Day of the date of such drawing that the Borrower intends to reimburse such Issuing Bank for the amount of such drawing with funds other than the proceeds of Revolving Loans, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Agent requesting the Banks to make Revolving Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 4.02, the Banks shall, on the date of such drawing, make Revolving Loans that are Base Rate Loans in the amount of such drawing, the proceeds of which shall be applied directly by the Agent to reimburse such Issuing Bank for the amount of such drawing; and FURTHER PROVIDED that if, for any reason, proceeds of Revolving Loans are not received by such Issuing Bank on such date in an amount equal to the amount of such drawing, the Borrower shall reimburse such Issuing Bank, on the Business Day (which shall be a business day under the laws of the jurisdiction of such Issuing Bank) immediately following the date of such drawing, in an amount in same day funds equal to the excess of the amount of such drawing over the amount of such Revolving Loans, if any, that are so received, plus accrued interest on such amount at the rate set forth in Section 1.10(f)(1)(i).

          (e) PAYMENT BY BANKS. In the event that the Borrower shall fail to reimburse an Issuing Bank as provided in Section 1.10(d) in an amount equal to the amount of any drawing honored by such Issuing Bank under a Letter of Credit issued by it, such Issuing Bank shall promptly notify each Bank of the unreimbursed amount of such drawing and of such Bank's respective participation therein. Each Bank shall make available to such Issuing Bank an amount equal to its respective participation in same day funds, at the office of such Issuing Bank specified in such notice, not later than 1:00 P.M. (New York time) on the Business Day (which shall be a business day under the laws of the jurisdiction of such Issuing Bank) after the date notified by such Issuing Bank. In the event that any Bank fails to make available to such Issuing Bank the amount of such Bank's participation in such Letter of Credit as provided in this Section 1.10(e), such Issuing Bank shall be entitled to recover such amount on demand from such Bank together with interest at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Federal Funds Rate. Each Issuing Bank shall distribute to each other Bank which has paid all amounts payable by it under this Section 1.10(e) with respect to any Letter of Credit issued by such Issuing Bank such other Bank's PRO RATA share of all payments received by such Issuing Bank from the Borrower in reimbursement of drawings honored by such Issuing Bank under such Letter of Credit when such payments are received. Nothing in this Section 1.10(e) shall be deemed to relieve any Bank from its obligation to pay all amounts payable by it under this Section 1.10(e) with respect to any Letter of Credit issued by an Issuing Bank or to prejudice any rights that the Borrower or any other Bank may have against a Bank as a result of any default by such Bank hereunder.

          (f) COMPENSATION.

          (1) The Borrower agrees to pay the following amounts with respect to all Letters of Credit:

          (i) with respect to drawings made under any Letter of Credit, interest, payable on demand, on the amount paid by such Issuing Bank in respect of each such drawing from and including the date of the drawing through the date such amount is reimbursed by the Borrower (including any such reimbursement out of the proceeds of Revolving Loans pursuant to
     Section 1.10(d)) at a rate which is equal to the interest rate then applicable to Base Rate Loans for the period from the date of such drawing to and including the first Business Day after the date of such drawing and thereafter at a rate equal to 2% PER ANNUM in excess of the rate of interest otherwise payable under this Agreement for Base Rate Loans during such period; PROVIDED that amounts reimbursed after 1:00 p.m. (New York time) on any date shall be deemed to be reimbursed on the next succeeding Business Day; and

          (ii) with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with such Issuing Bank's standard schedule for such charges in effect at the time of such amendment, transfer or drawing, as the case may be.

          (2) The Borrower agrees to pay to the Agent for distribution to each Bank in respect of each Letter of Credit outstanding such Bank's PRO RATA share of a commission equal to 2.00% PER ANNUM of the maximum amount available from time to time to be drawn under such outstanding Letters of Credit, payable in arrears on and through the last day of each fiscal quarter of the Borrower and calculated on the basis of a 365day year and the actual number of days elapsed. Upon the happening and during the continuance of an Event of Default described in Section 8.01, the commission referred to in the preceding sentence shall be 4.00% PER ANNUM.

          (3) The Borrower agrees to pay to each Issuing Bank in respect of each Letter of Credit on the date of issuance a commission equal to (i) with respect to any Standby Letter of Credit, 0.25% PER ANNUM of the maximum amount available at any time to be drawn under such Letter of Credit issued by such Issuing Bank, payable in arrears on and through the last day of each fiscal quarter of the

Borrower and calculated on the basis of a 365day year and the actual number of days elapsed and (ii) with respect to any Commercial Letter of Credit, on the issuance date thereof, the greater of (A) 0.25% PER ANNUM of the minimum amount available to be drawn under such Letter of Credit or (B) $250.

          Amounts payable under clauses (1)(i) and (2) of this Section 1.10(f) shall be paid to the Agent on behalf of the Banks. The Agent shall distribute promptly to each Bank its PRO RATA share of such amount. Amounts payable under clauses (1)(ii) and (3) of this Section 1.10(f) shall be paid directly to the Issuing Bank.

          (g) OBLIGATIONS ABSOLUTE. The obligation of the Borrower to reimburse each Issuing Bank for drawings made under the Letters of Credit issued by it and the obligations of the Banks under Section 1.10(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

          (1) any lack of validity or enforceability of any Letter of Credit;

          (2) the existence of any claim, setoff, defense or other right that the Borrower or any Affiliate of the Borrower or any other Person may have at any time against a beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or transferee may be acting), such Issuing Bank, any Bank or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction;

          (3) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (4) payment by such Issuing Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit;

          (5) any other circumstance or happening whatsoever that is similar to any of the foregoing; or

          (6) the fact that a Default or Event of Default shall have occurred and be continuing.

          (h) ADDITIONAL PAYMENTS. If by reason of (a) any change after the Effective Date in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement or (b) compliance by any Issuing Bank or any Bank with any direction, request or requirement (whether or not having the force of law)of any governmental or monetary authority including, without limitation, Regulation D:

          (i) such Issuing Bank or any Bank shall be subject to any tax, levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Section 1.10, whether directly or by such being imposed on or suffered by such Issuing Bank or any Bank;

          (ii) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letter of Credit issued by such Issuing Bank or participations therein purchased by any Bank; or

          (iii) there shall be imposed on such Issuing Bank or any Bank any other condition regarding this Section 1.10, any Letter of Credit or any participation therein;

and the result of the foregoing is to directly or indirectly increase the cost to such Issuing Bank or any Bank of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by such Issuing Bank or any Bank, then and in any such case such Issuing Bank or such Bank shall, as promptly as practical after the additional cost is incurred or the amount received is reduced, notify the Borrower and the Borrower shall pay on demand such amounts as such Issuing Bank or such Bank may specify to be necessary to compensate such Issuing Bank or such Bank for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate PER ANNUM equal at all times to the rate applicable to Base Rate Loans then in effect; PROVIDED, HOWEVER, that the failure of any Bank to timely give such notice shall not affect the obligations of the Borrower to pay such amounts. A certificate in reasonable detail as to the amount of such increased cost or reduced receipt, submitted to the Borrower and the Agent by that Issuing Bank or any Bank, as the case may be, shall, absent manifest error, be final, conclusive and binding for all purposes.

          (i) INDEMNIFICATION; NATURE OF ISSUING BANK'S DUTIES. In addition to amounts payable as elsewhere provided in this Section 1.10, without duplication, the Borrower hereby agrees to protect, indemnify, pay and save each Issuing Bank (and if the other Banks have been requested to participate pursuant to Section 1.10(e), the Banks) harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which such Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit or (ii) the failure of such Issuing Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO government or Governmental Authority (all such acts or omissions herein called "Government Acts").

          As between the Borrower and each Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Bank at the Borrower's request by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they are in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of such Issuing Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of any of such Issuing Bank's rights or powers hereunder.

          In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Issuing Bank in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, shall not put such Issuing Bank under any resulting liability to the Borrower.

          Notwithstanding anything to the contrary contained in this Section 1.10, the Borrower shall have no obligation to indemnify any Issuing Bank in respect of any liability incurred by such Issuing Bank arising solely out of and to the extent of the gross negligence or willful misconduct of such Issuing Bank or out of the wrongful dishonor by such Issuing Bank of a proper demand for payment under the Letters of Credit issued by it.

          1.11. CONVERSIONS; CONTINUATIONS. The Borrower shall have the option to convert on any Business Day commencing on the earlier of receipt of the Agent's approval or 30 days after the Closing Date (but in no event later than completion of the syndication) all or a portion (which portion shall not be less than the Minimum Borrowing Amount) of the outstanding principal amount of the Loans owing by the Borrower pursuant to a single Portion of the Loan Facility into a Borrowing or Borrowings pursuant to such Portion of another Type of Loan, or to continue all or a portion of such Borrowings as the same Type of Loan; PROVIDED that (i) except as otherwise provided in Section 1.12(b), LIBOR Loans may be converted into Base Rate Loans or continued as LIBOR Loans only on the last day of an Interest Period applicable to such LIBOR Loans, (ii) no such partial conversion of LIBOR Loans shall reduce the outstanding principal amount of LIBOR Loans under the Loan Facility (or Portion thereof) made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (iii) one Type of Loan may only be continued as or converted into LIBOR Loans if no Default or Event of Default is in existence on the date of the conversion or continuation,
(iv) Borrowings  resulting from  conversions or  continuations  pursuant to this

Section 1.11 shall be limited in amount and number as provided in Section 1.02 and (v) all or a portion of the outstanding principal amount of Base Rate Loans may not be converted into LIBOR Loans if such Base Rate Loans or portions thereof will mature within 30 days of such proposed conversion. Each such conversion (or continuation) shall be effected by the Borrower by giving the Agent at the Agent's Office prior to 10:00 A.M. (New York time) at least three Business Days' (or one Business Day in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion/Continuation") specifying the Loans to be so converted or continued, the Type of Loans to be converted into or continued and, if to be converted into or continued as LIBOR Loans, the Interest Period to be initially applicable thereto. The Agent shall give each Bank notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans. Notwithstanding the foregoing or the provisions of Section 1.13, if a Default or Event of Default is in existence on the last day of any Interest Period in respect of any Borrowing of LIBOR Loans, such Loans may not be continued as LIBOR Loans but instead shall be automatically converted on the last day of such Interest Period into Base Rate Loans. If no Notice of Conversion/Continuation has been duly delivered with respect to a LIBOR Loan on or before the third Business Day prior to the last day of the Interest Period applicable thereto, such LIBOR Loan shall be automatically converted into a Base Rate Loan.

          1.12. SPECIAL PROVISIONS GOVERNING LIBOR LOANS. Notwithstanding any other provisions of this Agreement, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

          (a) On an Interest Rate Determination Date, the Agent shall determine (which determination shall, absent demonstrable error, be final, conclusive and binding upon all parties hereto) the interest rate which shall apply to the LIBOR Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower thereof and to each Bank.

          (b) In the event that (x) in the case of clause (i) below, the Agent or (y) in the case of clause (ii) or (iii) below, any Bank shall have determined (which determination shall, absent demonstrable error, be final, conclusive and binding upon all parties hereto):

               (i) on any date for determining the LIBOR Rate for any Interest Period that, by reason of any changes arising on or after the Effective Date affecting the interbank LIBOR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate;

               (ii) at any time that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any LIBOR Loans or its obligation to make LIBOR Loans because of (x) any change since the Effective Date (including changes proposed or published prior to the Effective Date) in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order) (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the LIBOR Rate), including a change in the basis of taxation of payments to any Bank of the principal of or interest on the Loans or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) and/or (y) other circumstances affecting such Bank, the interbank LIBOR market, or the position of such Bank in such market; or

               (iii) at any time that the making or continuance of any LIBOR Loan has become unlawful by compliance by such Bank in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the interbank LIBOR market;

then, and in any such event, the Agent in the case of clause (i) above or such Bank in the case of clause (ii) or (iii) above shall promptly give notice (by telephone confirmed in writing) in accordance with Section 1.12(h) hereof to the Borrower of the Loan affected and, in the case of clause (ii) or (iii) to the Agent, of such determination (which notice the Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, LIBOR Loans shall no longer be available until such time as the Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing or Notice of Conversion/Continuation given by the Borrower with respect to the borrowing of or conversion into (or continuation of) LIBOR Loans which have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause
(ii) above, the Borrower shall pay to such Bank, within 10 Business Days after a written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its reasonable discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts receivable hereunder (a written notice pursuant to Section 1.12(h) hereof as to the additional amounts owed to such Bank, setting forth in reasonable detail the basis for the calculation thereof, submitted to the Borrower shall, absent demonstrable error, be final, conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.12(c) as promptly as possible and, in any event, within the time period required by law.

          (c) At any time that any LIBOR Loan is affected by the circumstances described in Section 1.12(b)(ii) or (iii), the Borrower may (and in the case of a LIBOR Loan affected pursuant to Section 1.12(b)(iii) shall) either (i) if a Notice of Borrowing or Notice of Conversion/Continuation has been given with respect to the affected LIBOR Loan, cancel said Notice of Borrowing or Notice of Conversion/Continuation by giving the Agent telephonic notice (confirmed promptly in writing) thereof on the same date (if the Borrower has been notified by not later than 3:00 P.M., New York time, or the next Business Day if otherwise) that the Borrower was notified by a Bank pursuant to Section
1.12(b)(ii) or (iii), or (ii) if the affected LIBOR Loan is then outstanding, upon at least three Business Days' notice to the Agent, require the affected Bank to convert each such LIBOR Loan into a Base Rate Loan, or prepay such LIBOR Loan; PROVIDED that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.12(c); and PROVIDED, FURTHER, that the Borrower shall compensate any such affected Banks as set forth in Section 1.12(f).

          (d) Anything herein to the contrary notwithstanding, if on any Interest Rate Determination Date no LIBOR Rate is available by reason of the inability of the Agent to determine such interest rate in accordance with the definition thereof, the Agent shall give the Borrower and each Bank prompt notice thereof and the Loans requested to be made as LIBOR Loans shall, subject to the applicable notice requirements, be made as Base Rate Loans.

          (e) Each Bank agrees that, as promptly as practicable after it becomes aware of the occurrence of any event or the existence of a condition that would cause it to be an affected Bank under Section 1.12(b) (ii) or (iii), it will, to the extent not inconsistent with such Bank's internal policies or any legal or regulatory restrictions, use reasonable efforts to make, fund or maintain the affected LIBOR Loans of such Bank through another lending office of such Bank if as a result thereof the additional moneys which would otherwise be required to be paid in respect of such Loans pursuant to Section 1.12(b)(ii) would be materially reduced or the illegality or other adverse circumstances which would otherwise require conversion or prepayment of such Loans pursuant to Section 1.12(b)(iii) would cease to exist, and if, as determined by such Bank, in its reasonable discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise materially adversely affect such Loans or such Bank. The Borrower hereby agrees to pay all reasonable expenses incurred by any Bank in utilizing another lending office of such Bank pursuant to this Section 1.12(e).

          (f) The Borrower shall compensate each Bank, within 10 Business Days after a written request by that Bank (which request shall be accompanied by a written notice pursuant to Section 1.12(h) setting forth in reasonable detail the basis for the calculation of such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, such factors as any interest paid by that Bank to lenders of funds borrowed by it to make or carry its LIBOR Loans and any loss sustained by that Bank in connection with reemployment of such funds (based upon the difference between the amount earned in connection with reemployment of such funds and the amount payable by the Borrower if such funds had been borrowed or remained outstanding)) which that Bank may sustain with respect to the Borrower's LIBOR Loans: (i) if for any reason (other than a default or error by that Bank) a Borrowing of any such LIBOR Loan does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion/Continuation or in a telephonic request for borrowing or conversion or continuation, or a successive Interest Period in respect of any such LIBOR Loan does not commence after notice therefor is given pursuant to
Section 1.11, (ii) if any prepayment or conversion (as required by Sections 3.01 and 3.02, by acceleration or otherwise) of any of such Bank's LIBOR Loans to the Borrower occurs on a date which is not the last day of the Interest Period applicable to that Loan, (iii) if any prepayment of any such Bank's LIBOR Loans to the Borrower is not made on any date specified in a notice of prepayment given by the Borrower, or (iv) as a consequence of any other failure by the Borrower to repay such Bank's LIBOR Loans to the Borrower when required by the terms of this Agreement.

          (g) Any Bank claiming any additional  amounts payable pursuant to this
Section  1.12  agrees to use  reasonable  efforts  (consistent  with such Bank's internal policies, legal and regulatory restrictions and commercial considerations) to designate a different lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Bank, be in any way otherwise disadvantageous to such Bank.

          (h) Each Bank shall notify the Borrower of any event occurring after the date hereof entitling such Bank to compensation under the foregoing paragraphs of this Section 1.12 as promptly as practicable. Each Bank will furnish to the Borrower a certificate setting forth in reasonable detail the basis and amount of each request by such Bank for compensation under this
Section 1.12. Determinations by any Bank for purposes of this Section 1.12, including of the effect of any regulatory change pursuant to Section 1.12(b)(ii) on its costs of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 1.12, shall be made on a reasonable basis.

          1.13. INTEREST PERIODS. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion/Continuation in respect of the making of, or conversion into or continuation of, a Borrowing of LIBOR Loans, it shall have the right to elect, by giving the Agent written notice (or telephonic notice promptly confirmed in writing), the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of such Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

               (a) the initial Interest Period for any Borrowing of LIBOR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the date on which the next preceding Interest Period expires;

               (b) if any Interest Period relating to a Borrowing of LIBOR Loans begins on a date for which there is no numerically corresponding date in the calendar month in which such Interest Period ends, such Interest Period shall end on the last Business Day of such calendar month;

               (c) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED that if any Interest Period in respect of a LIBOR Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (d) no Interest Period shall extend beyond, as applicable, the Final A Term Loan Maturity Date (in the case of A Term Loans), the
          Final B Term Loan Maturity Date (in the case of B Term Loans) or the Final Revolving Loan Maturity Date (in the case of Revolving Loans); and

               (e) no Interest Period with respect to any Borrowing of LIBOR Loans shall extend beyond any date upon which the Borrower thereof is required to make a scheduled payment of principal with respect to the Term Loans or the Acquisition Term Loans if, after giving effect to the selection of such Interest Period, the aggregate principal amount of A Term Loans, B Term Loans and Acquisition Term Loans maintained as LIBOR Loans with Interest Periods ending after such date of scheduled payment of principal would exceed the amount of A Term Loans, B Term Loans and Acquisition Term Loans respectively, permitted to be outstanding after such scheduled payment of principal.

          SECTION 2. COMMITMENTS.

          2.01. VOLUNTARY REDUCTION OF COMMITMENTS. Upon at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) to the Agent at the Agent's Office (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate the unutilized portion available to the Borrower of either or both of (i) the Total Revolving Loan Commitment and (ii) the Total Acquisition Term Loan Commitments, in each case, in part or in whole; PROVIDED that (x) any such termination shall permanently reduce the Revolving Loan Commitment or Acquisition Term Loan Commitment, as applicable, of each of the Banks on a PRO RATA basis and (y) any partial reduction pursuant to this
Section 2.01 shall, in each case, be in the amount of at least $100,000 and integral multiples of $100,000 in excess of that amount; PROVIDED, FURTHER, that
(A) the Total Revolving Loan Commitment shall not be reduced to an amount less than the aggregate Total Utilization of Revolving Loan Commitments and Letters of Credit Usage then outstanding and (B) the Total Acquisition Term Loan
Commitments  shall  not  be  reduced  to  an  amount  less  than  the  aggregate
Acquisition Term Loans then outstanding (giving effect to the conversion described in Section 1.01(d)).

          2.02.  MANDATORY  ADJUSTMENTS  OF  COMMITMENTS,  ETC.

          (a) The Total Revolving Loan Commitment shall terminate on the Revolving Loan Commitment Termination Date.

          (b) The Total A Term Loan Commitment shall be reduced (i) on the Closing Date to the amount of A Term Loans then outstanding and (ii) on the date on which any payments of principal on the A Term Loans are made (other than pursuant to Section 3.02(A)(a)) in an aggregate amount equal to such payments.

          (c) The Total B Term Loan Commitment shall be reduced (i) on the Closing Date to the amount of B Term Loans then outstanding and (ii) on the date on which any payments of principal on the B Term Loans are made (other than pursuant to Section 3.02(A)(a)) in an aggregate amount equal to such payments.

          (d) The Total Acquisition Term Loan Commitments shall terminate on the earlier of (i) the Acquisition Term Loan Commitment Termination Date and (ii) the voluntary reduction by the Borrower pursuant to Section 2.01 of the Acquisition Term Loan Commitment to zero and any amounts not borrowed with respect to the Acquisition Term Loans on or before such date shall cease to be available.

          (e) The Total Acquisition Term Loan Commitments shall be reduced on the date of each Conversion Event in an aggregate amount equal to the principal amount of Acquisition Term Loans converted into Term Loans.

          (f) The Total Revolving Loan Commitment shall be permanently reduced in the amount and at the time of any payment on the Loans required to be applied to the Revolving Loans or Revolving Loan Commitments or to cash collateralize Letters of Credit pursuant to Section 3.02(B)(a).

          (g) Each reduction or termination of the A Term Loan Commitment, the B Term Loan Commitment, the Acquisition Term Loan Commitment or the Total
Revolving Loan Commitment pursuant to this Section 2.02 shall apply proportionately to the A Term Loan Commitment, the B Term Loan Commitment, the Acquisition Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank.

          2.03. COMMITMENT COMMISSION. The Borrower agrees to pay the Agent a commitment commission ("Commitment Commission") for the account of each Bank for the period from and including the Effective Time to but not including the later of the dates on which the Total Revolving Loan Commitments and the Total Acquisition Term Loan Commitments have been terminated, computed at a rate equal to 1/2% PER ANNUM on the daily average Unutilized Commitment of such Bank. Accrued Commitment Commission shall be due and payable in arrears on the last Business Day of each December, March, June and September commencing March 1998 and on each of (i) the Revolving Loan Commitment Termination Date, (ii) the Acquisition Term Loan Commitment Termination Date and (iii) the date on which both the Total Revolving Loan Commitments and the Total Acquisition Term Loan Commitments have been terminated pursuant to the terms of this Agreement, in each case, based on the actual number of days elapsed over a year of 360 days.

          SECTION 3. PAYMENTS.

          3.01. VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay Term Loans, Acquisition Term Loans, and Revolving Loans incurred by it in whole or in part from time to time, without premium or penalty (except for LIBOR Loans breakage costs, if any) on the following terms and conditions: (i) the Borrower shall give the Agent at the Agent's Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans and the amount of such prepayment and, in the case of LIBOR Loans, the specific Borrowing or Borrowings pursuant to which they were made, which notice shall be given by the Borrower at least one Business Day prior to the date of such prepayment and which notice shall promptly be transmitted by the Agent to each of the Banks; (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $100,000 and integral multiples of $100,000 in excess of that amount; PROVIDED that no partial prepayment of LIBOR Loans made pursuant to a single Borrowing under the Loan Facility (or Portion thereof) shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount; (iii) LIBOR Loans may only be prepaid pursuant to this Section 3.01 on the last day of an Interest Period applicable thereto; and (iv) each prepayment in respect of any Term Loans made pursuant to a Borrowing shall be applied PRO RATA to the A Term Loans and B Term Loans. Voluntary prepayments of Loans under the A Term Portion of the Loan Facility shall be applied without penalty or premium except for LIBOR breakage costs, if any, to the prepayment of the outstanding principal amount of A Term Loans PRO RATA to all remaining Scheduled A Term Loans Principal Payments such that each Scheduled A Term Loans Principal Payment then remaining shall be reduced by an amount equal to the product of (A) such payment and (B) a fraction of which the numerator is equal to the amount of such Scheduled A Term Loans Principal Payment then remaining and the denominator is equal to the amount of all Scheduled A Term Loans Principal Payments remaining. Voluntary prepayments of Loans under the B Term Portion of the Loan Facility shall be applied without penalty or premium except for LIBOR breakage costs, if any, to the prepayment of the outstanding principal amount of B Term Loans PRO RATA to all remaining

Scheduled B Term Loans Principal Payments such that each Scheduled B Term Loans Principal Payment then remaining shall be reduced by an amount equal to the product of (A) such payment and (B) a fraction of which the numerator is equal to the amount of such Scheduled B Term Loans Principal Payment then remaining and the denominator is equal to the amount of all Scheduled B Term Loans Principal Payments remaining.

          3.02. MANDATORY PREPAYMENTS.

          (A) REQUIREMENTS:

               (a) The Borrower shall prepay the outstanding principal amount of the A Term Loans, the B Term Loans or the Revolving Loans on any date on which the aggregate outstanding principal amount of such Loans (after giving effect to any other repayments or prepayments on such day and together with the outstanding principal amount of Letters of Credit Usage) exceeds the Total A Term Loan Commitment, the Total B Term Loan Commitment, the Total Acquisition Term Loan Commitments or the Total Revolving Loan Commitment, as the case may be, in the amount of such excess.

               (b) If the aggregate principal amount of outstanding Revolving Loans and Letters of Credit Usage exceeds the Borrowing Base as set forth in the most recent Borrowing Base Certificate required to be delivered pursuant to Section 6.01 of this Agreement, then the Borrower shall prepay Revolving Loans in a principal amount equal to such excess no later than two (2) Business Days after the Borrower has delivered, or was required to deliver, such Borrowing Base Certificate to the Agent and the Banks.

               (c) The Borrower shall cause to be paid Scheduled A Term Loans Principal Payments on the A Term Loans until the A Term Loans are paid in full in the amounts and at the times specified in the definition of Scheduled A Term Loans Principal Payments to the extent that prepayments have not previously been applied to such Scheduled A Term Loans Principal Payments (and such Scheduled A Term Loans Principal Payments have not otherwise been reduced) pursuant to the terms hereof.

               (d) The Borrower shall cause to be paid each Scheduled B Term Loans Principal Payment on the B Term Loans until all B Term Loans are paid in full in the amounts and at the times specified in the definition of Scheduled B Term Loans Principal Payments to the extent that prepayments have not previously been applied to such Schedule B Terms Loans Principal Payments (and such Scheduled B Term Loans Principal Payments have not otherwise been reduced) pursuant to the terms hereof.

               (e) After the Closing Date, on the date of receipt thereof by the Borrower and/or any of its Subsidiaries of Net Cash Proceeds or Net Financing Proceeds (other than Indebtedness permitted by Section 7.04), an amount equal to 100% of such Net Cash Proceeds (PROVIDED, HOWEVER, that this Section 3.02(A)(e) shall not apply if such Net Cash Proceeds aggregate less than $300,000) or Net Financing Proceeds shall be applied as provided in Section 3.02(B).

               (f) On the date which is 90 days after the last day of each fiscal year of the Borrower, commencing with December 31, 1997, an amount equal to 75% of the Borrower's Excess Cash Flow for such fiscal year shall be applied as provided in Section 3.02(B).

               (g) On the date of the receipt thereof by the Borrower and/or any of its Subsidiaries, an amount equal to 75% of the cash proceeds received by such Person (net of underwriting discounts and commissions and other reasonably incurred costs and expenses directly associated therewith) of the sale after the Closing Date of equity (other than upon the exercise of warrants or the exercise of stock options by employees or directors of the Borrower) (PROVIDED, HOWEVER, that if the remaining 25% of the net proceeds received (the "Remaining Amount") is not used within 12 months of the receipt thereof to finance Acquisitions, the Remaining Amount will be applied as provided in Section 3.02(B)) shall be applied as provided in Section 3.02(B).

               (h) At the Agent's discretion, one Business Day after the date of receipt thereof by the Borrower and/or any of its Subsidiaries, an amount equal to 100% of any insurance proceeds (less reasonably incurred costs to recover) received less any portion of such proceeds not in excess of $300,000, so long as there exists no Event of Default, that is promptly applied to repair or replace the damaged property shall be applied as provided in Section 3.02(B).

               (i) If any of the Mortgaged Real Property is the subject of a Taking or Destruction and either the Borrower or its applicable Subsidiary has elected not to effect a Restoration or neither the Collateral Agent nor the Borrower or its applicable Subsidiary, as the case may be, has elected to effect a Restoration, in each case, in accordance with the provisions of the applicable Mortgage, then on the first Business Day following the last day the Borrower or its applicable Subsidiary can elect to effect a Restoration (in the event that the Borrower or its applicable Subsidiary has the right to make such an election) or, in the event that the Borrower or its applicable Subsidiary does not have the right to make an election to effect a Restoration, the day the Collateral Agent has notified the Borrower or its applicable Subsidiary that a Restoration will not be required in the case of any of the Mortgaged Real Property being the subject of a Taking or Destruction, an amount equal to the applicable Net Award or Net Proceeds, as the case may be, as a result of such Taking or Destruction, shall be applied as provided in Section 3.02(B).

               (j) One Business Day after the receipt thereof by the Borrower and/or any of its Subsidiaries, an amount equal to 100% of (i) any surplus assets of any Pension Plan returned to the Borrower or such Subsidiary or (ii) any tax refund made to the Borrower or such Subsidiary (PROVIDED, HOWEVER, that this clause 3.02(A)(j)(ii) shall only apply for tax refunds in excess of $300,000) shall be applied as provided in Section 3.02(B).

          (B) APPLICATION:

               (a) Prepayments to be applied pursuant to this Section 3.02(B)(a) shall be applied, without penalty or premium except for LIBOR breakage costs, if any, as follows: (i) first, on a PRO RATA basis between the A Term Loans and the B Term Loans in each case, in inverse order of maturity with respect to the remaining Scheduled A Term Loans Principal Payments and the remaining Scheduled B Term Loans Principal Payments; (ii) second, to prepay Revolving Loans and to permanently reduce the Revolving Loan Commitment in the amount prepaid; (iii) third, to cash collateralize Letters of Credit in a manner reasonably satisfactory to the Agent; and (iv) fourth, the Acquisition Term Loan Commitment, if any, and, thereafter, the Revolving Loan Commitment will be permanently reduced in an amount equal to the amount otherwise required to be prepaid. Amounts applied pursuant to this Section 3.02(B) may not be reborrowed.

               (b) With respect to each prepayment of Loans required by Section 3.02(A), the Borrower shall give the Agent two Business Days notice and may designate the specific Borrowing or Borrowings which are to be prepaid; PROVIDED that (i)(x) LIBOR Loans may be designated for prepayment pursuant to this Section 3.02 only on the last day of an
          Interest  Period  applicable  thereto  unless  all  LIBOR  Loans  with
          Interest Periods ending on such date of required prepayment and all Base Rate Loans have been or are concurrently being paid in full and
          (y) if any prepayment of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such
          Borrowing to an amount less than $100,000, such Borrowing shall immediately be converted into Base Rate Loans; and (ii) each prepayment of any Loans made pursuant to a single Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation by the Borrower, the Agent shall, subject to the above, make such designation in its sole discretion. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 1.12(f).

          3.03. METHOD AND PLACE OF PAYMENT. (a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Agent, for the ratable account of the Banks entitled thereto, not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds in lawful money of the United States of America to the account specified therefor by the Agent or if no account has been so specified at the Agent's Office, it being understood that written notice by the Borrower to the Agent to make a payment from the funds in the Borrower's account at the Agent's Office shall constitute the making of such payment to the extent of such funds held in such account. The Agent will thereafter cause to be distributed on the same day (if payment is actually received by the Agent in New York prior to 1:00 P.M. (New York time) on such day) funds relating to the payment of principal or interest or fees ratably to the Banks entitled to receive any such payment in accordance with the terms of this Agreement. If and to the extent that any such distribution shall not be so made by the Agent in full on the same day (if payment is actually received by the Agent prior to 1:00 P.M. (New York time) on such day), the Agent shall pay to each Bank its ratable amount thereof and each such Bank shall be entitled to receive from the Agent, upon demand, interest on such amount at the Federal Funds Rate for each day from the date such amount is paid to the Agent until the date the Agent pays such amount to such Bank.

          (b) Any payments under this Agreement which are made by the Borrower later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

          3.04. NET PAYMENTS. All payments by the Borrower under this Agreement and/or under any Credit Document shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any Governmental Authority, other than any tax on or measured by the net income of a Bank pursuant to the income tax laws of the jurisdictions where such Bank's principal or lending office is located (collectively, "Taxes")) shall not be less than the amounts otherwise specified to be paid under this Agreement and/or under any Credit Document. If the Borrower is required by law to make any deduction or withholding on account of Taxes from any payment due hereunder or under the Notes, then (a) the Borrower shall timely remit such Taxes to the Governmental Authority imposing the same and (b) the amount payable hereunder or under the Notes will be increased to such amount which, after deduction from such increased amount of all amounts required to be deducted or withheld therefrom, will not be less than the amount otherwise due and payable. Without prejudice to the foregoing, if any Bank or the Agent is required to make any payment on account of Taxes, the Borrower will, upon notification by the Bank or the Agent promptly indemnify such person against such Taxes, together with any interest, penalties and expenses payable or incurred in connection therewith. The Borrower shall also reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction in which the principal office or lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction as such Bank shall determine are payable by such Bank in respect of Taxes paid to or on behalf of such Bank pursuant to this
Section 3.04. For purposes of this Section, the term "Taxes" includes interest, penalties and expenses payable or incurred in connection therewith. A certificate as to any additional amounts payable to a Bank under this Section
3.04 submitted to the Borrower by such Bank shall, absent manifest error, be final, conclusive and binding for all purposes upon all parties hereto. With respect to each deduction or withholding for or on account of any Taxes, the Borrower shall promptly furnish to each Bank such certificates, receipts and other documents as may be required (in the judgment of such Bank) to establish any tax credit to which such Bank may be entitled.

          SECTION 4. CONDITIONS PRECEDENT.

          4.01. CONDITIONS PRECEDENT TO INITIAL LOANS. The obligations of the Banks to make the Initial Loans to the Borrower hereunder are subject, at the time of the making of each such Initial Loan (except as otherwise hereinafter indicated), to the substantially contemporaneous satisfaction of the following conditions:

               (a) OFFICERS' CERTIFICATE. On the Closing Date, the Agent shall have received certificates dated such date signed by appropriate officers of each of the Credit Parties, in the form of Exhibit O hereto, stating that all of the applicable conditions set forth in Sections 4.01, 4.02, 4.03 and, if applicable, 4.04 (in each case disregarding any reference therein that such condition be deemed satisfactory by the Agent and/or the Required Banks) have been satisfied or waived as of such date.

               (b) OPINIONS OF COUNSEL. On the Closing Date, the Agent shall have received an opinion or opinions addressed to each of the Banks and dated the Closing Date, each in form and substance satisfactory to the Agent, from (i) O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A., counsel to each Credit Party, which opinion shall be in the form of EXHIBIT C1 hereto, and (ii) local counsel to the Borrower in certain jurisdictions in which Collateral is located, which opinions shall be in the form of EXHIBIT C2 hereto.

               (c) CORPORATE PROCEEDINGS. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by the Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all certificates, documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Agent reasonably may have requested from any Credit Party or any Affiliate of either thereof in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. Without limiting the foregoing, the Agent shall have received (i) evidence satisfactory to them that the Boards of Directors or Board of Managers, as the case may be, of each Credit Party and any Affiliate thereof, shall have approved the transactions contemplated by the Documents, (ii) resolutions of the Boards of Directors or Board of Managers, as the case may be, of each Credit Party, and any Affiliate thereof approving and authorizing such documents and actions as are contemplated hereby in form and substance reasonably satisfactory to the Agent including without limitation the execution and delivery of all Documents to be executed by such Person, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment, and
          (iii) signature and incumbency certificates of officers of each Credit Party and any Affiliate thereof executing instruments, documents or agreements required to be executed in connection with the transactions contemplated by the Documents.

          (d) TRANSACTION DOCUMENTS; TRANSACTION.

                    (i) Full,  complete and accurate  copies of the  Transaction
               Documents shall have been provided to the Agent. The Transaction Documents and any amendments thereto shall be in form and substance satisfactory to the Agent, and each of the Transaction Documents required to be executed and delivered on or prior to the Closing Date shall have been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect. No term or provision of the Transaction Documents shall have been modified, and no condition to the consummation of the Transaction shall have been waived, in either case in a manner detrimental to any Credit Party, by any of the parties thereto. Each Credit Party and any of their Affiliates shall have in all material respects done and performed such acts and observed such covenants which each is required to do or perform under the Transaction Documents and in order to consummate the Transaction on or prior to the Effective Date.

                    (ii)  Each  Credit  Party  shall  have   provided   evidence
               satisfactory in form and substance to the Agent that the Transaction has been consummated.

          (e) ORGANIZATIONAL DOCUMENTATION, ETC.

               (i) On or prior to the Closing Date, the Banks shall have received copies of true and complete certified copies of the following documents of each Credit Party, the provisions of which shall be reasonably satisfactory to the Agent:

                         (A) Each such Person's respective Certificate or Articles of Incorporation or Certificate of Formation, which shall be certified and be accompanied by a good standing certificate, if any, from the jurisdiction of its organization and good standing certificates, if any, from the jurisdictions in which it is qualified to do business as a foreign corporation, each to be dated a recent date prior to the Closing Date; and

                         (B) Each such Person's  respective  Bylaws or Operating
                    Agreement, certified as of the Closing Date by its corporate secretary.

               (ii) The corporate, management and capital structure of the Borrower shall be reasonably satisfactory to the Agent in all respects.

          (f) CREDIT DOCUMENTS. Each of this Agreement and each other Credit Document shall (i) be in form and substance satisfactory to the Agent and
     (ii) have been, on or prior to the Closing Date, duly authorized, executed and delivered by each of the parties signatory thereto.

          (g) NOTES. There shall have been delivered to the Agent for the account of each of the Banks the Term Notes, the Acquisition Term Notes and the Revolving Notes executed by the Borrower in the amounts and maturities and as otherwise provided herein.

          (h) CERTAIN FEES. All costs, fees and expenses (including, without limitation, legal fees and expenses) payable to Indosuez by the Borrower pursuant to the letter agreements between the Borrower and Indosuez dated October 23, 1997 shall have been paid in full and the Borrower shall have paid or have caused to be paid the commitment and other fees and expenses (including, without limitation, reasonable legal fees and expenses of the Agent) contemplated hereby and/or in connection with the other Documents.

          (i) FINANCIAL STATEMENTS, ETC. Prior to the Closing Date, the Agent shall have received (i) audited financial statements including a balance sheet and statements of income and cash flow of Borrower and its Subsidiaries for the period from the commencement of operations to December 31, 1996 and unaudited financial statements of the Borrower and its Subsidiaries for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, (ii) audited financial statements of each of the Predecessor Companies for the last two full fiscal years preceding December 31, 1996 (one year for Kotchammer Investments, Inc.), (iii) reviewed financial statements of ABBA for its fiscal years ended September 30, 1994 and 1995 and December 31, 1996 and unaudited financials for the three months ended March 31, 1997, (iv) audited consolidated balance sheets of Inverness as of December 31, 1995 and December 31, 1996, and the consolidated statements of operations, stockholder's equity and cash flows of Inverness for the years ended December 31, 1994, December 31, 1995 and December 31, 1996 and unaudited financials for the nine months ended September 30, 1997 and (v) the estimated PRO FORMA opening balance sheet, reviewed by a "Big Six" accounting firm, of the Borrower as of September 30, 1997, after giving effect to the Transaction and the Borrowings under this Agreement. The Borrower shall have delivered to the Agent consolidating financial projections (including quarterly financial projections for the fiscal year ended 1998) which give effect to the Transaction and the Borrowings under this Agreement, accompanied by a statement by the Borrower that such projections are based on assumptions believed by it in good faith to be reasonable as to the future financial performance of the Borrower, reasonably satisfactory to the Agent.

          (j) INSURANCE. Set forth on SCHEDULE 6.01(I) is a summary of all insurance policies maintained by the Credit Parties and their respective

     Subsidiaries, and the insurance coverage provided for the Credit Parties and their respective Subsidiaries by such insurance policies shall be reasonably satisfactory to the Agent.

          (k) PERFORMANCE BONDS. On the Closing Date, the Agent shall be reasonably satisfied that the Borrower will be able to service and maintain any performance bonds that may be required in the ordinary course of business on reasonable terms and conditions.

          (l) INDEBTEDNESS, ETC. On or prior to the Closing Date and except as set forth on SCHEDULE 5.21(A), the Credit Parties and their respective Subsidiaries shall have repaid or defeased all existing Indebtedness.

          (m) SECURITY DOCUMENTS AND GUARANTEES. The Security Documents and the Guarantees shall have been duly executed and delivered by the respective parties thereto and there shall have been delivered to the Collateral Agent
     (i) certificates representing all Pledged Securities (if certificated), together with executed and undated stock powers and/or assignments in blank, (ii) evidence of the filing of appropriate financing statements or comparable documents under the provisions of the UCC and applicable domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate to grant to the Collateral Agent a perfected first priority Lien in such Collateral superior to and prior to the rights of all third persons, other than Prior Liens, and subject to no other Liens, other than Liens expressly permitted by the applicable Security Document, (iii) certified copies of Requests for Information (Form UCC11 or the equivalent) or equivalent reports or lien search reports listing all effective financing statements or comparable documents which name any Credit Party or any of its Subsidiaries (prior to and after giving effect to the Transaction) as debtor and which are filed in those
     jurisdictions   in  which  any  of  the   Collateral  is  located  and  the
     jurisdictions in which any Credit Party or any of its Subsidiaries maintains its chief executive office, none of which shall encumber the Collateral covered or intended or purported to be covered by the Security Documents (other than Prior Liens) and (iv) evidence of the completion of all recordings and filings of each Security Document and delivery of such other security and other documents as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the Liens created, or purported or intended to be created, by the Security Documents.

          (n) DUE DILIGENCE. Prior to the Closing Date, the Banks shall have received an agreed upon procedures report from Arthur Andersen LLP in form and substance satisfactory to the Agent and information sufficient to reasonably satisfy the Banks as to Inverness's arrangements to source future production in the Republic of China.

          (o) CONSENTS, ETC. All material governmental and third party approvals and consents (including, without limitation, all material approvals and consents required in connection with any environmental statutes, rules or regulations), if any, in connection with the Transaction, the transactions contemplated by the Credit Documents and the Transaction Documents, and in either case otherwise referred to herein or therein to be completed on or before the Closing Date shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Agent, materially adverse conditions upon the consummation of the Transaction. There shall not exist any judgment, order, injunction or other restraint issued or filed with respect to the making of the Loans hereunder or the consummation of the Transaction.

          (p) ENVIRONMENTAL REVIEW. At or prior to the Effective Date, there shall have been delivered to the Agent for each of the Banks an Officers' Certificate of the Borrower in substantially the form of EXHIBIT L hereto, and the Agent shall be satisfied as to any environmental matters relating to the properties of any Credit Party.

          (q) BORROWING BASE CERTIFICATE. Prior to the initial Revolving Loan, the Agent and the Banks shall have received and the Agent shall be satisfied (both as to form and substance) with a Borrowing Base Certificate which shall be prepared as of a date prior to the Effective Date that is satisfactory to the Agent, which Borrowing Base Certificate shall indicate that the Borrowing Base as of November 30, 1997, giving PRO FORMA effect to the Inverness Acquisition, will exceed the Revolving Loan Borrowing to be incurred on the Closing Date by at least $7,500,000.

          (r) LEASES. All Capital Leases of the Credit Parties or their respective Subsidiaries and all Operating Leases of the Credit Parties or their respective Subsidiaries outstanding immediately prior to the
     Transaction shall remain outstanding after giving effect to the Transaction, on terms satisfactory to the Agent.

          (s) SOLVENCY. On the Closing Date, the Banks shall have received an Officers' Solvency Certificate in the form of EXHIBIT M hereto.

          (t) CONDITIONS RELATING TO MORTGAGED REAL PROPERTY AND REAL PROPERTY. On or prior to the Closing Date, the Borrower shall have caused to be delivered to the Collateral Agent, on behalf of the Banks, the following documents and instruments:

               (i) Mortgages encumbering each Mortgaged Real Property set forth on SCHEDULE 4.01(T)(I) in favor of the Collateral Agent, for the benefit of the Banks, duly executed and acknowledged by the entity holding title thereto, and otherwise in form for recording in the recording office where each such Mortgaged Real Property is situated, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof to create a lien under applicable law, and such UCC1 financing statements and other similar statements as are contemplated by the counsel opinions described in Section 4.01(b)(ii) in respect of such Mortgage, all of which shall be in form and substance reasonably satisfactory to the Collateral Agent, and any other instruments necessary to grant a mortgage lien under the laws of any applicable jurisdiction, which Mortgage and financing statements and other instruments shall when recorded be effective to create a first priority Lien on such Mortgaged Real Property subject to no Liens other than Prior Liens;

               (ii) with respect to each Mortgaged Real Property, such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments as necessary or required to consummate the transactions contemplated hereby or as shall reasonably be deemed necessary by the Collateral Agent in order for the owner or holder of the fee or leasehold interest constituting such Mortgaged Real Property to grant the Lien contemplated by the Mortgage with respect to such Mortgaged Real Property;

               (iii) with respect to each Mortgage, a policy (or commitment to issue a policy) of title insurance insuring (or committing to insure) the Lien of such Mortgage as a valid first mortgage Lien on the real property and fixtures described therein in an amount not less than 115% of the fair market value thereof, which policies (or commitments) shall (w) be issued by the Title Company, (x) include such reinsurance arrangements (with provisions for direct access) as shall be reasonably acceptable to the Collateral Agent, (y) contain a "tiein" or "cluster" endorsement (if available under applicable law) (I.E., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount) and have been supplemented by such endorsements (or where such endorsements are not available, opinions of special counsel, architects or other professionals reasonably acceptable to the Collateral Agent to the extent that such opinions can be obtained at a cost which is reasonable with respect to the value of the real property subject to such Mortgage) as shall be reasonably requested by the Collateral Agent (including, without limitation, endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, revolving credit, doing business and socalled comprehensive coverage over covenants and restrictions) and (z) contain only such exceptions to title as shall be Prior Liens or are otherwise reasonably agreed to by the Collateral Agent on or prior to the Closing Date with respect to such Mortgaged Real Property;

               (iv) with respect to each Mortgaged Real Property, policies or certificates of insurance as required by the Mortgage relating thereto, which policies or certificates shall comply with the insurance requirements contained in such Mortgage;

               (v) with respect to each Mortgaged Real Property, UCC, judgment and tax lien searches (or foreign jurisdiction equivalents) confirming that the personal property comprising a part of such Real Property or Mortgaged Real Property is subject to no Liens other than Prior Liens;

               (vi) with respect to each Mortgaged Real Property, such affidavits, certificates, information (including financial data) and instruments of indemnification (including, without limitation, a socalled "gap" indemnification) as shall be required to induce the Title Company to issue the policy or policies (or commitment) and endorsements contemplated in subparagraph (iii) above;

               (vii) evidence reasonably acceptable to the Collateral Agent of payment by the appropriate Credit Party or Subsidiary thereof of all applicable title insurance premiums, search and examination charges, survey costs and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the title insurance policies referred to in subparagraph (iii) above;

               (viii) with respect to each Real Property or Mortgaged Real Property, copies of all Leases, leases in which a Credit Party or Subsidiary thereof holds the tenant's interest or other agreements relating to possessory interests. To the extent any of the foregoing affect any Mortgaged Real Property, such agreement shall be subordinate to the Mortgage to be recorded against such Mortgaged Real Property and otherwise acceptable to the Collateral Agent; and

               (ix) with respect to each Mortgaged Real Property, an Officers' Certificate or other evidence reasonably satisfactory to the Collateral Agent that as of the date thereof there (x) has been issued and is in effect a valid and proper certificate of occupancy or other local equivalent, if any, for the use then being made of such Mortgaged Real Property and that there is not outstanding any material citation, violation or similar notice indicating that such Mortgaged Real Property contains conditions which are not in compliance with local codes or ordinances relating to building or fire safety or structural soundness, (y) has not occurred any Taking or Destruction of any Mortgaged Real Property or Real Property and (z) to the knowledge of such officers, are no disputes regarding boundary lines, location, encroachment or possession of any Real Property or Mortgaged Real Property and no state of facts existing which could give rise to any such claim.

          (u) LABOR MATTERS. There shall be no labor disputes, strikes or work stoppages, pending or threatened, involving any Credit Party or any of their Subsidiaries that could reasonably be expected to adversely affect the consummation of the Transaction or that could reasonably be expected to have a Materially Adverse Effect.

          (v) DISCHARGE OF CERTAIN INDEBTEDNESS. Except as set forth on Schedules 5.21(a)(i) and 5.21(a)(ii), all principal amounts, prepayment charges, if any, accrued interest, and fees, charges and other obligations of the Borrower in respect of Existing Debt shall have been paid and discharged in full, and the Agent shall have received the originals or copies authenticated to its satisfaction of (i) all promissory notes outstanding in connection therewith, duly cancelled by the respective payees thereof, (ii) duly executed discharge letters and receipts evidencing payment in full of all amounts due thereunder, (iii) duly executed releases and UCC3 Termination Statements satisfactory in form and substance to the Agent, effectively releasing and discharging all Liens incurred in connection with such Existing Debt (including duly cancelled stock powers), in proper form for filing or recording, as applicable, and
     (iv) such other documents as the Agent may reasonably request in order to evidence the discharge of such Existing Debt and the release of all Liens in connection therewith.

          The acceptance of the proceeds of each Borrowing of Initial Loans shall constitute a representation and warranty by each Credit Party to each of the Banks that all of the applicable conditions specified above have been satisfied or waived as of that time and that, at the time of a Borrowing of such Initial Loan (or substantially contemporaneous therewith), the conditions specified in this Section 4.02 have been satisfied or waived. All of the certificates, legal opinions and other documents and papers referred to in this
Section 4.01, unless otherwise specified, shall be delivered to the Agent at the

Agent's Office (or such other location as may be specified by the Agent) for the account of each of the Banks and in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Agent.

          4.02. CONDITIONS PRECEDENT TO ALL LOANS. The obligation of the Banks to make all Loans, including the Initial Loans, is subject, at the time of each such Loan, to the satisfaction of the following conditions:

          (a) EFFECTIVENESS. This Agreement shall have become effective as provided in Section 11.10.

          (b) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of the making of each Loan and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of such Loan, unless such representation and warranty expressly indicate that it is being made as of any other specific date in which case on and as of such other date.

          (c) ADVERSE CHANGE, ETC. (i) Since December 31, 1996, nothing shall have occurred or become known which the Required Banks or the Agent shall have determined has a Materially Adverse Effect; such determination shall be made both before (only for the Initial Loans) and after giving effect to the Transaction and the making of the Loans hereunder.

          (ii) All material governmental and third party approvals and consents (including, without limitation, all material approvals and consents required in connection with any environmental statutes, rules or regulations), if any, in connection with the conduct of the business of each Credit Party or its respective Subsidiaries shall have been obtained and remain in effect.

          (iii) There shall not exist any judgment, order, injunction or other restraint issued or filed with respect to the making of any Loans hereunder the effect of which judgment, order, injunction or restraint is adverse to any Bank.

          (d) DOCUMENTATION AND OPINIONS OF COUNSEL. The Agent shall have received such documentation and opinion or opinions, addressed to each of the Banks, from counsel to each Credit Party as may be reasonably required, with reasonable notice under the circumstances, which shall be reasonably satisfactory to the Agent, from (i) such counsel to each Credit Party and
     (ii) appropriate local counsel, which opinions shall cover such matters as reasonably requested by, and be in form and substance satisfactory to, the Agent.

          (e) MARGIN RULES. On the date of each Borrowing of Loans, neither the making of any Loan nor the use of the proceeds thereof will violate the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (f) BORROWING BASE CERTIFICATE. The Agent shall have received and shall be reasonably satisfied (both as to form and substance) with the Borrowing Base Certificate last required to be delivered to the Banks.

          (g) REAL PROPERTY DISCLOSURE. Each Credit Party shall have made all notifications, registrations, and filings in accordance with all State and Local Disclosure Requirements applicable to the Real Property, including the use of forms provided by state or local agencies, where such forms exist, whether to the Borrower or to or with the state or local agency to the extent failure to make such filings could reasonably be expected to have a Materially Adverse Effect.

          The acceptance of the proceeds of each Borrowing of Loans shall constitute a representation and warranty by each Credit Party to each of the Banks that all of the applicable conditions specified in this Section 4.02 have been satisfied or waived.

          All of the certificates, legal opinions and other documents and papers referred to in this Section 4.02, unless otherwise specified, shall be delivered to the Agent at the Agent's Office (or such other location as may be specified by the Agent) for the account of each of the Banks and in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Agent.

          4.03. ADDITIONAL CONDITIONS PRECEDENT TO ACQUISITION TERM LOANS. The obligations of the Banks to make the Acquisition Term Loans (which shall not include a conversion or continuation of any such Loan), including any Acquisition Term Loan made on the Closing Date, are subject to the satisfaction of the following additional conditions:

          (a) Each Acquisition Term Loan shall be made solely to effect a Designated Acquisition;

          (b) No later than 20 calendar days prior to the Acquisition Term Loan Closing Date (except to the extent the Agent agrees to a shorter period), the Agent shall have received (with sufficient copies for each Bank) each of the following with respect to the consummation of the Designated Acquisition to be financed with the proceeds of such Acquisition Term Loan:

               (i) reasonable and satisfactory evidence that the Borrower has completed customary and appropriate due diligence with respect to the Designated Acquisition, including legal, accounting and operational reviews;

               (ii) a PRO FORMA Borrowing Base Certificate and a PRO FORMA balance sheet and PRO FORMA consolidated statements of income and cash flows of the Borrower and its Subsidiaries, after giving effect to the consummation of the Designated Acquisition, as at the end of the most recent month;

               (iii) a certificate evidencing PRO FORMA covenant compliance (PROVIDED, HOWEVER, that the Agent shall have the right to review and approve any adjustments to historical financial statements used in calculating such compliance), after giving effect to the Designated Acquisition, as at the end of the most recent month, at levels not to exceed the ratio set forth opposite such covenant below:

                          COVENANT                RATIO
                          --------                -----
                    Senior Leverage Ratio       3.50:1.00
                    Total Leverage Ratio        4.25:1.00

               (iv) a certificate of the chief executive officer or chief financial officer of the Borrower with respect to the Designated Acquisition,

                    (x) certifying to the preparation of the PRO FORMA financial statements referenced in subclause (ii) and certifying that, both before and after giving effect to such Designated Acquisition, no Default or Event of Default shall exist, and that, on a PRO FORMA basis, the Borrower and its Subsidiaries (including any direct or indirect Subsidiary of the Borrower to be acquired in the contemplated Designated Acquisition) will be in compliance with the PRO FORMA covenants set forth in Section 4.03(b)(iii), as of the end of the calendar quarter in which such Designated
               Acquisition is to be consummated and setting forth the calculations required to establish such PRO FORMA compliance; and

                    (y) certifying that the conditions set forth in each of Sections 4.02 and 4.03 (other than the completion of filings and recordings to be performed upon the Acquisition Term Loan Closing
               Date) have been satisfied with respect to such proposed Acquisition Term Loan Borrowing;

               (c) On or before the applicable Acquisition Term Loan Closing Date, the Borrower shall have complied, in all material respects, with the provisions of Sections 6.15, 6.16 and 6.17 (including, if reasonably requested by the Agent, an appropriate environmental review of the Designated Acquisition entity from an environmental assessment firm of national standing, in a form satisfactory to the Agent) as to any property acquired or to be acquired in connection with such Designated Acquisition, except for any such provisions with which compliance is waived by the Agent in its sole discretion, including, without limitation, that the Borrower and its Subsidiaries (including any Subsidiary so acquired) shall execute and deliver to the Agent any additional Security Documents (or Subsidiary Guarantees) required to provide the Agent for the benefit of the Banks with a valid, perfected security interest in any Collateral to be acquired in such Designated Acquisition;

               (d) There shall be delivered to the Agent (in each case, with sufficient copies for each Bank) upon consummation of the Designated Acquisition, a complete set of the documents effecting such acquisition, together with all schedules and exhibits (including, without limitation, the acquisition agreement);

               (e) Any fees or expenses of the Agent or the Banks which are then due and payable, whether due in connection with such Acquisition Term Loan Borrowing or otherwise, shall have been paid in full prior to, or simultaneously with, the Acquisition Term Loan Closing;

               (f) Sam Leopold shall remain, after giving effect to the Designated Acquisition, the Chief Executive Officer of the Borrower and Mr. Leopold shall retain at least 66 2/3% of his fully diluted equity ownership (including shares underlying options) of the Company as of the Closing Date, PROVIDED, HOWEVER, that this provision shall in no way be construed to create any personal liability of Sam Leopold; and

               (g) The Agent shall be reasonably satisfied with the final terms and conditions of, and documentation relating to, the Designated Acquisition (including, without limitation, all representations, warranties and indemnities contained in such documentation), and the Agent's continuing satisfaction with the capital, organizational and management structure of the Borrower and its Subsidiaries (including the ownership and corporate structure of each Subsidiary).

          4.04. CONDITIONS PRECEDENT TO ALL LETTERS OF CREDIT. The right of the Borrower to obtain the issuance of any Letter of Credit that the relevant Issuing Bank determines to issue in its reasonable discretion hereunder is subject to prior or concurrent satisfaction of all of the following conditions:

               (A) REQUIRED DOCUMENTATION. On or prior to the date of issuance of a Letter of Credit, the Agent shall have received, in accordance with the provisions of Section 1.10(b), a request for issuance with respect to such Letter of Credit (the furnishing by the Borrower of each such request for issuance shall be deemed to constitute a representation and warranty of the Borrower to the effect that the conditions set forth in Sections 4.01 and 4.02 are satisfied as of the date of delivery and will be satisfied on the relevant date of issuance), all other information specified in Section 1.10(b), and such other documents as the Issuing Bank may reasonably require in connection with the issuance of such Letter of Credit.

               (B) CONDITIONS. On the date of issuance of each such Letter of Credit, all conditions precedent described in Sections 4.01 and 4.02 shall be satisfied to the same extent as though the issuance of such Letter of Credit were the making of a Revolving Loan.

          SECTION 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Agent and the Banks to enter into this Agreement and to make the Loans provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Agent and the Banks, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the execution and delivery of this Agreement and the making of each Loan thereafter being deemed to constitute a representation and warranty that the matters specified in this Section 5 are true and correct in all material respects both before and after giving effect to the Transaction and the related transactions and as of the date of each such Loan unless such representation and warranty expressly indicates that it is being made as of any specific date):

          5.01. STATUS. Each Credit Party and each of its respective Subsidiaries (i) is a duly organized and validly existing corporation or limited liability company in good standing under the laws of the jurisdiction of its organization; (ii) has the requisite corporate or other organizational power and authority and has obtained all requisite governmental licenses, authorizations, consents and approvals to own and operate its property and assets and to transact the business in which it is engaged and presently proposes to engage, except for those governmental licenses, authorizations, consents or approvals the failure of which to be so obtained would not have a Materially Adverse Effect and (iii) is duly qualified, or as of the Closing Date has taken appropriate steps to qualify, and is authorized to do business, or as of the Closing Date has taken appropriate steps to be authorized to do business, and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Materially Adverse Effect.

          5.02. CORPORATE POWER AND AUTHORITY; BUSINESS. Each Credit Party and each of its respective Subsidiaries has the requisite corporate or limited liability company power and authority to execute, deliver and carry out the terms and provisions of the Documents to which it is a party and has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party and each of its respective Subsidiaries has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          5.03. NO VIOLATION. Neither the execution, delivery and performance by any Credit Party or its respective Subsidiaries of this Agreement or the other Documents to which it is a party nor compliance with the terms and provisions hereof and thereof, nor the consummation of the transactions contemplated herein and therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or its respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which any Credit Party or its respective Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the charter or bylaws or the certificate of formation or operating agreement, as applicable, of any Credit Party or its respective Subsidiaries, except, in each case, where such contravention, conflict, inconsistency, breach, default, creation, imposition, obligation or violation would not have a Materially Adverse Effect.

          5.04. LITIGATION. There are no actions, judgments, suits or proceedings pending or, to the Borrower's knowledge, threatened with respect to
(i) the transactions contemplated by the Documents and (ii) any Credit Party or its respective Subsidiaries which could reasonably be expected to have a Materially Adverse Effect.

          5.05. USE OF PROCEEDS.

          (a) The proceeds of all A Term Loans and B Term Loans to be made to the Borrower hereunder shall be utilized by the Borrower to finance the Transaction, to repay certain Indebtedness and to pay related fees and expenses, which such fees and expenses shall not exceed $3,000,000.

          (b) The proceeds of all Acquisition Term Loans shall be utilized to effect acquisitions in accordance with Section 4.03.

          (c) The proceeds of the Revolving Loans shall be utilized for working capital and other general corporate purposes but shall not be used to effect acquisitions (it being understood that the Borrower may use or issue any of its Capital Stock as full or partial consideration for any acquisitions otherwise permitted by this Agreement).

          (d) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          5.06. GOVERNMENTAL APPROVALS, ETC. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any third party or any foreign or domestic governmental or public body or authority, or by any subdivision thereof (other than those orders, consents, approvals, licenses, authorizations or validations which, if not obtained or made, would not reasonably be expected to have a Materially Adverse Effect or which have previously been obtained or made or filings to perfect security interests granted pursuant to the Security Documents, which will be accomplished on or prior to the Closing Date (unless otherwise agreed to by the Agent)), is required to authorize or is required in connection with (i) the execution, delivery and performance of any Document or the transactions contemplated therein or (ii) the legality, validity, binding effect or enforceability of any Document. At the time of the making of the Initial Loans, there does not exist any judgment, order, injunction or other restraint issued or filed with respect to the consummation of the Transaction or the making of Loans or the performance by the Credit Parties or their respective Subsidiaries of their respective obligations under the Documents.

          5.07. INVESTMENT COMPANY ACT. No Credit Party or any of its respective Subsidiaries is, or will be after giving effect to the transactions contemplated hereby, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or subject to any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed or guarantee such indebtedness as contemplated hereby or by any other Credit Document.

          5.08. PUBLIC UTILITY HOLDING COMPANY ACT. No Credit Party or any of its respective Subsidiaries is, or will be after giving effect to the transactions contemplated hereby, a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          5.09. TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Credit Parties in writing to any Bank (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is (or was, on the date of making the Initial Loans), and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Person in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided. The projections and PRO FORMA financial information contained in such materials are based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no fact known to any officer of any Credit Party which materially and adversely affects the business, operations, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Credit Parties, taken as a whole, which has not been disclosed herein or in such other documents, certificates and written statements furnished to the Banks for use in connection with the transactions contemplated hereby.

          5.10.  TRANSACTION.  At the time of  making  the  Initial  Loans,  all necessary governmental and thirdparty approvals in connection with the Transaction have been, or, prior to the time when required, will have been, obtained and remain in effect, and all applicable waiting periods have, or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which is reasonably likely to have a Materially Adverse Effect on the Transaction.

          5.11. FINANCIAL CONDITION; FINANCIAL STATEMENTS; PROJECTIONS. (a) No Credit Party is entering into the arrangements contemplated hereby and by the other Credit Documents, or intends to make any transfer or incur any obligations hereunder or thereunder with actual intent to hinder, delay or defraud either present or future creditors. On and as of the Closing Date, on a PRO FORMA basis after giving effect to the Transaction and to all Indebtedness incurred and Liens and Guarantees created, or to be created, by each Credit Party or its respective Subsidiaries in connection with the Transaction, (w) the Borrower does not expect that final judgments against any Credit Party or its respective Subsidiaries in actions for money damages with respect to pending or threatened litigation will be rendered at a time when, or in an amount such that, such Credit Party will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered and the cash available to each Credit Party or its respective Subsidiaries, after taking into account all other anticipated uses of the cash of such Credit Party or its respective Subsidiaries (including the payments on or in respect of debts and insurance proceeds, including their Contingent Obligations)); (x) no Credit Party or its respective Subsidiaries will have incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by such Credit Party or its respective Subsidiaries from any source, and of amounts to be payable on or in respect of debts of such Credit Party or its respective Subsidiaries and the amounts referred to in the preceding clause (w)); (y) each Credit Party or its respective Subsidiaries, after taking into account all other anticipated uses of the cash of such Credit Party or its respective Subsidiaries, anticipates being able to pay all amounts on or in respect of debts of such Credit Party or its respective Subsidiaries when such amounts are required to be paid; and (z) each Credit Party and its respective Subsidiaries will have sufficient capital with which to conduct its present and presently proposed business and the property of such Credit Party and its respective Subsidiaries does not constitute unreasonably small capital with which to conduct its present or proposed business. For purposes of this Section 5.11, "debt" means any liability on a claim, and "claim" means a (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. On the date of each Borrowing and the issuance of each Letter of Credit (and after giving effect to all Borrowings and Letters of Credit as of such date), the representations set forth in this Section 5.11(a) shall be true and correct with respect to the Borrower on such date and any Credit Party which is a guarantor with respect to any or all of such Borrowings or Letters of Credit.

          (b) The Borrower has heretofore delivered to the Banks the historical financial statements set forth in Section 4.01(i). The financial statements referred to in the preceding sentence were prepared in accordance with GAAP consistently applied and fairly present the financial position and results of operations of the Borrower for the periods covered thereby.

          There has also been delivered the estimated PRO FORMA (after giving effect to the Transaction) opening balance sheet, reviewed by a "Big Six" accounting firm, of the Borrower and its Subsidiaries as of September 30, 1997, which presents a good faith estimate of the consolidated PRO FORMA financial position of the Borrower and its Subsidiaries for such periods. The assumptions made in preparing such PRO FORMA balance sheet are reasonable as of the date of such statements and as of the Closing Date and all material assumptions are set forth therein. Except as contemplated hereby, since December 31, 1996 (on a PRO FORMA basis after giving effect to the Transaction) no event or events have occurred that could reasonably be expected to have a Materially Adverse Effect.

          (c) There have heretofore been delivered to the Banks PRO FORMA consolidating income projections for the Borrower and its Subsidiaries, PRO
FORMA consolidating balance sheet projections for the Borrower and its Subsidiaries and PRO FORMA consolidating cash flow projections for the Borrower and its Subsidiaries, all for the fiscal years ending December 31, 1997 through December 31, 2004, inclusive (the "Projected Financial Statements"), which give effect to the Transaction and all Indebtedness and Liens incurred or created in connection with the Transaction. The assumptions made in preparing the Projected Financial Statements are reasonable as of the date of such projections and as of the Closing Date and all material assumptions with respect to the Projected Financial Statements are set forth therein. The Projected Financial Statements present a good faith estimate by the Borrower of the consolidated financial information contained therein at the date thereof.

          (d) As of the Closing Date, except as fully reflected or reserved against in the financial statements and the notes thereto described in Section 5.11(b), to the knowledge of the Borrower there were no liabilities or obligations with respect to the Borrower or its respective Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would reasonably be expected to result in a Materially Adverse Effect on the Borrower and its respective Subsidiaries, taken as a whole. As of the Closing Date, the Borrower does not know of any basis for the assertion against any Credit Party or its respective Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements described in Section 5.11(b) or (c), except as incurred by any Credit Party in connection with the Transaction, which, either individually or in the aggregate, could reasonably be expected to be material to such Credit Party and its respective Subsidiaries.

          5.12. SECURITY INTERESTS. The Security Documents, when filed and/or recorded, together with delivery to the Collateral Agent of any Collateral in which a security interest is perfected by possession, will create, in favor of the Collateral Agent for the benefit of the Banks, as security for the obligations purported to be secured thereby, a valid and enforceable perfected first priority security interest in and Lien upon all of the Collateral, superior to and prior to the rights of all third persons and subject to no other

Liens except Prior Liens and other Liens expressly permitted by the applicable Security Documents. The mortgagor under each Mortgage has good title to the Mortgaged Real Property free and clear of all Liens other than Prior Liens and other Liens expressly permitted by the applicable Security Documents. The respective pledgor or assignor, as the case may be, has (or on and after the time it executes the respective Security Document, will have) good title to all items of Collateral (other than real property subject to a Mortgage) covered by such Security Document free and clear of all Liens except Prior Liens and other Liens expressly permitted by the applicable Security Documents. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made prior to or contemporaneously with the execution and delivery thereof (unless otherwise agreed to by the Agent).

          5.13. TAX RETURNS AND PAYMENTS. Each of the Credit Parties and each of its respective Subsidiaries has filed all tax returns required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Credit Parties and each of its respective Subsidiaries has paid, or has provided adequate reserves (in accordance with GAAP) for the payment of, all federal, state, local and foreign income taxes (including, without limitation, franchise taxes based upon income) applicable for all prior fiscal years and for the current fiscal year to the date hereof. The Borrower does not know of any proposed tax assessment against any Credit Party or any of its respective Subsidiaries that could reasonably be expected to have a Materially Adverse Effect which is not being actively contested in good faith by such Person to the extent affected thereby in good faith and by appropriate proceedings; PROVIDED that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. The PRO FORMA financial statements delivered pursuant to Section 5.11(b) reflected all taxes resulting from the transactions contemplated by the Transaction.

          5.14. ERISA. (a) Each Credit Party, its respective Subsidiaries and its respective ERISA Affiliates are in compliance in all material respects with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder with respect to all employee benefit plans.

          (b) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan which resulted or would result in a material liability to any Credit Party, its respective Subsidiaries or its respective ERISA Affiliates.

          (c) The sum of the amount of unfunded benefit liabilities (determined in accordance with Statement of Financial Accounting Standards No. 87) under all Title IV Plans (excluding each Title IV Plan with an amount of unfunded benefit liabilities of zero or less) is not more than $100,000. As of the Closing Date, the sum of the amount of unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) under all Title IV Plans (excluding each Pension Plan with an amount of unfunded benefit liabilities of zero or less) is not more than $100,000.

          (d) As of the Closing Date, none of the Credit Parties, their respective Subsidiaries nor their respective ERISA Affiliates has any obligation to contribute to or any liability or potential liability (including, but not limited to, actual or potential withdrawal liability) with respect to any Multiemployer Plan or any employee benefit plan of the type described in Sections 4063 and 4064 of ERISA or in Section 413(c) of the Code. None of the Credit Parties, their respective Subsidiaries nor their respective ERISA Affiliates has incurred or reasonably expects to incur any material withdrawal liability under Section 4201 ET SEQ. of ERISA to any Multiemployer Plan or any employee benefit plan of the type described in Sections 4063 and 4064 of ERISA or in Section 413(c) of the Code.

          (e) None of the Credit  Parties,  their  respective  Subsidiaries  nor
their  respective   ERISA  Affiliates  has  incurred  any  accumulated   funding
deficiency (whether or not waived) with respect to any Pension Plan.

          (f) None of the Credit Parties, their respective Subsidiaries nor their respective ERISA Affiliates has or reasonably expects to become subject to a Lien in favor of any Pension Plan under Section 302(f) or 307 of ERISA or
Section 401(a)(29) or 412(n) of the Code.

          (g) Assuming that no portion of the Loans to be advanced hereunder is attributable, directly or indirectly, to the assets of any employee benefit plan, the execution, performance and delivery of the Credit Documents by any party thereto will not constitute any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code for which an exemption therefrom is not available.

          As used in this Section 5.14, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code, and the term "employee benefit plan" has the meaning specified in
Section 3(3) of ERISA.

          5.15. SUBSIDIARIES. After giving effect to the Transaction, all of the outstanding units or common stock, as the case may be, of each Credit Party shall be validly issued, fully paid and nonassessable and shall be owned beneficially and of record by each Credit Party as set forth as SCHEDULE 5.15 hereto, subject to no Liens other than Liens in favor of the Collateral Agent. Other than as set forth on SCHEDULE 5.19, after giving effect to the Transaction, there shall be no preemptive rights on the part of any holder of any class of securities of any Credit Party or other rights, such as warrants or options, to acquire any class of securities of any Credit Party.

          5.16. PATENTS, ETC. Each Credit Party or its respective Subsidiaries owns or possesses adequate licenses or other rights to use all material patents, patent applications, trademark registrations, trademark applications, servicemark registrations, servicemark applications, trade names, copyright registrations, trade secrets and know how (collectively, the "Intellectual Property") that are necessary for the operation of its respective businesses as presently conducted and as currently proposed to be conducted. No claim is pending or, to the knowledge of each Credit Party and its respective Subsidiaries, threatened to the effect that any Credit Party or its respective Subsidiaries infringes upon or conflicts with the asserted rights of any other person under any Intellectual Property, and, to the knowledge of each Credit Party and its respective Subsidiaries, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to the knowledge of each Credit Party and its respective Subsidiaries, threatened to the effect that any such Intellectual Property owned or licensed by any Credit Party or its respective Subsidiaries or which any Credit Party or its respective Subsidiaries otherwise has the right to use, is invalid or unenforceable by such Credit Party or its respective Subsidiaries, and, to the knowledge of each Credit Party and its respective Subsidiaries, there is no basis for any such claim (whether or not pending or threatened).

          5.17. COMPLIANCE WITH LAWS, ETC. Each Credit Party and its respective Subsidiaries is in material compliance with all laws and regulations in all jurisdictions in which it is presently doing business, and each Credit Party and its respective Subsidiaries will comply with all such laws and regulations which may be imposed in the future in jurisdictions in which it or such Subsidiary may then be doing business except to the extent the noncompliance with such laws and regulations would not reasonably be expected to have a Materially Adverse Effect. To its knowledge, no Credit Party is currently under investigation for the violation of any crime the conviction for which would reasonably be expected to have a Materially Adverse Effect.

          5.18. PROPERTIES. Each Credit Party or its respective Subsidiaries has good and marketable title to and beneficial ownership of all material properties owned by it, including after the Closing Date all property reflected in the most recent balance sheet referred to in Section 5.11(b) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business), free and clear of all Liens, other than, in the case of property not constituting Collateral, Permitted Encumbrances and, in the case of property constituting Collateral, Prior Liens. Each Credit Party or its respective Subsidiaries hold all material licenses, certificates of occupancy or operation and similar certificates and clearances of municipal and other authorities necessary to own and operate its properties in the manner and for the purposes currently operated by such party. Each Real Property and each Mortgaged Real Property is suitable for its intended purposes and is served by such utilities as are necessary for the operation thereof. There are no actual, threatened or alleged defaults of a material nature with respect to any Leases of Real Property under which any Credit Party or any of its respective Subsidiaries is lessor or lessee.

          5.19. SECURITIES. Except as set forth on SCHEDULE 5.19 hereto, there are not, as of the Effective Date, any existing options, warrants, calls, subscriptions, convertible or exchangeable securities, rights, agreements, commitments or arrangements for any Person to acquire any equity security of any

Credit Party or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any such equity security.

          5.20. COLLECTIVE BARGAINING AGREEMENTS. Set forth on SCHEDULE 5.20 hereto is a list and description (including dates of termination) of all collective bargaining or similar agreements between or applicable to any Credit Party or its respective Subsidiaries as of the date hereof and any union, labor organization or other bargaining agent in respect of the employees of any Credit Party or its respective Subsidiaries on the date indicated in SCHEDULE 5.20 hereto.

          5.21. INDEBTEDNESS OUTSTANDING; PRIOR LIENS.

          (a) Set forth on SCHEDULE  5.21(A) hereto is a list and description of
(i) all Indebtedness of the Credit Parties and their respective Subsidiaries (other than the Loans) that shall be outstanding immediately after the Closing Date and (ii) all Indebtedness of the Credit Parties and their respective Subsidiaries that was repaid, defeased, transferred or otherwise terminated on the Closing Date.

          (b) SCHEDULE 5.21(B) hereto sets forth a true list of all Liens other than Permitted Encumbrances on the property of the Credit Parties immediately following the Closing Date.

          5.22. ENVIRONMENTAL PROTECTION. Except as set forth on SCHEDULE 5.22 hereto and except as would not have a Materially Adverse Effect,

               (a) Each Credit Party and its respective Subsidiaries has obtained all permits, licenses and other authorizations which are required with respect to the operation of the business and assets, and use, ownership and operation of Real Property of the Borrower and its Subsidiaries, in each case taken as a whole, under any Environmental Law and each such authorization is in full force and effect.

               (b) Each Credit Party and its respective Subsidiaries are in compliance with all terms and conditions of the permits, licenses and authorizations specified in subsection 5.22(a) above, and are also in compliance with, and not currently liable under, any Environmental Laws applicable to it and its business, assets, operations and Real Property.

               (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of any Credit Party or any of its respective Subsidiaries, threatened against any Credit Party or any of its respective Subsidiaries under any Environmental Law.

               (d) None of the Credit Parties nor any of its respective Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (CERCLA), or any comparable state law nor has any Credit Party or any of its respective Subsidiaries received any notification that any Hazardous Materials that it, or any of its Subsidiaries, or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for disposal or treatment of, or arranged with a transporter for transport for disposal or treatment of, have been found at any site at which any governmental agency or private party is conducting or plans to conduct a remedial investigation or other action pursuant to any Environmental Law.

               (e) There have been no releases (I.E., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) of Hazardous Materials by any Credit Party or any of its respective Subsidiaries or, to the knowledge of the Credit Party after due inquiry, their respective predecessors in interest on, at, upon, into or from any of the Real Properties. To the knowledge of any Credit Party and each of its respective Subsidiaries after due inquiry there have been no such releases on, at, upon, under, from or into any real property in the vicinity of any of the Real Properties that, through soil, air, surface water or groundwater migration or contamination, may have migrated to or under such Real Properties.

               (f) No asbestos is present in, on, or at any Real Properties or any facility or equipment of any Credit Party or any of its respective Subsidiaries.

               (g) No Real Properties of any Credit Party or any of its respective Subsidiaries or any of their respective predecessors in interest are (i) listed or formally proposed for listing on the

          National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA or (iii) included on any comparable lists maintained by any governmental authority.

               (h) There are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which could reasonably be expected to interfere with or prevent compliance with any Environmental Law, or which could reasonably be expected to give rise to any liability under any Environmental Law, including, without limitation, liability under CERCLA or similar state, local or foreign laws, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing or notice of violation, notice of potential liability or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, shipping or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Materials.

               (i) No Lien has been recorded under any Environmental Law with respect to any assets, facility, inventory or Real Property owned, operated, leased or controlled by any Credit Party or any of its respective Subsidiaries.

          5.23. ENVIRONMENTAL INVESTIGATIONS. All environmental investigations, studies, audits, assessments or reviews conducted of which any Credit Party has knowledge in relation to the current or prior business or assets of any Credit Party or any of its respective Subsidiaries or any Real Property, assets or facility now or previously owned, operated, leased, used or controlled by any Credit Party or any of its respective Subsidiaries have been delivered to the Agent.

          SECTION 6. AFFIRMATIVE COVENANTS. The Borrower covenants and agrees that on the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated and the Loans together with interest and fees are paid in full and all other Obligations incurred hereunder, to the extent then due and payable, are paid in full:

          6.01. INFORMATION COVENANTS. The Borrower will furnish or cause to be furnished to each Bank:

               (a) As soon as available and in any event within 90 days after the close of each fiscal year of the Borrower, the consolidating and consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidating and consolidated statements of income, of stockholders' equity and of cash flows for such fiscal year, setting forth comparative consolidating and consolidated figures for the preceding fiscal year and a report on such consolidated balance sheets and financial statements by independent certified public accountants of recognized national standing, which report shall not be qualified as to the scope of audit or as to the status of the Borrower and its Subsidiaries as a going concern and shall state that such consolidated financial statements present fairly the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for such changes with which the independent certified public accountants concur) and the examination by such accountants was conducted in accordance with generally accepted auditing standards.

               (b) As soon as practicable and in any event within 30 days after the end of the each month ending after the Closing Date, (i) the consolidating and consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such period and (ii) the related statements of income and cash flows of the Borrower and its Subsidiaries, in each case for such fiscal month and for the period from the beginning of the then current fiscal year to the end of such fiscal month, setting forth in comparative form the corresponding periods of the prior fiscal year, the corresponding periods of the current fiscal year's budget and a Management's Discussion and Analysis for such financial statements covering the month then ended and the year to date.

               (c) Together with each delivery of financial statements of the Borrower and its Subsidiaries pursuant to subsection (a) above, a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of Sections 6, 7, 8 and 9 of this Agreement as they relate to accounting matters but without having conducted any special auditing procedures in connection therewith, (ii) stating whether, in connection with their audit examination, any condition or event which constitutes a Default or Event of Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof; PROVIDED that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination, and (iii) stating that based on their audit examination nothing has come to their attention which causes them to believe that as of the end of such fiscal year of the Borrower there existed a Default or an Event of Default related to the breach of any covenant set forth in
          Section 6 or 7 as they relate to accounting matters and if such a condition or event has come to their attention, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and propose to take with respect thereto.

               (d) At the time of the delivery of the financial statements provided for in Sections 6.01(a) and (b), a certificate of the chief financial officer, controller, chief accounting officer or other Authorized Officer of the Borrower to the effect that no Default or Event of Default exists, or, if any Default or Event of Default does exist, specifying the nature and extent thereof and what actions have been or will be taken in respect thereof, which certificate shall be accompanied on a quarterly basis by a Compliance Certificate in a form reasonably acceptable to the Agent setting forth the calculations required to establish whether the Borrower was in compliance with the covenants in this Agreement (including without limitation the covenants set forth in Sections 7.05 and 7.10 through 7.13 inclusive) as at the end of such fiscal period or year, as the case may be.

               (e) Promptly upon receipt thereof, a copy, if any, of each annual "management letter" submitted to the Borrower by its independent accountants in connection with any annual audit made by them of the books of the Borrower or any of its Subsidiaries.

               (f) Promptly upon their becoming available, copies of all consolidating and consolidated financial statements, reports, notices and proxy statements sent or made available generally by the Borrower or any Subsidiary of the Borrower to its security holders in their capacity as such (other than to the Borrower or another Subsidiary) of all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Borrower or any of its Subsidiaries with any securities exchange or with the SEC (including reports filed on Forms 10Q and 10K) and of all press releases and other statements made available generally by the Borrower or any Subsidiary of the Borrower to the public concerning material developments in the business of the Borrower and its Subsidiaries.

               (g) Promptly upon any officer of the Borrower obtaining knowledge
          (w) of any condition or event which constitutes a Default or Event of Default, or becoming aware that any Bank has given any notice or taken any other action with respect to a claimed Default or Event of Default under this Agreement, (x) that any Person has given any notice to the Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.04, or (y) of a material adverse change in the business, operations, properties, assets, nature of assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, an Officers' Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed Default, Event of Default, event or condition, or material adverse change, and what action the Borrower has taken, is taking and propose to take with respect thereto.

               (h) (w) Promptly upon any officer of the Borrower obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting any Credit Party or its respective Subsidiaries or any property of any Credit Party or its respective Subsidiaries not previously disclosed to the Banks, which action, suit, proceeding, governmental investigation or arbitration seeks (or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which seek) recovery from any Credit Party or its respective Subsidiaries aggregating $500,000 or more (exclusive of claims covered by insurance policies unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims), the Borrower shall give notice thereof to the Banks and provide such other information as may be reasonably available to enable the Banks and their counsel to evaluate such matters; (x) as soon as practicable and in any event within 45 days after the end of each fiscal quarter, the Borrower shall provide a quarterly report to the Banks covering the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration (not previously reported) against or affecting any Credit Party or its respective Subsidiaries or any property of any Credit Party or its respective Subsidiaries not previously disclosed to the Banks, which action, suit, proceedings, governmental investigation or arbitration seeks (or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which seek) recovery from any Credit Party or its respective Subsidiaries aggregating $1,000,000 or more (exclusive of claims covered by insurance policies unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims), and shall provide such other information at such time as may be reasonably available to enable the Banks and their counsel to evaluate such matters; (y) in addition to the requirements set forth in clauses (w) and (x) of this Section 6.01(h), the Borrower upon request shall promptly give notice of the status of any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered to the Banks pursuant to clause (w) or (x) above to the Banks and provide such other information as may be reasonably available to them to enable the Banks and their counsel to evaluate such matters; and (z) promptly upon any officer of the Borrower obtaining knowledge of any dispute in respect of or the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration in respect of any material contract of any Credit Party or its respective Subsidiaries, the Borrower shall give notice thereof to the Banks and shall provide such other information as may be reasonably available to enable the Banks and their counsel to evaluate such matters.

               (i) Within 15 days of any material changes to the terms of any insurance policy as in effect on the Effective Date and described on
          SCHEDULE 6.01(I) or any cancellation of any such policy without replacement with a substantially similar policy, a report in form and substance reasonably satisfactory to Agent outlining such changes or the terms of the replacement policy, as the case may be.

               (j) To the extent reasonably requested by the Agent, as soon as practicable and in any event within ten days of the later of such request and the making of any such amendment or waiver, copies of amendments or waivers with respect to Indebtedness of any Credit Party or its respective Subsidiaries.

               (k) On or prior to January 31, 1998 and each December 31 thereafter, a consolidated plan/budget for each month in the succeeding fiscal year prepared in accordance with the Borrower's normal accounting procedures (and which will represent management's reasonable estimate of the Borrower's projected performance during such periods) applied on a consistent basis, including, without limitation, (i) forecasted consolidated balance sheets, consolidated statements of operations, of stockholders' equity and of cash flows of the Borrower and its Subsidiaries on a consolidated basis for such periods, (ii) the amount of forecasted capital expenditures for such fiscal periods, (iii) forecasted compliance with Sections 7.05 and
          7.107.13 and (iv) an appropriate discussion of the principal assumptions on which such plan/budget is based; PROVIDED that if any such forecast indicates that the Borrower may not be in compliance with any provision of this Agreement at some future date, such forecast shall not constitute a Default or an Event of Default or anticipatory or other breach thereof. Together with each delivery of financial statements pursuant to Sections 6.01(a) and (b), a comparison of the current year to date financial results against the plan/budget required to be submitted pursuant to this subsection (k) shall be presented.

               (l) Within ten (10) Business Days after the last Business Day of each month, a borrowing base certificate in the form of EXHIBIT L hereto (the "Borrowing Base Certificate") detailing the Borrower's Eligible Accounts Receivable and Eligible Inventory as of the last day of such month, certified as complete and correct on behalf of the Borrower by the chief executive officer, chief financial officer, controller or other Authorized Officer of the Borrower. In addition, each Borrowing Base Certificate shall have attached to it such additional schedules and/or other information as the Agent may reasonably request. If the Borrower fails to deliver any such Borrowing Base Certificate within twentyfive (25) days after the end of any such month, then the Borrowing Base shall be deemed to be $0 until such time as the Borrower shall deliver such required Borrowing Base Certificate.

               (m) With reasonable promptness, such other information and data with respect to any Credit Party or its respective Subsidiaries or any other similar entity in which the Borrower has an investment, as from time to time may be reasonably requested by the Agent.

          6.02. BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, keep true books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent or any Bank to visit and inspect any of the properties or assets of the Borrower or any of its Subsidiaries in whosesoever possession, and to examine the books of account of the Borrower or any of its Subsidiaries and discuss the affairs, finances and accounts of the Borrower or any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants (in the presence of such officers), all at such reasonable times and intervals and to such reasonable extent as the Agent or any Bank may reasonably request.

          6.03.  MAINTENANCE  OF PROPERTY;  INSURANCE.

          (a) The Borrower and its Subsidiaries will exercise commercially reasonable efforts to maintain or cause to be maintained in good repair, working order and condition (subject to normal wear and tear) all properties used in its businesses and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof and will maintain and renew as necessary all licenses, permits and other clearances necessary to use and occupy such properties.

          (b) Subject to the provisions of subsection 6.03(c) below, the Borrower and its Subsidiaries will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations to the extent that such types and such amounts of insurance are available at commercially reasonable rates. The Borrower will, and will cause each of its Subsidiaries to, furnish to each Bank, upon reasonable request, information as to the insurance carried, and will not cancel, without replacement with a substantially similar policy, any such insurance without the reasonable consent of the Required Banks.

          (c) The Borrower will, and will cause each of its Subsidiaries to, maintain in full force the insurance coverages in respect of the Collateral as set forth in the Security Documents.

          6.04. PAYMENT OF TAXES. The Borrower will, and shall cause each of its Subsidiaries to, pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries or cause a failure or forfeiture of title thereto; PROVIDED that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings promptly instituted and diligently conducted, which proceedings have the effect of preventing the forfeiture or sale of the property or asset that may become subject to such Lien, if it has maintained adequate reserves with respect thereto in accordance with and to the extent required under GAAP.

          6.05. CORPORATE FRANCHISES. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and authority, and its Intellectual Property, except where such failure to keep in full force and effect such rights and authority would not have a Materially Adverse Effect.

          6.06. COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than noncompliance which could not reasonably be expected to have a Materially Adverse Effect.

          6.07. ERISA. The Borrower will furnish to each of the Banks:

               (a) promptly upon the Borrower knowing or having reason to know of the occurrence of any (i) Termination Event or (ii) "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, which in the case of all such events described in clause (i) or (ii) results or could reasonably be expected to result in a liability of any Credit Party or its respective Subsidiaries in the aggregate in excess of $100,000 or the imposition of a Lien on the assets of a Credit Party, a written notice specifying the nature thereof, what action such Credit Party, its respective Subsidiaries or its respective ERISA Affiliates have taken, are taking or propose to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor, PBGC or Multiemployer Plan sponsor with respect thereto; and

               (b) with reasonable promptness copies of (i) all notices received by any Credit Party, its respective Subsidiaries or its respective ERISA Affiliates of PBGC's intent to terminate any Title IV Plan or to have a trustee appointed to administer any Title IV Plan, the notice of which event is required pursuant to the preceding paragraph (a);
          (ii) upon the request of the Agent each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Credit Party, its respective Subsidiaries or its respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (iii) upon the request of the Agent, the most recent actuarial valuation report for each Title IV Plan which is then maintained by any Credit Party, its respective Subsidiaries or its respective ERISA Affiliates or as to which any Credit Party, its respective Subsidiaries or its respective ERISA Affiliates has any continuing funding obligations; and (iv) all notices received by any Credit Party, its respective Subsidiaries or its respective ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA, the notice of which event is required pursuant to the preceding paragraph (a).

          6.08. PERFORMANCE OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, perform in all material respects all of their respective obligations under the terms of each mortgage, indenture, security agreement, other debt instrument and material contract by which they are bound or to which they are a party, except where such nonperformance would not have a Materially Adverse Effect.

          6.09. END OF FISCAL YEARS; FISCAL QUARTERS. Each Credit Party will, for financial reporting purposes, and will cause each of its Subsidiaries to, have its (i) fiscal years end on December 31, and (ii) fiscal quarters end on March 31, June 30, September 30, and December 31.

          6.10. USE OF PROCEEDS. All proceeds of the Loans shall be used as provided in Section 5.05.

          6.11. INTEREST RATE PROTECTION. The Borrower shall, no later than 90 days after the Closing Date and after every Acquisition Term Loan Closing Date and in respect of no less than 50% of the outstanding Term Loans as in effect from time to time enter into Interest Rate Agreements reasonably acceptable to the Agent for a period of not less than two years.

          6.12. EQUAL SECURITY FOR LOANS AND NOTES; NO FURTHER NEGATIVE PLEDGES.
(a) If the Borrower or any of its respective Subsidiaries shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired and whether or not such property or assets constitutes Collateral, other than Liens permitted by the applicable Security Document (unless prior written consent to the creation or assumption thereof shall have been obtained from the Agent and the Required Banks), the Borrower shall, and shall cause any applicable Subsidiary to, make or cause to be made effective provisions whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured as long as any such Indebtedness shall be secured; PROVIDED that this covenant shall not be construed as consent by the Agent and the Required Banks to any violation by the Borrower of the provisions of Section 7.03.

          (b) Except with respect to prohibitions against other encumbrances on specific property encumbered to secure payment of particular Indebtedness permitted hereunder (which Indebtedness relates solely to the acquisition or improvement of such specific property), neither the Borrower nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

          6.13. LENDER MEETING. The Borrower will participate in a meeting of the Banks once during each fiscal year (commencing with the fiscal year ending December 31, 1998) relating to the financial statements of the previous fiscal year to be held at a location and a time selected by the Borrower and reasonably acceptable to the Agent.

          6.14. PLEDGE OF ADDITIONAL COLLATERAL. Subject to Section 6.12(b), and in any event within 30 days after the acquisition by the Borrower or any of its Subsidiaries of (i) Real Property, (ii) assets of the type that would have constituted Collateral (pursuant to the appropriate Security Document on the Closing Date or Effective Date, as applicable, executed by such Person) at the Closing Date or the Effective Date or (iii) capital stock or other equity interest of any Subsidiary (whether by capital contribution or acquisition) (collectively, (i), (ii), (iii) and the assets of any Subsidiary described in
(iii), the "Additional Collateral"), the Borrower will, and will cause each of its Subsidiaries to, take all necessary action, including the filing of appropriate financing statements under the provisions of the UCC, applicable foreign, domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate, entering into or amending Security Documents or, in the case the Borrower or any of its Subsidiaries creates or acquires a Subsidiary, entering into such additional pledge agreements and security agreements in form and substance satisfactory to the Collateral Agent (and, in the case of the acquisition of Real Property, satisfaction of the conditions set forth in Sections 4.01(b)(ii), 4.01(p) and 4.01(t) and, in the case of the acquisition of personal property, satisfaction of the conditions set forth in Sections 4.01(b)(ii) and 4.01(m)), to grant to the Collateral Agent a perfected first priority Lien, subject to Prior Liens and other Liens permitted by the applicable Security Documents, in such Collateral pursuant to and to the full extent required by the Security Documents and this Agreement. All actions taken by the parties in connection with the pledge of Additional Collateral, including, without limitation, costs of counsel for the Agent or the Collateral Agent, shall be for the account of the Borrower, which shall pay all sums due within 5 Business Days of demand.

          6.15. SECURITY INTERESTS. The Borrower will, and will cause its Subsidiaries to, perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement) for filing in any appropriate jurisdiction under the provisions of the UCC, local law or any statute, rule or regulation of any applicable jurisdiction which are necessary in order to maintain or confirm in favor of the Collateral Agent for the benefit of the Banks a valid and perfected Lien on the Collateral and any Additional Collateral, subject to no Liens except for Prior Liens and other Liens expressly permitted by the applicable Security Documents. The Borrower shall, as promptly as practicable after the filing of any financing statements, deliver or cause to be delivered to the Agent acknowledgment copies of, or copies of lien search reports confirming the filing of, financing statements duly filed under the UCC of all jurisdictions as may be necessary or, in the reasonable judgment of the Agent, desirable to perfect the Lien created, or purported or intended to be created, by each Security Document.

          6.16. SUBSIDIARY GUARANTEES. In the event the Borrower or any of its Subsidiaries creates or acquires a Subsidiary, the Borrower will cause such Subsidiary to execute and deliver to the Collateral Agent for the benefit of the Banks a subsidiary guarantee, in form and substance satisfactory to the Collateral Agent, guaranteeing the Obligations.

          6.17. ENVIRONMENTAL EVENTS. (a) The Borrower will promptly give notice to the Agent upon becoming aware thereof (i) of any violation of any Environmental Law, (ii) of any inquiry, proceeding, investigation or other action, including a request for information or a notice of potential liability under any Environmental Law from any Person (in the case of each of clause (i) and (ii), that which could reasonably be expected to result in a Materially

Adverse Effect) or (iii) of the discovery of the release or threatened release of any Hazardous Material at, on, upon, under or from any of the Real Properties or any facility or equipment thereat in excess of reportable quantities and which must be reported under applicable Environmental Laws, or in a manner and/or amount which could reasonably be expected to result in liability under any Environmental Law, in each case which would have a Materially Adverse Effect.

          (b) In the event of the presence of any Hazardous Material on, at, upon or under any of the Real Properties which is in violation of, or which could reasonably be expected to result in liability under, any Environmental Law, in each case which would have a Materially Adverse Effect, the Borrower or any of its Subsidiaries, upon discovery thereof, shall take all necessary steps to initiate and expeditiously complete all responsive, corrective and other action required under any Environmental Law to mitigate and eliminate any such adverse effect.

          (c) The Borrower shall as promptly as practicable notify the Agent of the occurrence of any event specified in Section 6.17(b) and shall thereafter keep the Agent informed on a periodic basis of any actions taken in response to such event and the results of such actions.

          (d) The Borrower shall provide the Agent with copies of any notice, submittal or documentation provided by the Borrower or any of its Subsidiaries to any Governmental Authority or third party under any Environmental Law if the matter which is the subject of the notice, submittal or other documentation could reasonably be expected to result in a Materially Adverse Effect. Such notice, submittal or documentation shall be provided to the Agent promptly and, in any event, within 5 business days after such material is provided to the Governmental Authority or third party.

          6.18. LANDLORD LIEN ASSURANCE. The Borrower will use its best efforts to obtain Landlord Lien Assurances, in the form of EXHIBIT N hereto, from the landlords of leased Real Property of the Borrower and its Subsidiaries where Inventory is located, it being understood that any Landlord Lien Assurances
(including those concerning warehouseman's Liens) previously delivered to the Agent remaining in full force and effect are acceptable to the Agent.

          SECTION 7. NEGATIVE COVENANTS. The Credit Parties hereby covenant and agree that as of the Closing Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated and the Loans together with interest and fees are paid in full and all other Obligations incurred hereunder, to the extent then due and payable, are paid in full:

          7.01. CONDUCT OF BUSINESS. The Borrower will, and will cause each of its Subsidiaries to, at all times take any and all such actions as may be necessary or appropriate to permit the Borrower and its Subsidiaries to continue to conduct its business in substantially the same manner as heretofore conducted prior to the Transaction by the Borrower's predecessors. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business other than a business directly related to the manufacture and/or distribution of beauty products, and lines of business reasonably related thereto.

          7.02. AMENDMENTS OR WAIVERS OF CERTAIN DOCUMENTS.

          (a) No Credit Party or its respective Subsidiaries will amend or otherwise change the terms of any Existing Debt in a manner adverse to the Banks without the prior written consent of the Required Banks.

          (b) After the Closing Date, no Credit Party or its respective Subsidiaries will amend or otherwise change the terms of the Transaction Documents in a manner adverse to the Banks without the prior written consent of the Required Banks.

          7.03. LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit or suffer to exist any Lien upon or with respect to any item constituting Collateral, whether now owned or hereafter acquired, or sell any such Collateral subject to an understanding or agreement, contingent or otherwise, to repurchase such Collateral or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except for the Lien of the Security Document relating thereto, Prior Liens applicable thereto and other Liens expressly permitted by such Security Document. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of the Borrower or any Subsidiary which does not constitute Collateral whether now owned or hereafter acquired, or sell any Collateral, property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except the following, which are herein collectively referred to as "Permitted Encumbrances":

               (a) Liens for  taxes,  assessments  or  governmental  charges  or claims not yet delinquent or Liens for taxes, assessments or governmental charges or claims being contested in good faith and by appropriate proceedings for which adequate reserves, as may be required by GAAP, have been established;

               (b) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law (i) which were incurred in the ordinary course of business, such as landlords', carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien or (ii) which do not relate to material liabilities of the Borrower or any of its Subsidiaries and do not in the aggregate materially detract from the value of the property and assets of the Borrower and its Subsidiaries taken as a whole;

               (c)  Liens  in  connection   with  any   attachment  or  judgment
          (including judgment or appeal bonds) not in excess of $250,000 individually or $500,000 in the aggregate for the Borrower and its Subsidiaries (exclusive of any amount adequately covered by insurance as to which the insurance company has acknowledged coverage) unless the judgment it secures shall, within 60 days after the entry thereof, not have been discharged or execution thereof not stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

               (d) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and returnofmoney bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money or the equivalent);

               (e) Subject to the provisions of Section 7.19 and, with respect to any Mortgaged Real Property, to the provisions of any applicable Mortgage, Leases with respect to the assets or properties of the Borrower or any of its Subsidiaries entered into in the ordinary course of the Borrower's or such Subsidiary's business and subordinate in all respects to the Liens granted and evidenced by the Security Documents;

               (f) Easements, rights of way, restrictions, minor defects or irregularities in title not interfering in any material respect with the business of the Borrower or any of its Subsidiaries, in each case incurred in the ordinary course of business and which do not materially impair for its intended purposes the use or value of the Real Property to which it relates;

               (g) Liens securing the Indebtedness permitted by Section 7.04(i);

               (h) Liens disclosed in Schedule 5.21(b); and

               (i) Liens upon real or tangible personal property (including Capital Leases) acquired by the Borrower or any of its Subsidiaries after the date hereof; PROVIDED that (i) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance, the cost of the item of property subject thereto,
          (ii) the principal amount of the Indebtedness secured by such Lien is at least 70%, and does not exceed 100% of the fair value (as determined in good faith by the board of directors or members of the appropriate entity) of the respective property at the time it was so acquired, (iii) such Lien does not extend to or cover any other property other than such item of property and (iv) the incurrence of such Indebtedness secured by such Lien is permitted by Section 7.04.

          The Borrower shall use its commercially reasonable best efforts to obtain the waiver of any Lien referred to in clause (b)(i) above on or in respect of any Equipment or Inventory. The term "Permitted Encumbrances" shall mean, with respect to Mortgaged Real Property, Liens permitted under the Mortgages.

          7.04. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

               (a) Indebtedness incurred pursuant to the Credit Documents; PROVIDED that the aggregate principal amount of Indebtedness incurred pursuant to this Agreement shall in no event exceed the Total Commitments;

               (b) Existing Debt and any refinancing thereof; PROVIDED that any such refinancing of Existing Debt shall be on terms which, both taken as a whole and specifically as such terms relate to the identity of the obligors, repayments of principal, covenants, events of default and security in property of the debtor, are in each event no more favorable to the creditor than the correlative terms of the Existing Debt;

               (c) Interest Rate Agreements to the extent required by Section 6.11;

               (d) $1,000,000 of principal Indebtedness in the aggregate outstanding at any time for the Borrower and its Subsidiaries incurred to finance the cost of the acquisition of real or tangible personal property (including Capital Leases); PROVIDED that such Indebtedness shall be at least 70% and shall not exceed 100% of the fair value of such property; and PROVIDED, FURTHER, that such Indebtedness is not secured by any Lien other than a Lien referred to in clause (g) of
          Section 7.03;

               (e) Contingent Obligations permitted by Section 7.16;

               (f) Indebtedness issued to sellers in connection with an acquisition, PROVIDED that such Indebtedness is unsecured, does not provide for any cash interest payments prior to the Final B Term Loan Maturity Date and contains subordination and other terms satisfactory to the Agent, and PROVIDED, FURTHER, that the Borrower is in pro forma compliance with Section 4.03(b) hereof;

               (g) Indebtedness of the Borrower to any of its Wholly Owned Subsidiaries or of any Subsidiary to the Borrower or another Wholly Owned Subsidiary of the Borrower (but only so long as such Indebtedness is held by the Borrower or its Wholly Owned Subsidiary);

               (h) other unsecured  Indebtedness  not exceeding  $750,000 in the
          aggregate  for  the  Borrower  and  its   Subsidiaries   at  any  time
          outstanding; and

               (i) Capital Leases and purchase money Indebtedness assumed in connection with any acquisition not to exceed $2,000,000 in principal outstanding at any time, PROVIDED that after giving effect to such acquisition and the incurrence of such Indebtedness there is no Default under this Agreement and the Borrower is in compliance with
          Section 4.03(b).

          7.05. CAPITAL EXPENDITURES. The Borrower will not, and will not permit any of its Subsidiaries to, make Consolidated Capital Expenditures for any purpose in excess of the amounts set forth below for the period set forth below:

          PERIOD                                                AMOUNT IN $
          ------                                                -----------
     Closing Date to December 31, 1997.......................     $500,000
     Fiscal Year Ending December 31, 1998....................   $1,200,000
     Fiscal Year Ending December 31, 1999....................   $1,500,000
     Fiscal Year Ending December 31, 2000....................   $1,500,000
     Fiscal Year Ending December 31, 2001....................   $1,500,000
     Fiscal Year Ending December 31, 2002....................   $1,500,000
     Fiscal Year Ending December 31, 2003....................   $1,500,000
     Fiscal Year Ending December 31, 2004....................   $1,500,000

          7.06. ADVANCES, INVESTMENTS AND LOANS. The Borrower will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances (which shall not include progress payments made by any Credit Party to its subcontractors in the ordinary course of business consistent with industry practice) to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person, except:

               (a) investments in Cash and Cash Equivalents;

               (b) receivables owing to them and advances to customers and suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

               (c) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (d) the acceptance of a form of consideration other than Cash or Cash Equivalents in connection with the sale or disposition of assets to the extent provided in Section 7.15;

               (e) investments to acquire Capital Stock of any other Person, PROVIDED that immediately after the transaction such Person becomes
          (i) a Subsidiary of the Borrower and (ii) a Credit Party, PROVIDED, FURTHER, that the Borrower is in pro forma compliance with Section 4.03(b) hereof;

               (f) investments in and advances to Credit Parties;

               (g) loans and advances to employees for reasonable travel and business expenses in the ordinary course;

               (h) deposits for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business; and

               (i) additional loans, advances and/or investments of a nature not contemplated by the foregoing clauses (a) through (h); PROVIDED that all loans, advances and investments made pursuant to this clause (i) shall not exceed for the Borrower and its Subsidiaries (x) $500,000 in the aggregate at any time outstanding for the twelve month period ending December 31, 1998, (y) $1,000,000 in the aggregate at any time outstanding for the twelve month period ending December 31, 1999 and
          (z) $1,500,000 in the aggregate at any time outstanding for any period thereafter.

          7.07. PREPAYMENTS OF INDEBTEDNESS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to: (a) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms or provisions, to the extent any such amendment or modification would be adverse to the issuer thereof or to the interests of the Banks, of any of the Indebtedness (or any agreement relating thereto) of the type described in Section 7.04(b),
(f) or (h); (b) make (or give any notice in respect of) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before such Indebtedness is due for the purpose of paying such Indebtedness when due) or exchange of any such Indebtedness; and/or (c) amend, modify or change any of its respective charter documents, or any agreement entered into by the Borrower or its Subsidiaries with respect to its equity securities, or enter into any new agreement with respect to the equity securities of the Borrower or any Subsidiary the result of which is reasonably likely to be adverse to the interests of the Banks (in their capacity as such) hereunder, PROVIDED, that this clause (c) shall not restrict the Borrower's ability to effect offerings of its equity securities.

          7.08. DIVIDENDS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, declare or pay any dividends or return any capital to, its members or authorize or make any other distribution, payment or delivery of property or cash to its members as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for any consideration, any of its equity interest now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such equity interests), or make any loans or advances to Affiliates (other than Credit Parties), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any equity interest of the Borrower or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its equity interest) (all of the foregoing, "Dividends"), except that any Subsidiary of the Borrower may pay Dividends to its parent corporation if such parent corporation is (x) the Borrower or (y) a WhollyOwned Subsidiary of the Borrower.

          7.09. TRANSACTION WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any holder of 5% or more of the equity securities of the Borrower or with any Affiliate of the Borrower other than on terms and conditions substantially as favorable to the Borrower or any Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm'slength transaction with a Person other than a holder of 5% or more of the equity securities of the Borrower or an Affiliate of the Borrower; PROVIDED that the foregoing restrictions shall not apply to (i) transactions between or among the Borrower and its WhollyOwned Subsidiaries, (ii) the payment of fees to Indosuez and its Affiliates for financial services, such fees not to exceed Indosuez' usual and customary fees for similar services and (iii) stock options issued to senior management of the Borrower in the ordinary course of business.

          7.10. TOTAL INTEREST COVERAGE RATIO. The ratio of (i) Consolidated EBITDA to (ii) cash Consolidated Interest Expense for the Borrower set forth below for the Test Period ending on each date listed below shall not be less than the ratio set forth opposite such date below; that for any computation pursuant to clause (ii) of the definition of Test Period, Consolidated Interest Expense shall be equal to the product of the amount of Consolidated Interest Expense since the Closing Date and a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed during such period since the Closing Date:

               Test Period                                      Ratio
               -----------                                      -----
           March 31, 1998 ................................... 3.00:1.00
           June 30, 1998 .................................... 3.00:1.00
           September 30, 1998 ............................... 3.00:1.00
           December 31, 1998 ................................ 3.00:1.00
           March 31, 1999 ................................... 3.25:1.00
           June 30, 1999 .................................... 3.25:1.00
           September 30, 1999 ............................... 3.25:1.00
           December 31, 1999 ................................ 3.25:1.00
           March 31, 2000 ................................... 3.50:1.00
           June 30, 2000 .................................... 3.50:1.00
           September 30, 2000 ............................... 3.50:1.00
           December 31, 2000 ................................ 3.50:1.00
           March 31, 2001 ................................... 3.75:1.00
           June 30, 2001 .................................... 3.75:1.00
           September 30, 2001 ............................... 3.75:1.00
           December 31, 2001 ................................ 3.75:1.00
           March 31, 2002 ................................... 4.00:1.00
           June 30, 2002 .................................... 4.00:1.00
           September 30, 2002 ............................... 4.00:1.00
           December 31, 2002 ................................ 4.00:1.00
           March 31, 2003 ................................... 4.00:1.00
           June 30, 2003 .................................... 4.00:1.00
           September 30, 2003 ............................... 4.00:1.00
           December 31, 2003 ................................ 4.00:1.00
           March 31, 2004 ................................... 4.00:1.00
           June 30, 2004 .................................... 4.00:1.00
           September 30, 2004 ............................... 4.00:1.00
           December 31, 2004 ................................ 4.00:1.00

          7.11. FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the ratio of (i) Consolidated EBITDAC of the Borrower minus cash taxes to (ii) cash Consolidated Interest Expense of the Borrower plus the amount of scheduled mandatory payments on account of principal of Indebtedness of the Borrower for the Test Period ending on each date listed below, to be less than the ratio set forth opposite such date below; PROVIDED that for any computation pursuant to clause (ii) of the definition of Test Period, Consolidated Interest Expense shall be equal to the product of the amount of Consolidated Interest Expense since the Closing Date and a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed during such period since the Closing Date:

               Test Period                                      Ratio
               -----------                                      -----
          March 31, 1998 .....................................1.00:1.00
          June 30, 1998 ......................................1.00:1.00
          September 30, 1998 .................................1.00:1.00
          December 31, 1998 ..................................1.00:1.00
          March 31, 1999 .....................................1.00:1.00
          June 30, 1999 ......................................1.00:1.00
          September 30, 1999 .................................1.00:1.00
          December 31, 1999 ..................................1.00:1.00
          March 31, 2000 .....................................1.10:1.00
          June 30, 2000 ......................................1.10:1.00
          September 30, 2000 .................................1.10:1.00
          December 31, 2000 ..................................1.10:1.00
          March 31, 2001 .....................................1.20:1.00
          June 30, 2001 ......................................1.20:1.00
          September 30, 2001 .................................1.20:1.00
          December 31, 2001 ..................................1.20:1.00
          March 31, 2002 .....................................1.20:1.00
          June 30, 2002 ......................................1.20:1.00
          September 30, 2002 .................................1.20:1.00
          December 31, 2002 ..................................1.20:1.00
          March 31, 2003 .....................................1.20:1.00
          June 30, 2003 ......................................1.20:1.00
          September 30, 2003 .................................1.20:1.00
          December 31, 2003 ..................................1.20:1.00
          March 31, 2004 .....................................1.20:1.00
          June 30, 2004 ......................................1.20:1.00
          September 30, 2004 .................................1.20:1.00
          December 31, 2004 ..................................1.20:1.00

          7.12. LEVERAGE RATIOS.

          (a) TOTAL  LEVERAGE  RATIO.  The Borrower will not permit the ratio of
(i) Indebtedness of the Borrower and its Subsidiaries on each date listed below to (ii) Consolidated EBITDA of the Borrower for the Test Period ending on each date listed below to be more than the ratio set forth below; PROVIDED that the portion of Indebtedness of the Borrower and its Subsidiaries which constitute Revolving Loans shall be the average amount outstanding during the Test Period ending on such date (with computations pursuant to clause (ii) of the definition of Test Period being computed from the Closing Date):

               Test Period                                      Ratio
               -----------                                      -----
           March 31, 1998 ....................................4.25:1.00
           June 30, 1998 .....................................4.25:1.00
           September 30, 1998 ................................4.25:1.00
           December 31, 1998 .................................4.25:1.00
           March 31, 1999 ....................................4.25:1.00
           June 30, 1999 .....................................4.25:1.00
           September 30, 1999 ................................4.00:1.00
           December 31, 1999 .................................4.00:1.00
           March 31, 2000 ....................................3.75:1.00
           June 30, 2000 .....................................3.75:1.00
           September 30, 2000 ................................3.75:1.00
           December 31, 2000 .................................3.75:1.00
           March 31, 2001 ....................................3.50:1.00
           June 30, 2001 .....................................3.50:1.00
           September 30, 2001 ................................3.50:1.00
           December 31, 2001 .................................3.50:1.00
           March 31, 2002 ....................................3.00:1.00
           June 30, 2002 .....................................3.00:1.00
           September 30, 2002 ................................3.00:1.00
           December 31, 2002 .................................3.00:1.00
           March 31, 2003 ....................................3.00:1.00
           June 30, 2003 .....................................3.00:1.00
           September 30, 2003 ................................3.00:1.00
           December 31, 2003 .................................3.00:1.00
           March 31, 2004 ....................................3.00:1.00
           June 30, 2004 .....................................3.00:1.00
           September 30, 2004 ................................3.00:1.00
           December 31, 2004 .................................3.00:1.00

          (b) SENIOR LEVERAGE  RATIO.  The Borrower will not permit the ratio of
(i) Senior Indebtedness of the Borrower and its Subsidiaries on each date listed below to (ii) Consolidated EBITDA of the Borrower for the Test Period ending on each date listed below to be more than the ratio set forth below; PROVIDED that the portion of Senior Indebtedness of the Borrower and its Subsidiaries which constitute Revolving Loans shall be the average amount outstanding during the Test Period ending on such date (with computations pursuant to clause (ii) of the definition of Test Period being computed from the Closing Date):

               TEST PERIOD                                       RATIO
               -----------                                       -----
             March 31, 1998 .................................. 3.50:1.00
             June 30, 1998 ................................... 3.50:1.00
             September 30, 1998 .............................. 3.50:1.00
             December 31, 1998 ............................... 3.50:1.00
             March 31, 1999 .................................. 3.50:1.00
             June 30, 1999 ................................... 3.50:1.00
             September 30, 1999 .............................. 3.50:1.00
             December 31, 1999 ............................... 3.25:1.00
             March 31, 2000 .................................. 3.25:1.00
             June 30, 2000 ................................... 3.25:1.00
             September 30, 2000 .............................. 3.25:1.00
             December 31, 2000 ............................... 3.00:1.00
             March 31, 2001 .................................. 3.00:1.00
             June 30, 2001 ................................... 3.00:1.00
             September 30, 2001 .............................. 3.00:1.00
             December 31, 2001 ............................... 2.50:1.00
             March 31, 2002 .................................. 2.50:1.00
             June 30, 2002 ................................... 2.50:1.00
             September 30, 2002 .............................. 2.50:1.00
             December 31, 2002 ............................... 2.50:1.00
             March 31, 2003 .................................. 2.50:1.00
             June 30, 2003 ................................... 2.50:1.00
             September 30, 2003 .............................. 2.50:1.00
             December 31, 2003 ............................... 2.50:1.00
             March 31, 2004 .................................. 2.50:1.00
             June 30, 2004 ................................... 2.50:1.00
             September 30, 2004 .............................. 2.50:1.00
             December 31, 2004 ............................... 2.50:1.00

          7.13. MINIMUM CONSOLIDATED EBITDA. The Borrower will maintain a Consolidated EBITDA of at least the amount set forth below for the Test Period ending on each date listed below:
                                                            Minimum EBITDA
                TEST PERIOD                                  ($ MILLIONS)
                -----------                                 --------------
              December 31, 1997 ..............................$14,500,000
              March 31, 1998 .................................$14,500,000
              June 30, 1998 ..................................$14,500,000
              September 30, 1998 .............................$14,500,000
              December 31, 1998 ..............................$15,000,000
              March 31, 1999 .................................$15,000,000
              June 30, 1999 ..................................$15,500,000
              September 30, 1999 .............................$16,000,000
              December 31, 1999 ..............................$16,000,000

              March 31, 2000 .................................$17,000,000
              June 30, 2000 ..................................$17,000,000
              September 30, 2000 .............................$17,000,000
              December 31, 2000 ..............................$18,000,000
              March 31, 2001 .................................$19,000,000
              June 30, 2001 ..................................$20,000,000
              September 30, 2001 .............................$20,000,000
              December 31, 2001 ..............................$21,000,000
              March 31, 2002 .................................$22,000,000
              June 30, 2002 ..................................$22,000,000
              September 30, 2002 .............................$22,000,000
              December 31, 2002 ..............................$23,000,000
              March 31, 2003 .................................$24,000,000
              June 30, 2003 ..................................$24,000,000
              September 30, 2003 .............................$24,000,000
              December 31, 2003 ..............................$24,000,000
              March 31, 2004 .................................$24,000,000
              June 30, 2004 ..................................$24,000,000
              September 30, 2004 .............................$24,000,000
              December 31, 2004 ..............................$24,000,000

          7.14. ISSUANCE OF SUBSIDIARY STOCK. The Borrower will not, and will not permit any of its Subsidiaries, directly or indirectly, to issue, sell, assign, pledge or otherwise encumber or dispose of any shares of any Subsidiaries' capital stock or other securities or equity interests (or warrants, rights or options to acquire capital stock or convertible securities or other equity securities) of such Subsidiary, other than pursuant to the Security Documents and as contemplated by the Transaction.

          7.15. DISPOSITION OF ASSETS. (a) The Borrower will not, and will not permit any of its Subsidiaries to, dispose of all or any part of its interest in any asset, except that the Borrower and its Subsidiaries may sell assets so long as (i) such sales are approved by the Required Banks and the sales price thereof is, in the reasonable judgment of the Agent, at least equal to the fair market value of such assets, or (ii) such sale, transfer or disposition is from one Credit Party to another Credit Party, or (iii) such sales are for at least the fair market value of such assets and the aggregate amount of such asset sales is less than $500,000 in any 12month period and, in any such case, the Borrower complies with the mandatory prepayment and Commitment reduction provisions of this Agreement and, in the case of Collateral, so long as the conditions to the release of Collateral described herein and in the applicable Security Documents are met, or (iv) such sales are of inventory in the ordinary course of business, or (v) such sales are (A) of obsolete equipment, (B) for at least the fair market value of such equipment, (C) not in excess of $500,000 per year in the aggregate and (D) the proceeds of such sales are used within 90 days of such sales to (1) purchase equipment used in substantially similar lines of business or (2) repay Indebtedness under this Agreement pursuant to Section 3.02.

          The consideration received by the Borrower or its Subsidiaries from each sale of assets permitted above shall be received in whole at the time of sale and at least 70% of the consideration from each sale shall consist of Cash or Cash Equivalents. Any noncash proceeds received from the sale of assets shall be pledged to the Collateral Agent pursuant to and in accordance with the applicable Security Documents and shall constitute Collateral.

          (b) Upon  compliance  with the  conditions in  subsection  (a) of this
Section 7.15, the Release Conditions and the Partial Release Conditions (each as hereinafter defined), the Borrower shall be entitled to receive from the Collateral Agent an instrument in form and substance reasonably satisfactory to the Borrower (each, a "Release") releasing the Lien of the Mortgage with respect to all or any portion of a Mortgaged Real Property (each, a "Released Real
Property"). The Borrower shall exercise its rights under this Section by delivering to the Collateral Agent a notice (each, a "Release Notice"), which shall refer to this Section, describe with particularity the proposed Released Real Property and be accompanied by (i) four counterparts of the Release fully executed and acknowledged by all necessary parties other than Collateral Agent,
(ii) executed counterparts of UCC or other applicable termination statements necessary to terminate the Lien of the applicable Mortgage and (iii) an Officers' Certificate certifying that no Default or Event of Default shall have occurred and the parties executing any and all documents in connection with the Release (other than the Collateral Agent) were duly authorized to do so (collectively, the "Release Conditions"). In the event the proposed Released Real Property consists of less than all of the Mortgaged Real Property subject to a single Mortgage, the Partial Release Conditions must be satisfied in order for the Borrower to receive the Release.

          (c) The Collateral Agent's obligation to deliver a Release in respect of less than all of the Mortgaged Real Property subject to a single Mortgage shall be contingent upon the satisfaction of the conditions in subsection (a) of this Section 7.15 and the Release Conditions as well as the following conditions (collectively, the "Partial Release Conditions"):

               (i) following the sale, transfer or other disposition of and release of the Lien of the applicable Mortgage with respect to the proposed Released Real Property, the remaining Mortgaged Real Property shall have utility services and access to public roads, rail spurs and other transportation structures sufficient and necessary for the continued use of such Mortgaged Real Property in the manner utilized prior to the Release;

               (ii) following the sale, transfer or other disposition of the proposed Released Real Property, the remaining Mortgaged Real Property shall comply in all material respects with applicable laws, rules, regulations and ordinances relating to environmental protection, zoning, land use, configuration and building and workplace safety;

               (iii) following the sale, transfer or other disposition of the proposed Released Real Property, the value of the remaining Mortgaged Real Property shall not be less than the value of such remaining Mortgaged Real Property prior to the Release;

               (iv) the Title Company shall have issued an endorsement to the Banks' title insurance policy relating to the Mortgaged Real Property confirming that after the proposed release, the Lien of the applicable Mortgage continues unimpaired as a first priority Lien upon the remaining Mortgaged Real Property subject only to Prior Liens; and

               (v) the Borrower shall cause to have been delivered to Collateral Agent an Officer's Certificate certifying that the conditions set forth in subsections (i) through (iv) have been satisfied.

          (d) The Collateral Agent shall execute, acknowledge (if applicable) and deliver to the Borrower counterparts of the documents described in subsection (b)(i) and (ii) within 30 days after receipt by the Collateral Agent of a Release Notice provided that the Release Conditions and the Partial Release Conditions (if applicable) have been satisfied. The Borrower shall (i) execute, deliver, obtain and record such instruments as the Collateral Agent may require, including, without limitation, amendments to the Security Documents or this Agreement and (ii) deliver to the Collateral Agent such evidence of the satisfaction of the Release Conditions and the Partial Release Conditions as the

Collateral Agent may require. The Borrower shall reimburse the Collateral Agent, Agent and the Banks upon demand for all costs or expenses incurred in connection with any actions taken pursuant to this Section 7.15.

          7.16. CONTINGENT OBLIGATIONS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or become or be liable with respect to any Contingent Obligation except:

               (i)   guarantees   resulting   from   endorsement  of  negotiable
          instruments for collection in the ordinary course of business;

               (ii) Interest Rate  Agreements to the extent  required by Section
          6.11 of this Agreement;

               (iii) performance guarantees by the Borrower of contractual obligations of the Subsidiaries of the Borrower, in each case entered into the ordinary course of business;

               (iv) guarantees of Indebtedness permitted by Section 7.04; and

               (v) other Contingent Obligations not to exceed $350,000 in the aggregate for the Borrower and its Subsidiaries outstanding at any one time.

          7.17. ERISA. The Borrower will not, and will not permit any of its Subsidiaries to:

               (i) engage in any transaction in connection with which the Borrower or its Subsidiaries could reasonably be subject to either a tax imposed by Section 4975(a) of the Code or the corresponding civil penalty assessed pursuant to Section 502(i) of ERISA, which penalties and taxes for all such transactions could reasonably be expected to be in an aggregate amount in excess of $200,000;

               (ii) permit to exist any accumulated funding deficiency, for which a waiver has not been obtained from the Internal Revenue Service, with respect to any Pension Plan which is then maintained by the Borrower or its Subsidiaries or as to which the Borrower or its Subsidiaries has any continuing funding obligations;

               (iii) permit to exist any failure to make contributions or any unfunded benefits liability which creates, or with the passage of time would create, a statutory lien or requirement to provide security under ERISA or the Code in favor of the PBGC or any Pension Plan, Multiemployer Plan or other entity;

               (iv) permit the sum of the amount of unfunded benefit liabilities (determined in accordance with Statement of Financial Accounting Standards No. 87) under all Title IV Plans which are then maintained by the Borrower or its Subsidiaries or as to which any Credit Party or its Subsidiaries have any funding obligations (excluding each Title IV Plan with an amount of unfunded benefit liabilities of zero or less) to exceed $200,000 for a period in excess of twelve months; or

               (v) fail to make any material payment to any Multiemployer Plan that it may be required to make under such Multiemployer Plan, any agreement relating to such Multiemployer Plan, or any law pertaining thereto.

          As used in this Section 7.17, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code, and the term "amount of unfunded benefit liabilities" has the meaning specified in Section 4001(a)(18) of ERISA.

          7.18. MERGER AND CONSOLIDATIONS. No Credit Party will merge or consolidate with or into any other entity, except that any Wholly Owned Subsidiary of the Borrower may merge or consolidate with or into (a) any other WhollyOwned Subsidiary of the Borrower, (b) any other Credit Party or (c) the Borrower, PROVIDED that no Default or Event of Default exists or would result therefrom.

          7.19. SALE AND LEASEBACKS. Unless constituting a permitted disposition of assets under Section 7.15 hereof, the Borrower will not, and will not permit its Subsidiaries to, directly or indirectly, become or thereafter remain liable as lessee or as guarantor or other surety with respect to the lessee's obligations under any lease, whether an Operating Lease or a Capital Lease, of any property (whether real or personal or mixed) whether now owned or hereafter acquired (i) which the Borrower or its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than in connection with the Transaction) or (ii) which the Borrower or its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Borrower or its Subsidiaries to any Person in connection with such lease, if in the case of clause (i) or (ii) above, such sale and such lease are part of the same transaction or a series of related transactions or such sale and such lease occur within one year of each other or are with the same other Person.

          7.20. SALE OR DISCOUNT OF RECEIVABLES. The Borrower will not, and will not permit its Subsidiaries to, sell, with or without recourse, or discount (other than in connection with trade discounts in the ordinary course of business) or otherwise sell for less than the face value thereof, notes or accounts receivable, other than receivables, that, in accordance with GAAP, are deemed uncollectible.

          7.21. GENA PAYMENTS. The Borrower will not, and will not permit its Subsidiaries to, make any cash payments pursuant to the Stock Escrow and BuyBack Agreement dated November 26, 1996 if at the time of such cash payment or after giving effect thereto, a Default shall have occurred and be continuing.

          SECTION 8. EVENTS OF DEFAULT. Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

          8.01. PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of the Loans, (ii) default, and such default shall continue for two or more Business Days, in the payment when due of any interest on the Loans or under any other Credit Document or (iii) fail to pay any other amounts owing hereunder for five Business Days after receiving notice from the Agent of such default; or

          8.02. REPRESENTATIONS, ETC. Any representation, warranty or statement made or deemed made by any Credit Party or its respective Subsidiaries herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          8.03. COVENANTS. Any Credit Party or its respective Subsidiaries shall
(a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.11, 6.12, 6.14, 6.15, 6.16 or Section 7 hereof or Section 1.1 of any Mortgage or (b) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any Security Document (other than those referred to in Section 8.01 or 8.02) and such default shall continue unremedied for a period of at least thirty days after the date of such default; or

          8.04. Default Under Other Agreements. (a) Any Credit Party or its respective Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than Obligations) having a principal amount in excess of $500,000 in the aggregate for all Credit Parties and their Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity, PROVIDED that to the extent that the Gena Payment is not made because it would cause a Default or Event of Default hereunder, such nonpayment will not constitute a Default or Event of Default under this Section 8.04; or (b) any such Indebtedness of any Credit Party or any of its respective Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

          8.05. BANKRUPTCY, ETC. Any Credit Party or its respective Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against any Credit Party or any of its respective Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of any Credit Party or any of its respective Subsidiaries; or any Credit Party or any of its respective Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Credit Party or any of its respective Subsidiaries; or there is commenced against any Credit Party or any of its respective Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or any Credit Party or any of its respective Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Credit Party or any of its respective Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Credit Party or any of its respective Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by any Credit Party or any of its respective Subsidiaries for the purpose of effecting any of the foregoing; or

          8.06.  ERISA.

          (i) Any "reportable event" as described in Section 4043 of ERISA or the regulations thereunder (excluding those events for which the requirement for notice has been waived by the PBGC), or any other event or condition, which the Required Banks determine constitutes reasonable grounds under Section 4042 of ERISA for the termination of any Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Title IV Plan shall have occurred; or

          (ii) A trustee shall be appointed by a United States District Court to administer any Title IV Plan; or

          (iii) The PBGC shall institute proceedings to terminate any Title IV Plan or to appoint a trustee to administer any Title IV Plan; or

          (iv) Any Credit Party, its respective Subsidiaries or its respective ERISA Affiliates shall become liable to the PBGC or any other party under
Section 4062, 4063, 4064 or 4069 of ERISA with respect to any Title IV Plan; or

          (v) Any Credit Party, its respective Subsidiaries or its respective ERISA Affiliates shall become liable to any Multiemployer Plan under Section 4201 ET SEQ. of ERISA; and

if the sum of each of such Credit Party's, its respective Subsidiaries' and its respective ERISA Affiliates' various liabilities (such liabilities to include, without limitation, any liability to the PBGC or to any other party under
Section 4062, 4063, 4064 or 4069 of ERISA) with respect to any Title IV Plan, or to any Multiemployer Plan under Section 4201 ET SEQ. of ERISA which the Required Banks determine could reasonably be expected to be incurred as a result of such events listed in subclauses (i) through (v) above exceeds $200,000; or

          8.07. SECURITY DOCUMENTS. Any Security Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons and subject to no Liens other than Prior Liens and Liens expressly permitted by the applicable Security Document; or

          8.08. GUARANTEES. Any Guarantee or any provisions thereof shall cease to be in full force or effect in all material respects, or the Guarantor thereunder or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such Guarantee or the Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guarantee; or

          8.09. JUDGMENTS. One or more judgments or decrees shall be entered against any Credit Party or any of its respective Subsidiaries involving a liability of $250,000 or more in the case of any one such judgment or decree and $500,000 or more in the aggregate for all such judgments and decrees for all Credit Parties and their respective Subsidiaries (in either case in excess of the amount covered by insurance as to which the insurance company has acknowledged coverage) and (i) any such judgments or decrees shall not have been vacated, discharged, bonded or enforcement thereof stayed pending appeal within 30 days from the entry thereof or (ii) any enforcement proceeding therefor shall have been commenced; or

          8.10. OWNERSHIP. (i) The consummation of any transaction the result of which is that any person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act) owns (x) directly or indirectly 50% or more of the issued and outstanding Common Stock of the Borrower or (y) 50% or more of the equity securities of the Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of the members of the board of directors of the Borrower or (ii) individuals who constituted the board of directors of the Borrower on the Closing Date (together with any new directors whose proposal for election by the members of the Borrower was approved by a vote of a majority of the directors of the Borrower then still in office who either were directors on the Closing Date or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the members of the board of directors of the Borrower still in office (each, a "Change in Control").

          Then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent shall, upon the written request of the Required Banks, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent or any Bank to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that, if an Event of Default specified in Section 8.05 shall occur, with respect to any Credit Party or its respective Subsidiaries, the result which would occur upon the giving of written notice by the Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any accrued and unpaid Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and accrued interest in respect of all Loans and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; and/or (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the remedies created pursuant to the Security Documents. If an Event of Default is cured or waived in accordance with the terms of the Agreement, it ceases (and, if waived, pursuant to the terms, and to the extent, of such waiver).

          SECTION 9. DEFINITIONS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

          "A TERM LOAN" has the meaning provided in Section 1.01(a).

          "A TERM LOAN COMMITMENT" means, with respect to each Bank, the amount set forth below such Bank's name on the signature pages hereto directly across from the entry entitled "A Term Loan Commitment," as the same may be reduced from time to time pursuant to Sections 2.02, 3.02 and/or 8.

          "A TERM LOAN FACILITY" means the Loan Facility evidenced by the Total A Term Loan Commitment.

          "A TERM NOTE" has the meaning provided in Section 1.05(a).

          "A TERM PORTION" means, at any time, the portion of the Loan Facility evidenced by the Total A Term Loan Commitment.

          "ABBA" means U.K. ABBA Products, Inc., a corporation.

          "ACCOUNT" means all of the "accounts" (as that term is defined in Section 9106 of the Uniform Commercial Code as in effect in the State of New
York) of the Borrower and its Subsidiaries whether or not such Account has been earned by performance, whether now existing or existing in the future, including, without limitation, all (i) accounts receivable, including, without limitation, all accounts created by or arising from all of the Borrower's and its Subsidiaries' sales of goods or rendition of services or licensing or subleasing of any of the Borrower's and its Subsidiaries' Intellectual Property;
(ii) unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom; (iii) rights to any goods represented by any of the foregoing, including returned or repossessed goods; (iv) reserves and credit balances held by the Borrower and its Subsidiaries with respect to any such accounts receivable or any account debtor; (v) guarantees or collateral for any of the foregoing; and (vi) insurance policies or rights relating to any of the foregoing.

          "ACQUISITION PORTION" means, at any time, the portion of the Loan Facility evidenced by the Total Acquisition Term Loan Commitment.

          "ACQUISITION TERM LOAN" has the meaning provided in Section 1.01(c).

          "ACQUISITION  TERM LOAN  CLOSING  DATE" has the  meaning  provided  in
Section 1.01(c).

          "ACQUISITION TERM LOAN COMMITMENT" means, with respect to each Bank, the amount set forth below such Bank's name on the signature pages hereto beside the column entitled "Acquisition Term Loan Commitment", as same may be reduced from time to time pursuant to Sections 1.01(d), 2.01, 3.02 and/or 8.

          "ACQUISITION  TERM LOAN  COMMITMENT  TERMINATION  DATE" means June 15,
1999.

          "ACQUISITION   TERM  NOTE"  has  the   meaning   provided  in  Section
1.05(a)(iii).

          "ADDITIONAL COLLATERAL" has the meaning provided in Section 6.14.

          "AFFILIATE" means with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors, managers and executive officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation or a limited liability company for the purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors or managers of such corporation or limited liability company or
(ii) to direct or cause the direction of the management and policies of such corporation or limited liability company, whether through the ownership of voting securities, by contract or otherwise.

          "AGENT" has the meaning provided in the first paragraph of this Agreement and shall include any successor thereto appointed in accordance herewith.

          "AGENT'S OFFICE" means the office of the Agent located at 1211 Avenue of the Americas, 7th Floor, New York, New York 10036, or such other office in New York as the Agent may hereafter designate in writing as such to the other parties hereto.

          "AGREEMENT" means this Credit Agreement, as the same may after its execution be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "APPROVED BANK" has the meaning set forth in the definition of "Cash Equivalents" below.

          "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated as of October 31, 1997, by and among the Borrower and the Sellers.

          "ASSET SALE" means the sale, transfer or other disposition, to the extent consummated after the Closing Date, by the Borrower or any of its Subsidiaries of any asset of the Borrower or its Subsidiaries to any Person (other than transactions included in the definition of Net Financing Proceeds and sales, transfers or other dispositions of inventory in the ordinary course of business and/or of obsolete equipment effected in compliance with Section 7.15(a)(iv)).

          "AUTHORIZED   OFFICER"  means  any  senior  officer  of  the  Borrower
designated as such in writing to the Agent by the Borrower, to the extent acceptable to the Agent.

          "B TERM LOAN" has the meaning provided in Section 1.01(a).

          "B TERM LOAN COMMITMENT" means, with respect to each Bank, the amount set forth below such Bank's name on the signature pages hereto directly across from the entry entitled "B Term Loan Commitment," as the same may be reduced from time to time pursuant to Sections 2.02, 3.02 and/or 8.

          "B TERM LOAN FACILITY" means the Loan Facility evidenced by the Total B Term Loan Commitment.

          "B TERM NOTE" has the meaning provided in Section 1.05(a).

          "B TERM PORTION" means, at any time, the portion of the Loan Facility evidenced by the Total B Term Loan Commitment.

          "BANK" has the meaning provided in the first paragraph of this Agreement and in Section 11.04.

          "BANKRUPTCY CODE" has the meaning provided in Section 8.05.

          "BASE RATE" means the higher of (x) 1/2% PER ANNUM in excess of the Federal Funds Rate and (y) the rate which the Agent announces from time to time as its prime commercial lending rate, as in effect from time to time. The rate the Agent announces as its prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Agent may make commercial loans or other loans at rates of interest at, above or below the rate it announces as its prime commercial lending rate.

          "BASE RATE LOAN" means each Loan bearing interest at the rate provided in Section 1.07(a).

          "BORROWER" has the meaning provided in the first paragraph of this Agreement.

          "BORROWER GENERAL SECURITY AGREEMENT" means the General Security Agreement executed and delivered by the Borrower substantially in the form of EXHIBIT H1 hereto, except for such changes as shall have been approved by the Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

          "BORROWER SECURITIES PLEDGE AGREEMENT" means the Securities Pledge Agreement executed and delivered by the Borrower substantially in the form of EXHIBIT F1 hereto, except for such changes therein as shall have been approved by the Agent, as the same may after its execution be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

          "BORROWING" shall mean the incurrence pursuant to a Notice of Borrowing and to the Loan Facility of one Type of Loan by the Borrower from all of the Banks on a PRO RATA basis on a given date (or resulting from conversions on a given date) having, in the case of LIBOR Loans, the same Interest Periods.

          "BORROWING BASE" means an amount equal to the sum of (i) 85% of the Eligible Accounts Receivable and (ii) 55% of the Eligible Inventory.

          "BORROWING BASE  CERTIFICATE" has the meaning assigned to that term in
Section 6.01.

          "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

          "CAPITAL LEASE" of any Person means any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person, together with any renewals of such leases (or entry into new leases) on substantially similar terms.

          "CAPITALIZED LEASE OBLIGATIONS" of any Person means all obligations under Capital Leases of such Person or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "CASH" means money, currency or a credit balance in a Deposit Account.

          "CASH EQUIVALENTS" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than three years from the date of acquisition, (ii) marketable direct obligations issued by any State of the United States of America or any local government or other political subdivision thereof rated (at the time of acquisition of such security) at least AA by Standard & Poor's Corporation ("S&P") or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") having maturities of not more than one year from the date of acquisition, (iii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Bank, (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose shortterm commercial paper rating (at the time of acquisition of such security) by S&P is at least A1 or the equivalent thereof or by Moody's is at least P1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition,
(iv) commercial paper and variable or fixed rate notes issued by any Bank or Approved Bank or by the parent company of any Bank or Approved Bank and commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company with a shortterm commercial paper rating (at the time of acquisition of such security) of at least A1 or the equivalent thereof by S&P or at least P1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a longterm unsecured debt rating (at the time of acquisition of such security) of at least AA or the equivalent thereof by S&P or the equivalent thereof by Moody's and in each case maturing within one year after the date of acquisition, and (v) repurchase agreements with any Bank or any primary dealer maturing within one year from the date of acquisition that are fully collateralized by investment instruments that would otherwise be Cash Equivalents; PROVIDED that the terms of such repurchase agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy Repurchase Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985.

          "CERCLA" has the meaning provided in Section 5.22(d).

          "CHANGE IN CONTROL" has the meaning provided in Section 8.10.

          "CLOSING DATE" means December 10, 1997.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL" means all of the Pledged Collateral, Pledged Securities and Mortgaged Real Property.

          "COLLATERAL AGENT" means Indosuez in its capacity as collateral agent for the Banks and shall include any successor thereto appointed in accordance herewith.

          "COMMERCIAL LETTER OF CREDIT" means any letter of credit or similar instrument issued for the account of Borrower for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Borrower or any of its Subsidiaries in the ordinary course of business of Borrower or Subsidiaries.

          "COMMITMENT" means, with respect to each Bank, such Bank's A Term Loan Commitment, B Term Loan Commitment, Acquisition Term Loan Commitment and Revolving Loan Commitment.

          "COMMITMENT COMMISSION" has the meaning provided in Section 2.03.

          "COMMON STOCK" means the Common Stock, $.0001 par value, of the Borrower.

          "COMPLIANCE  CERTIFICATE"  means  a  certificate  issued  pursuant  to
Section  6.01(d)  signed  by  a  chief  financial  officer,   controller,  chief
accounting officer or other Authorized Officer of the Borrower.

          "CONSOLIDATED AMORTIZATION EXPENSE" for any Person means, for any period, the consolidated amortization expense of such Person for such period, determined on a consolidated basis for such Person and its Subsidiaries in conformity with GAAP.

          "CONSOLIDATED CAPITAL EXPENDITURES" of any Person means, for any period, the amount expended for property, plant or equipment in conformity with GAAP, but excluding expenditures made in connection with the replacement, substitution or restoration of assets (i) to the extent financed from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored, (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced or (iii) with regard to equipment that is purchased simultaneously with the tradein of existing equipment, fixed assets or improvements, the credit granted by the seller of such equipment for the tradein of such equipment, fixed assets or improvements; PROVIDED that Consolidated Capital Expenditures shall in any event not include the purchase price paid in connection with a Designated Acquisition or the acquisition of all or substantially all of a business or product line and shall not include Indebtedness incurred pursuant to Section 7.04(i).

          "CONSOLIDATED CURRENT ASSETS" means, with respect to any Person as at any date of determination, the total assets of such Person and its consolidated

Subsidiaries   which  may  properly  be  classified  as  current   assets  on  a
consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

          "CONSOLIDATED CURRENT LIABILITIES" means, with respect to any Person as at any date of determination, the total liabilities of such Person and its consolidated Subsidiaries which may properly be classified as current liabilities (other than the current portion of any Loans and of any Existing Indebtedness) on a consolidated balance sheet of such Person and its consolidated Subsidiaries in accordance with GAAP.

          "CONSOLIDATED DEPRECIATION EXPENSE" for any Person means, for any period, the consolidated depreciation expense of such Person for such period, determined on a consolidated basis for such Person and its consolidated Subsidiaries in conformity with GAAP.

          "CONSOLIDATED EBITDA" for any Person means, for any period, the difference between (A) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Tax Expense, (iii) Consolidated Interest Expense, (iv) Consolidated Amortization Expense and (v) Consolidated Depreciation Expense; PROVIDED that the sums included in clauses (ii) through
(v) shall be added back only to the extent deducted in calculating Consolidated Net Income LESS (B) the sum of the amounts for such period of interest income and (C) net gains in connection with sales of assets (excluding sales in the ordinary course of business), whether or not extraordinary, all as determined on a consolidated basis for such Person and its consolidated Subsidiaries in accordance with GAAP.

          "CONSOLIDATED   EBITDAC"  for  any  Person  means,   for  any  period,
Consolidated EBITDA MINUS Consolidated Capital Expenditures.

          "CONSOLIDATED INTEREST EXPENSE" for any Person means, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of such Person and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of such Person and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, but excluding, however, any amortization of deferred financing costs and any other non-cash component of interest expense, all as determined on a consolidated basis for such Person and its consolidated Subsidiaries in accordance with GAAP.

          "CONSOLIDATED NET INCOME" for any Person means, for any period, the net income (or loss) of such Person and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined on a consolidated basis for such Person and its consolidated Subsidiaries in conformity with GAAP; PROVIDED that there shall be excluded (i) the income (or loss) of any other Person (other than consolidated Subsidiaries of such Person) in which any third Person (other than such Person or any of its consolidated Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or any of its Subsidiaries by such other Person during such period, (ii) the income (or loss) of any other Person accrued prior to the date it becomes a consolidated Subsidiary of such Person or is merged into or consolidated with such Person or any of its consolidated Subsidiaries or such other Person's assets are acquired by such Person or any of its consolidated Subsidiaries, (iii) the income of any consolidated Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that consolidated Subsidiary and (iv) the income (or loss) for such Person arising from any nonrecurring charges, including the extraordinary charge related to the writeoff of deferred financing charges, arising as a result of the Borrower entering into this Agreement.

          "CONSOLIDATED TAX EXPENSE" for any Person means, for any period, without duplication, the consolidated tax expense of such Person for such period, determined on a consolidated basis for such Person and its consolidated Subsidiaries in conformity with GAAP.

          "CONTINGENT OBLIGATIONS" means, as to any Person, without duplication, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business and amounts that are included in Section 7.16. The amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum amount that such Person may be obligated to expend pursuant to the terms of such Contingent Obligation or, if such Contingent Obligation is not so limited, the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "CONVERSION  EVENT"  shall have the  meaning  ascribed to such term in
Section 1.01(d).

          "CREDIT DOCUMENTS" means (i) this Agreement, (ii) each Note, (iii) each Guarantee and (iv) each Security Document.

          "CREDIT PARTY" means at all times the Borrower and each Subsidiary thereof that pledges any stock, grants any Lien or issues any guarantee pursuant to any Credit Document.

          "CURRENCY PROTECTION AGREEMENT" shall mean any foreign exchange contract, currency swap agreement, or other financial agreements or arrangements designed to protect the Borrower against fluctuations in currency values.

          "DEFAULT" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

          "DESIGNATED ACQUISITION" means such acquisition as shall be effected by the Borrower or its Subsidiaries in whatever manner selected by the Borrower or its Subsidiaries (including acquisition of capital stock or the purchase of assets) with the proceeds of an Acquisition Term Loan; PROVIDED that (x) in the case of a purchase of Capital Stock, the entity acquired engages in, and (y) in the case of a purchase of assets, such assets are used in a business directly related to the manufacture and/or distribution of beauty products, and lines of business reasonably related thereto.

          "DESTRUCTION" has the meaning assigned to that term in each Mortgage.

          "DIVIDENDS" has the meaning provided in Section 7.08.

          "DOCUMENTS" means each Credit Document and each Transaction Document.

          "DOLLARS" or "$" means United States Dollars.

          "EFFECTIVE DATE" has the meaning provided in Section 11.10. "EFFECTIVE TIME" has the meaning provided in Section 11.10.

          "ELIGIBLE ACCOUNTS RECEIVABLE" means, as at any applicable date of determination, the aggregate face amount of the Accounts of the Credit Parties included in clause (i) of the definition of Account hereunder (excluding any Accounts set forth in clauses (ii) through (vi) of such definition), without duplication, in each case less (without duplication) the aggregate amount of all reserves, limits and deductions with respect to such Accounts set forth below and less the aggregate amount of all returns, discounts, claims, rebates, offsets, credits, charges (including warehouseman's charges) and allowances of any nature with respect to such Accounts (whether issued, owing, granted or outstanding). Unless otherwise approved in writing by the Agent in its sole discretion, no individual Account shall be deemed to be an Eligible Account Receivable if:

               (a) a Credit Party does not have legal and valid title to the Account; or

               (b) the Account is not the valid, binding and legally enforceable obligation of the account debtor subject, as to enforceability, only to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of creditors' rights generally and (ii) judicial discretion in connection with the remedy of specific performance and other equitable remedies; or

               (c) the Account arises out of a sale made by a Credit Party to an Affiliate of such Credit Party; or

               (d) that portion of any Account that is unpaid more than 90 days after the original invoice date, with respect to Accounts the invoice for which provides that payment is due in 60 days or less from the date of such invoice; or

               (e) the Account is unpaid more than 30 days after the original payment due date, with respect to Accounts the invoice for which provides that payment is due more than 60 days from the date of such invoice; PROVIDED, HOWEVER, that the aggregate percentage of all invoices providing for payment more than 60 days from the date of the invoice that may constitute Eligible Accounts Receivable shall not exceed 20% at any one time; or

               (f) such Account, when aggregated with all other Accounts of the same account debtor (or any Affiliate thereof), exceeds twenty percent in face value of all Accounts of the Credit Parties then outstanding, to the extent of such excess; or

               (g) (i) the account debtor for such Account is also a creditor of a Credit Party, to the extent of the amount owed by such Credit Party to the account debtor, (ii) the Account is subject to any claim on the part of the account debtor disputing liability under such Account in whole or in part, to the extent of the amount of such dispute or (iii) the Account otherwise is or is reasonably likely to become subject to any right of setoff or any counterclaim, claim or defense by the account debtor, to the extent of the amount of such setoff or counterclaim, claim or defense; or

               (h) the account debtor for such Account has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors or if a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the account debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or if any other petition or other application for relief under the federal bankruptcy laws has been filed by or against the account debtor, or if the account debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

               (i) the Agent does not have a valid and perfected first priority security interest in such Account (subject only to a tax lien being contested in good faith and by appropriate proceedings and permitted by Section 7.03(a)); or

               (j) the sale to the account debtor for such Account is on a consignment, sale on approval, guaranteed sale or saleandreturn basis or pursuant to any written agreement requiring repurchase or return; or

               (k) such Account is from an account debtor (or any Affiliate thereof) and fifty percent (50%) or more, in face amount, of other Accounts from either such account debtor or any Affiliate thereof are due or unpaid for more than 90 days after the original invoice date; or

               (l) fifty percent (50%) or more, in face amount, of other Accounts from the same account debtor for such Account are not deemed Eligible Accounts Receivable hereunder; or

               (m) the account debtor for such Account is a foreign government or any agency, department or institution thereof; or

               (n) such Account is an Account a security interest in which would be subject to the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss.3727 ET SEQ.), unless the Credit Party has assigned the Account to the Agent in compliance with the provisions of such Act; or

               (o) the account debtor for such Account is outside the United States or incorporated in or conducting substantially all of its business in any jurisdiction located outside the United States, unless
          (i) the sale is on letter of credit or sight draft, guaranty or acceptance terms, in each case acceptable to the Agent or (ii) such Account is otherwise approved by and reasonably acceptable to the Agent; or

               (p) the Agent determines in good faith in accordance with its internal credit policies that (i) collection of the account is insecure or (ii) such Account may not be paid by reason of the account debtor's financial inability to pay; provided, however, that any Account referred to in this clause (p) shall not become ineligible until the Agent shall have given the Credit Party three Business Days' advance notice of such determination; or

               (q) the goods giving rise to such Account have not been shipped or the services giving rise to such Account have not been performed by a Credit Party or the Account otherwise does not represent a final sale; or

               (r) such Account does not comply in all material respects with all applicable legal requirements, including, where applicable, the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System, in each case as amended.

          In addition to the foregoing, Eligible Accounts Receivable includes such Accounts as a Credit Party requests and that the Agent approves in advance, in writing and in its sole discretion (or if the aggregate face amount to be approved exceeds $1,000,000 at any one time, the approval of the Required Banks has been obtained in writing).

          "ELIGIBLE INVENTORY" means (A) the gross amount of Inventory of the Credit Parties, valued at the lower of cost (on a FIFO basis) or market, which
(i) is owned solely by a Credit Party and with respect to which such Credit Party has good, valid and marketable title; (ii) is stored on property that is either (a) owned or leased by a Credit Party, PROVIDED that with respect to any leased property, from and after the sixtieth (60th) day following the Closing Date the landlord has executed and delivered a Landlord Lien Assurance, or (b) owned or leased by a warehouseman that has contracted (including purchase orders) with a Credit Party to store Inventory on such warehouseman's property (PROVIDED that with respect to Inventory stored on property owned or leased by a warehouseman, from and after the sixtieth (60th) day following the Closing Date the warehouseman has executed and delivered to the Agent an agreement reasonably satisfactory to the Agent whereby the warehouseman acknowledges the priority of the Lien of the Collateral Agent); (iii) is subject to a valid, enforceable and first priority Lien in favor of the Agent subject only to a tax lien being contested in good faith and by appropriate proceedings and permitted by Section 7.03(a); (iv) is located in the United States or the United Kingdom PROVIDED, that any such Inventory located in the United Kingdom (x) is located in a warehouse leased by the Borrower or its Subsidiaries, (y) is subject to a valid, enforceable and first priority security interest reasonably acceptable to counsel for the Agent and (z) does not exceed $1,500,000 in value at any one time; and (v) is not, in the reasonable judgment of the Agent, obsolete or slow moving in relation to customary industry practice, and which otherwise conforms to the requirements for eligibility contained herein; (B) LESS the amount of any goods returned or rejected by the Credit Parties' customers and goods in transit to third parties (other than to the Credit Parties' agents or warehousemen that comply with clause (A)(ii)(b) above); and (C) LESS the amount of any reserves for special order goods or otherwise. In addition to the foregoing, Eligible Inventory shall include such items of the Credit Parties' Inventory as Borrower shall request and that the Agent approves in advance, in writing and in its sole discretion (or if the aggregate amount to be approved exceeds $1,000,000 at any one time, the approval of the Required Banks has been obtained).

          "ENVIRONMENTAL LAWS" means the common law and all federal, state, local and foreign laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, now or hereafter in effect, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata),
(ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) underground and aboveground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA AFFILIATE" means any entity, whether or not incorporated, which is under common control or would be considered a single employer with any Credit Party within the meaning of Section 414(b), (c) or (m) of the Code and regulations promulgated under those sections or within the meaning of section 4001(b) of ERISA and regulations promulgated under that section.

          "EVENT OF DEFAULT" has the meaning provided in Section 8.

          "EXCESS CASH FLOW" means, without duplication, for any Person for any period for which such amount is being determined, (i) Consolidated Net Income, MINUS (ii) any amount of gain included in both (x) Consolidated Net Income and
(y) either Net Cash Proceeds or Net Financing Proceeds required to be applied to the prepayment of the Loans pursuant to Section 3.02(A)(e), PLUS (minus) (iii) the amount of depreciation, depletion, amortization of intangibles, deferred taxes and other noncash expenses (revenues) which, pursuant to GAAP, were deducted (added) in determining such Consolidated Net Income of such Person MINUS (plus) (iv) additions (reductions) to working capital for such period (I.E., the increase or decrease in Consolidated Current Assets (excluding cash) of such Person minus Consolidated Current Liabilities (excluding (A) changes in current liabilities for borrowed money and (B) Cash or Cash Equivalents which are either Net Cash Proceeds or Net Financing Proceeds required to be applied to the prepayment of the Loans pursuant to Section 3.02(A)(e) of such Person from the beginning to the end of such period), MINUS (v) the amount of Consolidated Capital Expenditures, MINUS (vi) Term Loan principal payments (excluding mandatory payments made pursuant to Section 3.02) made during such period. For purposes of the foregoing and without duplication, Consolidated Net Income will exclude (x) all losses on the sale of capital assets or out of the ordinary course of business and (y) all writedowns of capital assets. There shall also be deducted for the purposes of this definition payments made during such period pursuant to Sections 7.06(h) and 7.06(i).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXISTING DEBT" means the Indebtedness of the Credit Parties set forth on SCHEDULE 5.21(A).

          "FEDERAL FUNDS RATE" means on any one day the weighted average of the rate on overnight Federal funds transactions with members of the Federal Reserve System only arranged by Federal funds brokers as published as of such day by the Federal Reserve Bank of New York, or if not so published, the rate then used by first class banks in extending overnight loans to other first class banks.

          "FINAL A TERM LOAN MATURITY DATE" means the last Business Day of December, 2002.

          "FINAL B TERM LOAN MATURITY DATE" means the last Business Day of December, 2004.

          "FINANCING PROCEEDS" means the cash (other than Net Cash Proceeds or cash obtained in connection with the issuance of equity) received by the Borrower and/or any of its Subsidiaries, directly or indirectly, from any financing transaction of whatever kind or nature, including without limitation from any incurrence of Indebtedness, any mortgage or pledge of an asset or interest therein (including a transaction which is the substantial equivalent of a mortgage or pledge), from the sale of tax benefits, from a lease to a third party and a pledge of the lease payments due thereunder to secure Indebtedness, from a joint venture arrangement, from an exchange of assets and a sale of the assets received in such exchange, or any other similar arrangement or technique whereby the Borrower or any of its Subsidiaries obtains Cash in respect of an asset.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, it being understood and agreed that determinations in accordance with GAAP for purposes of Section 7, including defined terms as used therein, are subject (to the extent provided therein) to
Section 11.07(a).

          "GENERAL SECURITY AGREEMENTS" means and includes the Borrower General Security Agreement, the Subsidiary General Security Agreements and any other general security agreements delivered pursuant to Section 6.14 or 6.15.

          "GOVERNMENT ACTS" shall have the meaning provided in Section 1.10(i).

          "GOVERNMENTAL AUTHORITY" shall mean any federal, state, local, foreign or other governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar disputeresolving panel or body.

          "GUARANTEES" means and includes, once executed and delivered, the Subsidiary Guarantees and any subsidiary guarantee delivered pursuant to Section 6.16.

          "GUARANTORS" for purposes of this Agreement means each of the Borrower's Subsidiaries and any subsidiary that delivers a subsidiary guarantee pursuant to Section 6.16.

          "HAZARDOUS MATERIALS" means any pollutant, contaminant, chemical or industrial, toxic or hazardous substance, constituent or waste, including without limitation, petroleum including crude oil or any fraction thereof, or any petroleum product, subject to regulation under any Environmental Law.

          "INDEBTEDNESS" of any Person means, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed by such first Person, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, I.E., takeorpay and similar obligations, (vii) all obligations of such Person under Interest Rate Agreements or Currency Protection Agreements and (viii) all net Contingent Obligations of such Person; PROVIDED that Indebtedness shall not include trade payables, accrued expenses, accrued dividends, stock redemption payments, royalty payments, accrued retirees or employees benefits, deferred taxes and accrued income taxes, in each case arising in the ordinary course of business. For purposes of clause (iv) above

(where the relevant Indebtedness has not been assumed by such first Person), the amount of Indebtedness is equal to the lesser of the amount of Indebtedness secured or the fair market value of the property subject to the Lien.

          "INDOSUEZ" has the meaning provided in the first paragraph of this Agreement.

          "INITIAL BANK" means a Bank that was an original signatory to this Agreement.

          "INITIAL LOANS" means the initial Loans made under this Agreement on the Closing Date.

          "INTELLECTUAL PROPERTY" has the meaning provided in Section 5.16.

          "INTELLECTUAL PROPERTY SECURITY AGREEMENTS" means and includes the Subsidiary Intellectual Property Security Agreement and any other intellectual property security agreements delivered pursuant to Section 6.14 or 6.15.

          "INTEREST MARGIN" shall mean, in respect of (i) Base Rate Loans that are (a) A Term Loans, 1.00%, (b) B Term Loans, 1.50% and (c) Revolving Loans, 1.00% and (ii) LIBOR Loans that are (a) A Term Loans, 2.50%, (b) B Term Loans, 3.00% and (c) Revolving Loans, 2.50%.

          "INTEREST PERIOD" shall mean, with respect to any LIBOR Loan, the interest period applicable thereto, as determined pursuant to Section 1.13.

          "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement to which the Borrower is a party, designed to protect the Borrower or any of its Subsidiaries against fluctuations in interest rates.

          "INTEREST RATE DETERMINATION DATE" shall mean each date for calculating LIBOR for purposes of determining the interest rate in respect of the Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a LIBOR Loan.

          "INVENTORY" means all of the inventory of Borrower and its Subsidiaries (on a consolidated basis) including without limitation: (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in the business of the Borrower and its Subsidiaries;
(ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service; and
(iii) all goods returned or repossessed by Borrower or any of its Subsidiaries.

          "INVERNESS" means Inverness Corporation, a New Jersey corporation.

          "INVERNESS ACQUISITION" means the acquisition of certain of the assets of Inverness and Inverness U.K. pursuant to the Asset Purchase Agreement.

          "INVERNESS U.K." means Inverness (U.K.) Limited, a private company limited by shares and registered in England and Wales.

          "ISSUING BANK" means the Bank that agrees to issue a Letter of Credit, determined as provided in Section 1.10(c).

          "LEASE" means any lease, sublease, franchise agreement, license, occupancy or concession agreement.

          "LETTER OF CREDIT" or "LETTERS OF CREDIT" means (i) standby Letter or Letters of Credit and (ii) Commercial Letter or Letters of Credit, in each case, issued or to be issued by Issuing Banks for the account of the Borrower pursuant to Section 1.10.

          "LETTER OF CREDIT PARTICIPATION" has the meaning assigned to that term in Section 1.10(a).

          "LETTERS OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount that is or at any time thereafter may become available under all Letters of Credit then outstanding PLUS (ii) the aggregate amount of all drawings under Letters of Credit honored by all Issuing Banks and not theretofore reimbursed by the Borrower.

          "LIBOR" shall mean, with respect to any LIBOR Loan for any Interest Period, an interest rate PER ANNUM (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which U.S. dollar deposits approximately equal in principal amount to the applicable Loan of the Agent, in its capacity as a

Bank, included in such LIBOR Loan and for a maturity comparable to such Interest Period are offered to the principal London office of the Agent in the London interbank market at approximately 11:00 A.M., London time, on the Interest Rate Determination Date for such LIBOR Loan.

          "LIBOR LOAN" shall mean each Loan bearing interest at the LIBOR Rate plus the applicable Interest Margin in accordance with the provisions of Section 1.07(b) hereof.

          "LIBOR RATE" shall mean, with respect to any LIBOR Loan for any Interest Period, an interest rate PER ANNUM (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the LIBOR in effect for such Interest Period and (b) Statutory Reserves, if any. "LIEN" means any mortgage, pledge, security interest, encumbrance, lien, claim, hypothecation, assignment for security or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

          "LOAN" means each and every A Term Loan, B Term Loan, Acquisition Term Loan or Revolving Loan.

          "LOAN FACILITY" means the credit facility evidenced by the Total Term Loan Commitment, the Total Acquisition Term Loan Commitment and the Total Revolving Loan Commitment.

          "MATERIALLY ADVERSE EFFECT" means (i) any materially adverse effect (both before and after giving effect to the Transaction and the financing thereof and the other transactions contemplated hereby and by the other Documents) with respect to the operations, business, properties, assets, nature of assets, liabilities (contingent or otherwise), financial condition or prospects of the Borrower and its Subsidiaries, taken as a whole, (ii) any fact or circumstance (whether or not the result thereof would be covered by insurance) as to which singly or in the aggregate there is a reasonable likelihood of (w) a materially adverse change described in clause (i) with respect to the Borrower and its Subsidiaries, taken as a whole, (x) the inability of any Credit Party to perform in any material respect its Obligations hereunder or under any of the other Documents or the inability of the Banks to enforce in any material respect their rights purported to be granted hereunder or under any of the other Documents or the Obligations (including realizing on the Collateral), or (y) a materially adverse effect on the ability to effect (including hindering or unduly delaying) the Transaction and the other transactions contemplated hereby and by the Documents on the terms contemplated hereby and thereby or (iii) any fact or circumstance relating to any Credit Party as to which singly or in the aggregate there is a reasonable likelihood of any significant liability on the part of the Banks or the Agent.

          "MINIMUM BORROWING AMOUNT" means $100,000 for Term Loans and Revolving Loans, and $250,000 for Acquisition Term Loans.

          "MORTGAGE" means a term loan and revolving credit mortgage or deed of trust, assignment of rents, security agreement and fixture filing creating and evidencing a Lien on each Mortgaged Real Property, which shall be substantially in the form of EXHIBIT D hereto, in each such case containing such schedules and including such additional provisions and other deviations from such Exhibit as shall be necessary to conform such document to applicable or local law or as shall be customary under local law and made and which shall be dated the date of delivery thereof and made by the owner of the Mortgaged Real Property described therein for the benefit of the Collateral Agent, as mortgagee, assignee and secured party, as the same may at any time be amended or supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

          "MORTGAGED  REAL  PROPERTY"  means each Real  Property  designated  on
SCHEDULE 4.01(T)(I).

          "MULTIEMPLOYER  PLAN"  means a  "multiemployer  plan"  as  defined  in
Section 4001(a)(3) of ERISA with respect to which any Credit Party or its respective ERISA Affiliates is or has been required to contribute or otherwise may have liability.

          "NET AWARD" has the meaning assigned to that term in each Mortgage.

          "NET CASH PROCEEDS" means:

               (a) with respect to any Asset Sale, the aggregate cash payments received by the Borrower and/or any of its Subsidiaries, as the case may be, from such Asset Sale, net of the reasonably incurred direct expenses of sale; PROVIDED that, with respect to taxes, expenses shall only include taxes to the extent that taxes are payable in cash in the current year or in the next succeeding year with respect to the current year as a result of such Asset Sale; and

               (b) with respect to any Taking or Destruction, the Net Award or Net Proceeds, as applicable, resulting therefrom, to be applied as Net Cash Proceeds under this Agreement pursuant to the provisions of each Mortgage;

PROVIDED, FURTHER, that Net Cash Proceeds shall not include any amounts or items included in the definition of Financing Proceeds or Net Financing Proceeds (including in any proviso appearing therein or exclusion therefrom).

          "NET FINANCING PROCEEDS" means Financing Proceeds, net of the reasonably incurred direct expenses of the transaction and net of taxes (including income taxes) currently paid or payable in cash as a result thereof in the current year or in the next succeeding year with respect to the current year as a result of the transaction generating Net Financing Proceeds.

          "NET PROCEEDS" has the meaning assigned to that term in each Mortgage.

          "NOTES" means any Revolving Note, Acquisition Term Note or Term Note.

          "NOTICE OF BORROWING" has the meaning provided in Section 1.03.

          "OBLIGATIONS" means all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Agent, the Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document or secured by any of the Security Documents.

          "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its Chairman of the Board (if an officer) or its President or one of its Vice Presidents and by its Chief Financial Officer or its Treasurer or any Assistant Treasurer; PROVIDED that every Officers' Certificate with respect to compliance with a condition precedent to the making of any Loan hereunder shall include, on behalf of the Borrower, (i) a statement that the officers making or giving such Officers'

Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and
(iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

          "OFFICERS'   SOLVENCY   CERTIFICATE"   means  the  Officers'  Solvency
Certificate in the form set forth as EXHIBIT M hereto.

          "OPERATING LEASE" of any Person, shall mean any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) by such Person as Lessee which is not a Capital Lease.

          "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "PENSION PLAN" means any pension plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which is or has been maintained by or to which contributions are or have been made by any Credit Party or its respective ERISA Affiliates or as to which any Credit Party or its respective ERISA Affiliates may have liability.

          "PERMITTED ENCUMBRANCES" has the meaning provided in Section 7.03.

          "PERSON" means any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "PLEDGE AGREEMENTS" means and includes the Borrower Securities Pledge Agreement and any securities pledge agreements delivered pursuant to Section
6.14 or 6.15.

          "PLEDGED  COLLATERAL"  means all the Pledged  Collateral as defined in
the  General  Security   Agreements  and  the  Intellectual   Property  Security
Agreements.

          "PLEDGED SECURITIES" means all the Pledged Collateral as defined in each of the Pledge Agreements.

          "PORTION" means the Term Portion, the Acquisition Term Portion or the Revolving Portion.

          "PREDECESSOR COMPANIES" means each of Gena Laboratories, Inc., Body Drench (a Division of Designs by Norvell, Inc.), JDS Manufacturing Co., Inc. and Kotchammer Investments, Inc.

          "PRINCIPAL PAYMENT DATE" means any date of a Scheduled Term Loans Principal Payment.

          "PRIOR LIENS" means Liens which, to the extent permitted by the provisions of any Security Document, are or may be superior to the Lien of such Security Document.

          "PROJECTED FINANCIAL STATEMENTS" has the meaning provided in Section 5.11(c).

          "REAL PROPERTY" means all right, title and interest of any Credit Party or its respective Subsidiaries (including, without limitation, any leasehold estate) in and to a parcel of real property acquired by any Credit Party together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

          "REGISTER" has the meaning provided in Section 11.04(b)(A) of this Agreement.

          "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "REGULATION G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

          "REGULATION T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

          "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

          "REGULATION X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

          "REQUIRED BANKS" shall mean at any time one or more Banks holding at least 51% of the Total Commitments held by Banks (or, if the Total Commitments shall have been terminated, Banks holding at least 51% of the outstanding Loans); PROVIDED that for the purposes of Section 4, the requirement that any document, agreement, certificate or other writing is to be satisfactory to the Required Banks shall be satisfied if (x) such document, agreement, certificate or other writing was delivered in its final form to the Banks prior to the Effective Date (or if amended or modified thereafter, the Agent have reasonably determined such amendment or modification not to be material), (y) such document, agreement, certificate or other writing is satisfactory to the Agent and (z) Banks holding more than 331/3% of the Total Commitments held by Banks have not objected in writing to such document, agreement, certificate or other writing to the Agent prior to the Closing Date.

          "RESTORATION" has the meaning assigned to that term in each Mortgage.

          "REVOLVING LOAN COMMITMENT" means, with respect to each Bank, the amount set forth below such Bank's name on the signature pages hereto directly across from the entry entitled "Revolving Loan Commitment," as such amount may be reduced from time to time pursuant to Sections 2.01, 2.02, 3.02 and/or 8.

          "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the Business Day immediately preceding the Revolving Loan Maturity Date.

          "REVOLVING LOANS" has the meaning provided in Section 1.01(b).

          "REVOLVING LOAN MATURITY DATE" means the last Business Day of December, 2002 or such earlier date on which all Revolving Loan Commitments have been terminated.

          "REVOLVING NOTE" has the meaning provided in Section 1.05(a).

          "REVOLVING PORTION" means, at any time, the Portion of the Loan Facility evidenced by the Total Revolving Loan Commitments.

          "SCHEDULED A TERM LOANS PRINCIPAL PAYMENTS" means, with respect to the principal payments on the A Term Loans on the last Business Day of each month set forth below, the U.S. dollar amount set forth opposite thereto:

                                              Scheduled A Term Loan
            DATE                                Principal Payment
            ----                              ---------------------
            March 1998                             750,000
            June 1998                              750,000
            September 1998                         750,000
            December 1998                          750,000
            March 1999                             1,000,000
            June 1999                              1,000,000
            September 1999                         1,000,000
            December 1999                          1,000,000
            March 2000                             1,250,000
            June 2000                              1,250,000
            September 2000                         1,250,000
            December 2000                          1,250,000
            March 2001                             1,500,000
            June 2001                              1,500,000
            September 2001                         1,500,000
            December 2001                          1,500,000
            March 2002                             1,750,000
            June 2002                              1,750,000
            September 2002                         1,750,000
            December 2002                          1,750,000

PROVIDED, HOWEVER, that the Scheduled A Term Loans Principal Payments set forth above shall be adjusted pursuant to Section 1.01(e) upon each Conversion Event.

          "SCHEDULED B TERM LOANS PRINCIPAL PAYMENTS" means with respect to the principal payments on the B Term Loans on the last Business Day of each month set forth below, the U.S. dollar amount set forth opposite thereto:

                                               Total B Term Loans
              DATE                             Principal Payments
              ----                             ------------------
           March 1998                               75,000
           June 1998                                75,000
           September 1998                           75,000
           December 1998                            75,000
           March 1999                               75,000
           June 1999                                75,000
           September 1999                           75,000
           December 1999                            75,000
           March 2000                               75,000
           June 2000                                75,000
           September 2000                           75,000
           December 2000                            75,000
           March 2001                               75,000
           June 2001                                75,000
           September 2001                           75,000
           December 2001                            75,000
           March 2002                               75,000
           June 2002                                75,000
           September 2002                           75,000
           December 2002                            75,000
           March 2003                               2,937,000
           June 2003                                2,937,000
           September 2003                           2,937,000
           December 2003                            2,937,000
           March 2004                               2,937,000
           June 2004                                2,937,000
           September 2004                           2,937,000
           December 2004                            2,941,000

PROVIDED, HOWEVER, that the Scheduled B Term Loans Principal Payments set forth above shall be adjusted pursuant to Section 1.01(e) upon each Conversion Event.

          "SCHEDULED TERM LOANS PRINCIPAL PAYMENTS" means the Scheduled A Term Loans Principal Payments and the Scheduled B Term Loans Principal Payments.

          "SEC" means the Securities and Exchange Commission or any successor thereto.

          "SECURITY DOCUMENTS" means each of the Pledge Agreements, the General Security Agreements, the Intellectual Property Security Agreements, the Mortgages and any other documents utilized to pledge as Collateral for the Obligations any property or assets of whatever kind or nature.

          "SELLERS" has the meaning set forth in the first recital to this Agreement.

          "SENIOR INDEBTEDNESS" means Indebtedness, including under the Credit Documents, of the Borrower or any of its Subsidiaries which is not expressly subordinated to the Loans or to the Guarantees, as the case may be.

          "SENIOR LEVERAGE RATIO" means the ratio of (i) Senior Indebtedness of the Borrower and its Subsidiaries at any date to (ii) Consolidated EBITDA of the Borrower for the Test Period most recently ended.

          "STATE AND LOCAL DISCLOSURE REQUIREMENTS" means any state or local laws requiring notification of the buyer of real property, or notification, registration, or filing to or with any state or local agency, prior to the sale of any real property or transfer of control of an establishment, of knowledge of the actual or threatened presence or release into the environment, or the use, disposal, or handling of Hazardous Materials on, at, under, or near the real property to be sold or the establishment for which control is to be transferred.

          "STATUTORY RESERVES" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency, supplemental or other reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve system of the United States with respect to any category of liabilities which includes deposits by reference to which LIBOR in respect of such Borrowing is determined. Such reserve percentages shall include those imposed pursuant to Regulation D. For purposes of this definition, LIBOR Loans shall be deemed to constitute "Eurocurrency Liabilities" within the meaning of Regulation D and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets which may be available from time to time to any Bank under Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "SUBSIDIARY" of any Person means and includes (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation

(excluding stock of any class or classes of such corporation that might have voting power solely by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time.

          "SUBSIDIARY GENERAL SECURITY AGREEMENT" means the General Security Agreements executed and delivered by each Subsidiary substantially in the form of EXHIBIT H2 hereto, except for such changes as shall have been approved by the Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

          "SUBSIDIARY GUARANTEE" means each subsidiary guarantee executed by the subsidiaries of the Borrower substantially in the form of EXHIBIT E hereto, except for such changes as shall have been approved by the Agent, as the same may after its execution be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

          "SUBSIDIARY INTELLECTUAL PROPERTY SECURITY AGREEMENT" means the Intellectual Property Security Agreement executed and delivered by certain Credit Parties substantially in the form of EXHIBIT G hereto, except for such changes as shall have been approved by the Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

          "SUBSIDIARY SECURITIES PLEDGE AGREEMENT" means the Securities Pledge Agreement executed and delivered by certain Credit Parties substantially in the form of EXHIBIT F3 hereto, except for such changes therein as shall have been approved by the Agent, as the same may after its execution be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

          "TAKING" has the meaning assigned to that term in each Mortgage.

          "TAXES" has the meaning provided in Section 3.04.

          "TERM LOANS" has the meaning provided in Section 1.01(a).

          "TERM NOTE" means an A Term Note or B Term Note.

          "TERM PORTION" means, at any time, the portion of the Loan Facility evidenced by the Total Term Loan Commitment.

          "TERMINATION  EVENT"  means  (i) a  "reportable  event"  described  in
Section 4043 of ERISA or in the regulations thereunder (excluding events for which the requirement for notice of such reportable event has been waived by the PBGC by regulation) with respect to a Title IV Plan, or (ii) the withdrawal of any Credit Party or any of its respective ERISA Affiliates from a Title IV Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a Title IV Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings by the PBGC to terminate a Title IV Plan or to appoint a trustee to administer a Title IV Plan, or (v) any other event or condition which might constitute reasonable grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan, or (vi) the complete or partial withdrawal (within the meaning of Sections 4203 and 4205, respectively, of ERISA) of any Credit Party or any of its respective ERISA Affiliates from a Multiemployer Plan, or (vii) the insolvency or reorganization (within the meaning of Sections 4245 and 4241, respectively, of ERISA) or termination of any Multiemployer Plan, or (viii) the failure to make any payment or contribution to any Pension Plan or Multiemployer Plan or the making of any amendment to any Pension Plan which could result in the imposition of a lien or the posting of a bond or other security.

          "TEST PERIOD" means the four consecutive complete fiscal quarters of the Borrower then last ended computed on a PRO FORMA basis giving effect to any acquisitions which have occurred during such period, as if such acquisitions had occurred on the first day of such period, PROVIDED, HOWEVER, that the Agent shall have the right to review and approve any adjustments to historical financial statements used in such computation.

          "TITLE COMPANY" means First American Title Insurance Company of New York or such other title insurance or abstract company as shall be designated by the Agent.

          "TITLE IV PLAN" means any Pension Plan described in Section 4021(a) of ERISA, and not excluded under Section 4021(b) of ERISA.

          "TOTAL  A TERM  LOAN  COMMITMENT"  means  the  sum of the A Term  Loan
Commitments of each of the Banks increased, at each Acquisition Term Loan Closing Date, by that portion of the Acquisition Term Loan attributed to such Commitment pursuant to Section 1.01(d).

          "TOTAL ACQUISITION TERM LOAN COMMITMENT" means the sum of the Acquisition Term Loan Commitment of each of the Banks reduced, at each Acquisition Term Loan Closing Date, by the amount of Acquisition Term Loans borrowed on such date.

          "TOTAL  B TERM  LOAN  COMMITMENT"  means  the  sum of the B Term  Loan
Commitments of each of the Banks increased, at each Acquisition Term Loan Closing Date, by that portion of the Acquisition Term Loan attributed to such Commitment pursuant to Section 1.01(d).

          "TOTAL COMMITMENT" means the sum of the Total Term Loan Commitments, the Total Acquisition Term Loan Commitments and the Total Revolving Loan Commitments.

          "TOTAL LEVERAGE RATIO" means the ratio of (i) Indebtedness of the Borrower and its Subsidiaries at any date to (ii) Consolidated EBITDA of the Borrower for the Test Period most recently ended.

          "TOTAL REVOLVING LOAN COMMITMENT" means the sum of the Revolving Loan Commitments of each of the Banks.

          "TOTAL TERM LOAN COMMITMENT" means the sum of the A Term Loan Commitment and B Term Loan Commitment of each of the Banks.

          "TOTAL UTILIZATION" means, at any date of determination, the aggregate principal amount of all outstanding Revolving Loans.

          "TRANSACTION" has the meaning set forth in the recitals to this Agreement.

          "TRANSACTION DOCUMENTS" means the Asset Purchase Agreement and all schedules and exhibits thereto.

          "TYPE" shall mean a Base Rate Loan or LIBOR Loan.

          "UCC" means the Uniform Commercial Code as in effect in the State of New York.

          "UNUTILIZED COMMITMENT" for any Bank at any time means, on and after the Effective Date, the sum of the unutilized Revolving Loan Commitment of such Bank, after taking into effect the Letters of Credit Usage, and, until the earlier of the Acquisition Term Loan Commitment Termination Date and the date on which the Acquisition Term Loan Commitment is voluntarily reduced to zero pursuant to Section 2.02, the unutilized Acquisition Term Loan Commitment of such Bank.

          "WHOLLY-OWNED SUBSIDIARY" of any Person means any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' or nominees' qualifying shares, is owned directly or indirectly by such Person.

          "WRITTEN" or "IN WRITING" means any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

          SECTION 10. THE AGENT.

          10.01. APPOINTMENT. Each Bank hereby irrevocably designates and appoints Indosuez as Agent (such term to include the Agent acting as Collateral Agent or in any other representative capacity under any other Credit Document) of such Bank to act as specified herein and in the other Credit Documents and each such Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Section 10. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. The provisions of this Section 10 are solely for the benefit of the Agent and the Banks, and no Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party. The Borrower hereby agrees to pay the Agent an annual agency fee as previously agreed with the Agent.

          10.02. DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneysinfact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneysinfact selected by it with reasonable care except to the extent otherwise required by Section 10.03.

          10.03. EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, attorneysinfact or affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties by the Borrower, any Subsidiary of the Borrower or any of their respective officers contained in this Agreement, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Document or for any failure of the Borrower or any Subsidiary of the Borrower or any of their respective officers to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any Subsidiary of the Borrower. The Agent shall not be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Banks or by or on behalf of the Borrower to the Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

          10.04. RELIANCE BY THE AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks (or to the extent specifically provided in Section 11.12, all the Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

          10.05. NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge of the occurrence of any Default or Event of Default, other than a default in the payment of principal or interest on the Loans hereunder unless it has received notice from a Bank or the Borrower or any other Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; PROVIDED that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

          10.06. NONRELIANCE ON AGENT AND OTHER BANKS. Each Bank expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneysinfact or affiliates have made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower or any Subsidiary of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement and the other agreements contemplated hereby. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneysinfact or affiliates. Neither the Agent nor any Bank shall be deemed to be a fiduciary or have any fiduciary duty to any other Bank or Credit Party.

          10.07. INDEMNIFICATION. The Banks agree to indemnify the Agent in its capacity as such or in any other representative capacity under any other Credit Document ratably according to their aggregate Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or any of its Subsidiaries; PROVIDED that no Bank shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this
Section 10.07 shall survive the payment of all Obligations.

          10.08. THE AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries and other Affiliates of the Borrower as though the Agent were not the Agent hereunder. With respect to the

Loans made by it and all Obligations owing to it, the Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

          10.09. SUCCESSOR AGENT. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the term "Agent" shall include such successor agent effective upon its appointment, and the resigning Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent's resignation hereunder as Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          10.10.  RESIGNATION  BY  AGENT.

          (a) The Agent may resign from the performance of all its functions and duties hereunder at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to subsections (b) and
(c) below or as otherwise provided below.

          (b) Upon any such notice of resignation of the Agent, the Required Banks shall appoint a successor Agent acceptable to the Borrower and which shall be an incorporated bank or trust company or other qualified financial institution with operations in the United States and total assets of at least $1 billion.

          (c) If a successor Agent shall not have been so appointed within said 15 Business Day period, the resigning Agent with the consent of the Borrower shall then appoint a successor Agent (which shall be an incorporated bank or trust company or other qualified financial institution with operations in the United States and total assets of at least $1 billion) who shall serve as Agent until such time, if any, as the Required Banks appoint a successor Agent as provided above.

          (d) If no successor  Agent has been  appointed  pursuant to subsection
(b) or (c) by the 20th Business Day after the date such notice of resignation was given by the resigning Agent, such Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Required Banks with the consent of Borrower appoint a successor Agent as provided above.

          (e) Notwithstanding anything to the contrary contained in this Section 10, Indosuez, as Agent, may transfer its rights and obligations to perform all of its functions and duties hereunder to its parent company or to any Affiliate of it or its parent company.

          SECTION 11. MISCELLANEOUS.

          11.01. PAYMENT OF EXPENSES, ETC. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all outofpocket costs and expenses (x) of the Agent in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel and local counsel to the Banks) with prior notice to the Borrower of the engagement of any counsel and (y) of each of the Banks in connection with the enforcement of the Credit Documents (including in connection with any "workout" or other restructuring of the Borrower's Obligations or in connection with any bankruptcy, reorganization or similar proceeding with respect to any Credit Party or its Subsidiaries) and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for each of the Banks) with prior notice to the Borrower of the engagement of any counsel and the reasonable fees and expenses of any appraisers or any consultants or other advisors engaged with prior notice to the Borrower of any such engagement with respect to environmental or other matters; (ii) pay all outofpocket costs and expenses (including attorneys' fees) of the Agent or Indosuez or in connection with the assignment or attempted assignment to any other Person of all or any portion of Indosuez's interest under this Agreement pursuant to Section 11.04 incurred prior to 120 days following the Closing Date; (iii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iv) indemnify each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including, without limitation, any and all losses, liabilities, claims, damages or expenses arising under Environmental Laws) incurred by any of them as a result of, or arising out of, or in any way related to the entering into and/or performance of any Document or the use of the proceeds of any Loans hereunder or the Transaction or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the documented reasonable fees and disbursements of counsel incurred by any of them (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          11.02. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of such Credit Party purchased by such Bank pursuant to Section 11.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          11.03. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (which may include telecopier communication) and couriered for delivery of the next Business Day, and shall be sent, if to any Credit Party, to:

                  Styling Technology Corporation
                  2390 East Camelback Road
                  Suite 435
                  Phoenix, Arizona  85016
                  Telecopy No.
                  Attention:  Richard R. Ross
                  with copies to:

                  O'Connor, Cavanagh, Anderson, Killingsworth &
                    Beshears, P.A.
                  One East Camelback Road
                  Phoenix, Arizona  85012
                  Telecopy No.:  (602) 2632900
                  Attention:  Jeffrey H. Verbin

if to any Bank, at its address specified for such Bank on Annex II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall, when telecopied or sent by overnight courier, be effective when sent by telecopier or delivered to the overnight courier, as the case may be, except that notices and communications to the Agent shall not be effective until received by the Agent.

          11.04. BENEFIT OF AGREEMENT.

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, all future holders of the Notes, and their respective successors and assigns; PROVIDED that no Credit Party may assign or transfer any of its interests hereunder without the prior written consent of all of the Banks in their sole discretion; and PROVIDED, FURTHER, that the rights of each Bank to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth below in this
Section 11.04; PROVIDED that nothing in this Section 11.04 shall prevent or prohibit any Bank from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank and (ii) subject to Section 11.04(b)(B), granting participations in or assignments of all or a portion of such Bank's Loans, Notes and/or Commitments hereunder (y) to its parent company and/or to any Affiliate of such Bank that is at least 50% owned by such Bank or its parent company or (z) to an entity managed by a Person referred to in Section 11.04(a)(ii)(y).

          (b) Each Bank shall have the right to transfer, assign or grant participations in all or any part of its remaining Loans, Notes and/or Commitments hereunder on the basis set forth below in this clause (b). Each Bank may furnish any information concerning the Borrower in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

               (A) ASSIGNMENTS. Each Bank, with the written consent of the Agent, which shall not be unreasonably withheld, which shall be evidenced on the notice in the form of EXHIBIT I1 hereto, may assign pursuant to an Assignment and Assumption Agreement substantially in the form of EXHIBIT I2 hereto all or a portion of its Loans, Notes and/or Commitments hereunder pursuant to this clause (b)(A) to (x) one or more Banks or (y) one or more commercial banks or other financial or lending institutions; PROVIDED that any such assignment pursuant to this clause (y) shall be in an amount equal to at least $3,000,000 or such Bank's remaining Loans, Notes or Commitments. Any assignment pursuant to this clause (b)(A) will become effective no later than five Business Days after the Agent's receipt of (i) a written notice in the form of EXHIBIT I1 hereto from the assigning Bank and the assignee Bank and (ii) a processing and recordation fee of $2,000 from the assigning Bank in connection with the Agent's recording of such sale, assignment, transfer or negotiation; PROVIDED that such fee shall only be payable if the assignment is between a Bank and a party that is not a Bank prior to the assignment. The Borrower shall issue new Notes to the assignee in conformity with Section 1.05 and the assignor shall return the old Notes to the Borrower. Upon the effectiveness of any assignment in accordance with this clause (b)(A), the assignee will become a "Bank" for all purposes of this Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Bank shall be relieved of its obligations hereunder with respect to the Loans, Notes or Commitments being assigned. The Agent shall maintain at its address specified in Annex II hereto a copy of each Assignment Agreement delivered to and accepted by it and a register in which it shall record the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent demonstrable error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Agent or any Bank at any reasonable time and from time to time upon reasonable prior notice.

               (B) PARTICIPATIONS. Each Bank may transfer, grant or assign participations in all or any part of such Bank's Loans, Notes and/or

          Commitments hereunder pursuant to this clause (b)(B) to any Person; PROVIDED that (i) such Bank shall remain a "Bank" for all purposes of this Agreement and the transferee of such participation shall not constitute a Bank hereunder and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the scheduled final maturity date of any of the Loans, Notes or Commitments in which such participant is participating or (y) reduce the principal amount, interest rate or fees applicable to any of the Loans, Notes or Commitments in which such participant is participating or postpone the payment of any interest or fees or (z) release all or substantially all of the Collateral (except as expressly permitted by the Credit Documents). In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against the granting Bank in respect of such participation to be those set forth in the agreement with such Bank creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation; PROVIDED that such participant shall be considered to be a "Bank" for purposes of Sections 11.02 and 11.06(b).

          11.05. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent or any Bank would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Banks to any other or further action in any circumstances without notice or demand.

          11.06. PAYMENTS PRO RATA.

          (a) The Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall distribute such payment to the Banks PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

          (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, of a sum which with respect to any related sum or sums that are received by other Banks is proportionately greater as measured (immediately prior to receipt of all related amounts) relative to the total of such Obligations then owed and due to such Bank to the total of such Obligations then owed and due to all of the Banks, then such Bank receiving such excess amount shall promptly purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all of the Banks in such excess amount PRO RATA in accordance with their respective shares of the Obligations with respect to which such amount was received;
PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          11.07. CALCULATIONS;  COMPUTATIONS.

          (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Borrower to the Banks); PROVIDED that, except as otherwise specifically provided herein, all computations determining compliance with Section 7 and all definitions used herein for any purpose shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements delivered to the Banks pursuant to Section 4.01(i).

          (b) All computations of interest and fees hereunder shall be made on the actual number of days elapsed over a year of 365 days; PROVIDED, HOWEVER, that all computations of Commitment Commission and interest on LIBOR Loans shall be made on the actual number of days elapsed over a year of 360 days.

          11.08. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and be governed by the laws of the State of New York applicable to contracts made and to be performed wholly therein. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party and its respective Subsidiaries hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts. Each Credit Party and its respective Subsidiaries further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to CT Corporation System, 1633 Broadway, New York, New York 10019, its agent for service of process, such service to become effective 30 days after such mailing. Each Credit Party and its respective Subsidiaries hereby irrevocably appoints CT Corporation System to serve as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of the Agent or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party or its respective Subsidiaries in any other jurisdiction.

          (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          11.09. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

          11.10. EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") and at the time (the "Effective Time") on which the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at the Agent's Office or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written, telex or telecopy notice (actually received) at such office that the same has been signed and mailed to it. The Agent will give the Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

          11.11. HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          11.12. AMENDMENT OR WAIVER. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated (other than pursuant to the terms hereof) unless such change, waiver, discharge or termination is in writing signed by the Required Banks; PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Bank and the Agent, (i) extend the scheduled final maturity date of any Loan, or any portion thereof, or reduce the rate or extend the time of payment of interest thereon or fees or reduce the principal amount thereof, or increase the Commitments of any Bank or the Total Commitments, in each case over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment of any Bank), (ii) release all or substantially all of the Collateral or Guarantees (except as expressly permitted by the Credit Documents), (iii) amend, modify or waive any provision of Section 1.08, 3.04, 10.07, 11.01, 11.02, 11.04, 11.06, 11.07(b) or 11.12, (iv) reduce any percentage specified in, or otherwise modify, the definition of Required Banks, (v) modify the definition of Scheduled A Term Loans Principal Payments or Scheduled B Term Loans Principal Payments or (vi) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement. No provision of Section 10 may be amended without the consent of the Agent.

          11.13. SURVIVAL. All indemnities set forth herein including, without limitation, in Section 1.08, 1.10, 1.12, 3.04, 10.07 or 11.01 shall survive the execution and delivery of this Agreement and the making of the Loans, the repayment of the Obligations and the termination of the Total Commitments.

          11.14. DOMICILE OF LOANS. Each Bank may transfer and carry its Loans at, to or for the account of any branch office, Subsidiary or Affiliate of such Bank.

          11.15. WAIVER OF JURY TRIAL. Each of the parties to this Agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the Credit Documents or the transactions contemplated hereby or thereby.

          11.16. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed, all as of the date first written above.




                                             STYLING TECHNOLOGY CORPORATION

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

          Credit Agreement among Styling Technology Corporation, Credit Agricole Indosuez and the Banks listed herein.



                                       CREDIT AGRICOLE INDOSUEZ,
                                         as Agent and Collateral
                                         Agent and as a Bank

                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        A Term Loan Commitment:
                                        $25,000,000
                                        B Term Loan Commitment:
                                        $25,000,000
                                        Acquisition Term Loan Commitment:
                                        $12,500,000
                                        Revolving Loan Commitment:
                                        $12,500,000